REPORT
OF
INDEPENDENT
AUDITORS
                                                                  []  COREFUND


BOARD OF DIRECTORS AND SHAREHOLDERS
COREFUNDS, INC.

We have audited the accompanying statements of net assets of the Growth Equity Fund, Equity Fund, Equity Index Fund, Special Equity Fund, International Growth Fund, Balanced Fund, Government Income Fund, Short Term Income Fund, Short-Intermediate Bond Fund, Intermediate Municipal Bond Fund, Bond Fund, Pennsylvania Municipal Bond Fund, Cash Reserve, Treasury Reserve, and Tax-Free Reserve and the schedules of investments and statements of assets and liabilities of the Global Bond Fund and the New Jersey Municipal Bond Fund of CoreFunds, Inc. (the "Fund") as of June 30, 1996, and the related statements of operations for the period then ended, and for the Growth Equity Fund, Equity Index Fund, International Growth Fund, Balanced Fund, Government Income Fund, Short-Intermediate Bond Fund, Intermediate Municipal Bond Fund, Global Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, Cash Reserve, Treasury Reserve, and Tax-Free Reserve, the statements of changes in net assets and the financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the period ended October 31, 1995 and the financial highlights for the period ended October 31, 1990 through October 31, 1995 for the Equity Fund, Special Equity Fund,
Bond Fund, and Short Term Income Fund were audited by other auditors whose report dated December 8, 1995 expressed an unqualified opinion on those statements and financial highlights.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the Custodian as of June 30, 1996 and confirmation of securities not held by the Custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating, the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the 1996 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth Equity Fund, Equity Fund, Equity Index Fund, Special Equity Fund, International Growth Fund, Balanced Fund, Government Income Fund, Short Term Income Fund, Short-Intermediate Bond Fund, Intermediate Municipal Bond Fund, Bond Fund, Global Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, Cash Reserve, Treasury Reserve, and Tax-Free Reserve of the Fund at June 30, 1996 and the results of their operations for the period then ended, and for the Growth Equity Fund, Equity Index Fund, International Growth Fund, Balanced Fund, Government Income Fund, Short-Intermediate Bond Fund, Intermediate Municipal Bond Fund, Global Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, Cash Reserve, Treasury Reserve, and Tax-Free Reserve, the changes in their net assets and the financial highlights for each of the periods presented herein, in conformity with generally accepted accounting principles.

Philadelphia, Pennsylvania
August 16, 1996

                                              /s/Ernst & Young LLP

STATEMENT
OF
NET ASSETS
AS OF
JUNE 30, 1996


EQUITY INDEX FUND



[GRAPHIC OMITTED]

Pie Chart -- Shown is a pie chart depicting the industry classification for the Equity Index Fund. The following represent the plot points for the chart:

Industry Classification       % of Total Portfolio Investment
Miscellaneous                 2
Utilities                     12
Transportation                2
Technology                    11
Healthcare                    10
Finance                       13
Basic Materials               7
Capital Goods                 8
Consumer Cyclicals            13
Consumer Staples              13
Energy                        9





-------------------------------------------------------
DESCRIPTION                    SHARES       VALUE (000)
-------------------------------------------------------


COMMON STOCKS--99.8%
AEROSPACE & DEFENSE -- 0.8%
Lockheed Martin                   5,800        $  487
Raytheon                          8,900           459
Rockwell International            5,763           330
TRW                               1,500           135
                                                -----
                                                1,411
                                                -----
AGRICULTURE -- 0.1%
Pioneer Hi-Bred International     3,000           159
                                                -----
AIR TRANSPORTATION -- 0.5%
AMR*                              2,800           255
Delta Air Lines                   2,500           208
Southwest Airlines                3,300            96
US Air Group*                    15,300           275
                                                -----
                                                  834
                                                -----
AIRCRAFT -- 1.5%
Boeing                           11,037           962
General Dynamics                  1,700           105
McDonnell Douglas                 8,200           398
Northrop Grumman                  1,700           116
Parker Hannifin                   2,850           121
Teledyne                          3,700           134
Textron                           2,000           160
United Technologies               4,300           495
                                                -----
                                                2,491
                                                -----
APPAREL/TEXTILES -- 0.4%
Liz Claiborne                     5,000           173
Nike, Class B                     4,400           452
Russell                           3,100            86
                                                -----
                                                  711
                                                -----
APPLIANCES -- 0.1%
Maytag                            5,600           117
Whirlpool                         1,700            84
                                                -----
                                                  201
                                                -----


-------------------------------------------------------
DESCRIPTION                    SHARES       VALUE (000)
-------------------------------------------------------
AUTOMOTIVE -- 2.6%
Allied Signal                     9,100       $   520
Chrysler                         13,100           812
Dana                              4,600           143
Echlin                            2,500            95
Fleetwood Enterprises             4,055           126
Ford Motor                       36,900         1,195
General Motors                   24,100         1,262
Paccar                            1,500            74
Varity*                           2,700           130
                                                -----
                                                4,357
                                                -----
BANKS -- 7.4%
Banc One                         13,444           457
Bank of Boston                    2,900           144
Bank of New York                  5,500           282
BankAmerica                      12,800           970
Bankers Trust New York            1,800           133
Barnett Banks of Florida          2,200           134
Boatmens Bancshares               4,600           185
Chase Manhattan                  13,466           951
Citicorp                         16,800         1,388
Comerica                          3,600           161
Fifth Third Bancorp               3,000           162
First Bank System                 3,800           220
First Chicago                    12,701           497
First Union                      10,530           641
Fleet Financial Group             9,801           426
Golden West Financial             1,800           101
Great Western Financial           9,800           234
H.F. Ahmanson                    10,000           270
J.P. Morgan                       5,800           491
Keycorp                           7,800           302
MBNA                              4,950           141
Mellon Bank                       5,700           325
National City                     6,800           239
NationsBank                       9,000           744
Norwest                          10,900           380
PNC Bank                         13,900           414
Republic New York                 2,200           137
Suntrust Banks                    8,400           311
U.S. Bancorp                      4,300           155
UST                               4,600           158
Wachovia                          7,100           311
Wells Fargo                       3,433           820
                                               ------
                                               12,284
                                               ------
BEAUTY PRODUCTS -- 2.3%
Alberto Culver, Class B           3,200           148
Avon Products                     3,200           144
Colgate Palmolive                 4,246           360
Dial                              3,300            94
Ecolab                            3,300           109
Gillette                         15,600           973
International Flavors
   & Fragrances                   2,500           119
Procter & Gamble                 21,900         1,985
                                                -----
                                                3,932
                                                -----
BROADCASTING, NEWSPAPERS & ADVERTISING-- 0.6%
Comcast, Class A                  5,400           100
Interpublic Group                 2,200           103


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
AS OF
JUNE 30, 1996


EQUITY INDEX FUND (CONTINUED)


Tele-Communications, Class A*    18,900        $  343
Viacom, Class B*                 10,526           409
                                                -----
                                                  955
                                                -----
BUILDING & CONSTRUCTION -- 0.3%
Fluor                             1,900           124
Foster Wheeler                    3,300           148
Halliburton                       2,600           144
McDermott International           3,400            71
                                                -----
                                                  487
                                                -----
BUILDING MATERIALS -- 0.1%
Owens Corning*                    2,800           120
                                                -----
CHEMICALS -- 3.4%
Air Products & Chemical           2,600           150
B.F. Goodrich                     4,200           157
Dow Chemical                      8,150           619
E.I. DuPont de Nemours           19,000         1,503
Eastman Chemical                  1,900           116
FMC*                              1,400            91
Great Lakes Chemical              5,100           317
Hercules                          2,700           149
Lilly (Eli)                      17,400         1,131
Monsanto                         19,500           634
Nalco Chemical                    6,900           217
Rohm & Haas                       2,500           157
Sigma Aldrich                     2,800           150
Union Carbide                     3,400           135
W.R. Grace                        3,100           220
                                                -----
                                                5,746
                                                -----
COMMUNICATIONS EQUIPMENT -- 2.6%
Andrew *                          3,100           167
Cisco Systems*                   18,400         1,042
ITT*                              3,600           239
ITT Industries                    3,500            88
Motorola                         19,000         1,195
Northern Telecom                  7,300           397
Scientific-Atlanta               11,200           174
Sprint                           14,000           588
Tellabs*                          3,100           207
US West Media Group*             13,600           248
                                                -----
                                                4,345
                                                -----
COMPUTERS & SERVICES -- 6.7%
3COM*                             5,000           229
Amdahl*                           8,100            87
Apple Computer*                   7,600           160
Automatic Data Processing         7,400           286
Bay Networks*                     5,500           142
Ceridian*                         3,400           172
Compaq Computer*                  8,700           428
Computer Associates International 6,900           492
Computer Sciences*                1,900           142
Digital Equipment*                3,900           175
DSC Communications*               6,591           198
EMC*                              7,100           132
First Data                        6,500           518
Harris Computer Systems           1,600            98
Hewlett Packard                  16,400         1,634
International Business Machines  17,900         1,772


-------------------------------------------------------
DESCRIPTION                    SHARES       VALUE (000)
-------------------------------------------------------
Microsoft*                       19,800     $   2,378
Novell*                           8,300           115
Oracle Systems*                  19,575           772
Pitney Bowes                      5,000           239
Silicon Graphics*                 4,600           110
Sun Microsystems*                 5,600           330
Tandem Computers*                18,986           235
Tandy                             2,000            95
Unisys*                          23,500           167
                                               ------
                                               11,106
                                               ------
CONTAINERS & PACKAGING -- 0.2%
Crown Cork & Seal                 3,700           167
Newell                            3,600           110
                                                -----
                                                  277
                                                -----
DRUGS -- 5.5%
Allergan                          4,300           169
Alza*                             3,400            93
American Home Products           19,800         1,190
Amgen*                            7,600           410
Bristol-Myers Squibb             15,720         1,415
Merck                            40,200         2,598
Pfizer                           20,500         1,463
Pharmacia & Upjohn               16,255           721
Schering Plough                  10,900           684
Warner Lambert                    7,400           407
                                                -----
                                                9,150
                                                -----
ELECTRICAL EQUIPMENT -- 3.2%
Emerson Electric                  7,300           660
General Electric                 53,800         4,654
Westinghouse Electric            11,900           223
                                                -----
                                                5,537
                                                -----
ELECTRICAL SERVICES -- 2.9%
American Electric Power           4,300           183
Baltimore Gas & Electric          4,700           133
Carolina Power & Light            3,600           137
Central & South West              5,400           157
Cinergy                           4,600           147
Consolidated Edison of New York   5,300           155
Dominion Resources of Virginia    5,500           220
DTE Energy                        3,300           102
Duke Power                        6,100           313
Edison International             13,400           236
Entergy                           5,200           148
FPL Group                         6,100           281
General Public Utilities          4,200           148
Houston Industries                5,800           143
Niagara Mohawk Power*            26,200           203
Northern States Power             3,700           183
Ohio Edison                       4,100            90
Pacific Gas and Electric         11,500           267
Pacificorp                        6,400           142
PECO Energy                       5,000           130
PP&L Resources                    5,500           130
Public Service Enterprise Group   5,500           151
Southern                         20,100           495
Texas Utilities                   7,300           312
Unicom                            4,800           134


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        [] COREFUND EQUITY FUNDS


-------------------------------------------------------
DESCRIPTION                    SHARES       VALUE (000)
-------------------------------------------------------
Union Electric Power              2,300         $  93
                                                -----
                                                4,833
                                                -----
ENTERTAINMENT -- 1.1%
King World Productions*           2,600            95
Time Warner, Class A             11,700           459
Walt Disney                      21,426         1,347
                                                -----
                                                1,901
                                                -----
ENVIRONMENTAL SERVICES -- 0.5%
Browning Ferris Industries        5,900           171
Laidlaw Incorporated, Class B    14,000           142
WMX Technologies                 15,200           498
                                                -----
                                                  811
                                                -----
FINANCIAL SERVICES -- 2.3%
American Express                 14,400           642
Beneficial                        2,400           135
Dean Witter Discover              5,200           298
Federal Home Loan Mortgage
   Corporation                    5,800           496
Federal National Mortgage
   Association                   35,800         1,199
Green Tree Financial              4,500           141
Household International           4,100           311
Merrill Lynch                     4,600           300
Morgan Stanley Group              4,200           206
Salomon                           2,500           110
                                                -----
                                                3,838
                                                -----
FOOD, BEVERAGE & TOBACCO -- 8.9%
American Brands                   7,600           345
Anheuser Busch                    8,200           615
Archer Daniels Midland           15,672           300
Brown Forman, Class B             2,700           108
Campbell Soup                     8,100           571
Coca Cola                        80,800         3,949
ConAgra                           7,300           331
Coors, Adolph, Class B            5,600           100
CPC International                 5,400           389
General Mills                     5,900           322
H.J. Heinz                       10,650           323
Hershey Foods                     2,000           147
Kellogg                           6,100           447
Pepsico                          50,400         1,783
Philip Morris                    27,800         2,891
Quaker Oats                       3,000           102
Ralston-Purina Group              2,300           147
Sara Lee                         16,900           547
Seagram                          10,300           346
Unilever                          5,300           769
Whitman                           5,100           123
Wrigley, William Jr.              2,600           131
                                                ------
                                                14,786
                                                ------
GAS/NATURAL GAS -- 1.2%
Coastal                           2,500           104
Columbia Gas Systems              3,500           182
Consolidated Natural Gas          2,100           110
Enron                             7,300           298
Nicor                             3,700           105


-------------------------------------------------------
DESCRIPTION                    SHARES       VALUE (000)
-------------------------------------------------------
Noram Energy                     17,800        $  194
Oneok                             5,900           148
Pacific Enterprises               3,800           113
Panenergy                         4,200           138
Peoples Energy                    4,100           137
Sonat                             6,800           306
Williams                          2,500           124
                                                -----
                                                1,959
                                                -----
GLASS PRODUCTS -- 0.4%
Corning                           6,100           234
PPG Industries                    7,300           356
                                                -----
                                                  590
                                                -----
HOTELS & LODGING -- 0.3%
Harrah's Entertainment*           8,200           231
Hilton Hotels                     1,100           124
Marriott International            2,900           156
                                                -----
                                                  511
                                                -----
HOUSEHOLD FURNITURE & FIXTURES-- 0.5%
Armstrong World Industries        1,600            92
Illinois Tool Works               4,100           277
Masco                             3,500           106
Sherwin Williams                  2,300           107
Snap-On Tools                     2,700           128
Stanley Works                     3,600           107
                                                -----
                                                  817
                                                -----
HOUSEHOLD PRODUCTS -- 0.5%
Clorox                            2,900           257
National Service Industries       3,000           117
Rubbermaid                        6,300           172
Tupperware*                       5,700           241
                                                -----
                                                  787
                                                -----
INSURANCE -- 3.9%
Aetna Life & Casualty             4,500           322
Alexander & Alexander Services    4,400            87
Allstate                         13,000           593
American General                  5,400           196
American International Group     15,268         1,506
AON                               3,500           178
Chubb                             6,600           329
Cigna                             2,900           342
General Re                        2,400           365
ITT Hartford Group                3,100           165
Jefferson-Pilot                   2,100           108
Lincoln National                  2,100            97
Loews                             3,400           268
Marsh and McLennan                1,700           164
Providian                         2,300            99
Safeco                            2,800            99
St. Paul                          2,827           151
Torchmark                         5,400           236
Transamerica                      1,600           131
Travelers                        14,400           657
Unum                              1,700           106
USF&G                             5,500            90
USLife                            3,900           128
                                                -----
                                                6,417
                                                -----


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
AS OF
JUNE 30, 1996

EQUITY INDEX FUND (CONTINUED)

-------------------------------------------------------
DESCRIPTION                    SHARES       VALUE (000)
-------------------------------------------------------
LUMBER & WOOD PRODUCTS -- 0.2%
Georgia Pacific                   2,700        $  192
Potlatch                          2,100            82
                                                -----
                                                  274
                                                -----
MACHINERY -- 1.2%
Black & Decker                    3,500           135
Brunswick                         3,500            70
Case                              3,000           144
Caterpillar                       5,900           400
Crane                             3,100           127
Deere                             7,800           312
Dover                             2,800           129
Dresser Industries                3,900           115
Harnischfeger Industries          3,900           130
Ingersoll Rand                    2,400           105
Tenneco                           5,000           256
Timken                            2,500            97
                                                -----
                                                2,020
                                                -----
MEASURING DEVICES -- 0.4%
General Signal                    6,400           242
Honeywell                         2,900           158
Johnson Controls                  1,500           104
Millipore                         3,400           142
Pall                              4,500           109
                                                -----
                                                  755
                                                -----
MEDICAL PRODUCTS & SERVICES-- 4.4%
Abbott Labs                      26,000         1,131
Bausch & Lomb                     2,000            85
Baxter International              7,800           369
Becton Dickinson                  1,900           152
Beverly Enterprises*             19,600           235
Biomet*                           7,400           106
Boston Scientific*                4,300           193
C.R. Bard                         4,200           143
Columbia/HCA Healthcare          13,900           742
Community Psychiatric Centers*   16,900           161
Humana*                           4,800            86
Johnson & Johnson                43,400         2,148
Mallinckrodt Group                3,300           128
Manor Care                        3,900           154
Medtronic                         8,000           448
Shared Medical Systems            2,400           154
St. Jude Medical                  3,300           111
Tenet Healthcare*                 4,100            88
U.S. Healthcare                   3,600           198
U.S. Surgical                     5,500           170
United Healthcare                 5,100           258
                                                -----
                                                7,260
                                                -----
METALS & MINING -- 0.9%
Alcan Aluminum                    5,000           153
Aluminum Company of America       5,200           298
Asarco                            3,300            91
Cyprus Amax Minerals              7,400           167
Engelhard                         3,900            90
Freeport-McMoran Copper &
   Gold, Class B                  6,000           191


-------------------------------------------------------
DESCRIPTION                    SHARES       VALUE (000)
-------------------------------------------------------
Inco                              2,600        $   84
Newmont Mining                    1,900            94
Phelps Dodge                      1,600           100
Reynolds Metals                   1,500            78
Santa Fe Pacific Gold             9,000           127
                                                -----
                                                1,473
                                                -----
MISCELLANEOUS BUSINESS SERVICES-- 0.1%
Ogden                             8,900           161
                                                -----
MISCELLANEOUS CHEMICAL PRODUCTS-- 0.2%
Morton International              3,300           123
Raychem                           1,900           136
                                                -----
                                                  259
                                                -----
MISCELLANEOUS CONSUMER SERVICES-- 0.1%
H & R Block                       2,400            78
Service International             2,900           167
                                                -----
                                                  245
                                                -----
MISCELLANEOUS MANUFACTURING -- 0.5%
Minnesota Mining &
   Manufacturing                 12,800           883
                                                -----
PAPER & PAPER PRODUCTS -- 1.7%
Alco Standard                     3,600           163
Avery Dennison                    2,300           126
Bemis                             3,500           123
Champion International            2,200            92
International Paper              12,035           444
James River                       3,200            84
Kimberly Clark                   10,752           831
Mead                              1,600            83
Moore                             7,600           143
Stone Container                   3,800            52
Temple Inland                     2,400           112
Union Camp                        1,550            76
Westvaco                          3,150            94
Weyerhaeuser                      6,006           255
Willamette Industries             1,900           113
                                                -----
                                                2,791
                                                -----
PETROLEUM REFINING -- 8.9%
Amerada Hess                      2,100           113
Amoco                            17,500         1,267
Ashland                           2,100            83
Atlantic Richfield                5,000           592
Baker Hughes                      4,000           132
Burlington Resources              2,900           125
Chevron                          20,500         1,209
Enserch                           6,600           144
Exxon                            39,900         3,466
Helmerich and Payne               6,600           242
Kerr-McGee                        1,500            91
Louisiana Land & Exploration      3,100           179
Mobil                            12,700         1,424
Occidental Petroleum              9,900           245
Oryx Energy*                      8,400           136
Pennzoil                          4,700           217
Phillips Petroleum                7,200           301
Royal Dutch Petroleum            17,800         2,737
Santa Fe Energy Resources*        7,300            87


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        [] COREFUND EQUITY FUNDS



-------------------------------------------------------
DESCRIPTION                    SHARES       VALUE (000)
-------------------------------------------------------
Schlumberger                      7,400        $  623
Sun                               5,200           158
Texaco                            8,500           713
Unocal                            6,400           216
USX Marathon Group                6,500           131
Western Atlas*                    3,500           204
                                               ------
                                               14,835
                                               ------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES-- 0.9%
Eastman Kodak                    10,800           839
Polaroid                          2,300           105
Xerox                            10,800           578
                                                -----
                                                1,522
                                                -----
PRECIOUS METALS -- 0.4%
Barrick Gold                     12,000           326
Echo Bay Mines                    9,100            98
Homestake Mining                  6,800           116
Placer Dome Group                 5,400           129
                                                -----
                                                  669
                                                -----
PRINTING & PUBLISHING -- 0.9%
American Greetings, Class A       3,200            87
Deluxe                            2,500            89
Dow Jones                         5,600           234
Gannett                           4,800           339
Knight-Ridder                     1,500           109
McGraw-Hill                       2,200           101
Meredith                          3,000           125
New York Times, Class A           3,200           104
R.R.Donnelly & Sons               3,200           112
Times Mirror, Class A             3,900           170
Tribune                           1,500           109
                                                -----
                                                1,579
                                                -----
PROFESSIONAL SERVICES -- 0.2%
Dun & Bradstreet                  4,700           294
                                                -----
RAILROADS -- 1.0%
Burlington Northern Santa Fe      5,464           442
Conrail                           1,800           119
CSX                               6,200           299
Norfolk Southern                  4,600           390
Union Pacific                     6,300           440
                                                -----
                                                1,690
                                                -----
RESTAURANTS -- 0.8%
Darden Restaurants               11,800           127
McDonald's                       22,400         1,047
Wendy's International             5,900           110
                                                -----
                                                1,284
                                                -----
RETAIL -- 5.4%
Albertson's                       6,400           265
American Stores                   3,200           132
Charming Shoppes*                35,000           247
Circuit City Stores               3,000           108
Dayton-Hudson                     2,600           268
Dillard Department Stores,
  Class A                         2,700            99


-------------------------------------------------------
DESCRIPTION                    SHARES       VALUE (000)
-------------------------------------------------------
Federated Department Stores*      5,700        $  195
Gap                               9,600           308
Giant Food, Class A               3,900           140
Harcourt General                  2,300           115
Hasbro                            2,400            86
Home Depot                       15,266           824
J.C. Penney                       6,500           341
Jostens                           6,000           118
K Mart*                          10,000           124
Kroger*                           3,100           122
Limited                           9,500           204
Longs Drug Stores                 2,900           129
Lowes                             3,500           126
Mattel                            6,250           179
May Department Stores             6,900           302
Melville                          6,400           259
Mercantile Stores                 2,500           147
Nordstrom                         1,800            80
Pep Boys - Manny, Moe & Jack      3,226           110
Price/Costco*                     4,900           106
Reebok International              7,300           245
Rite Aid                          3,700           110
Sears Roebuck                    11,500           559
TJX Companies                     6,700           226
Toys R Us*                        6,500           185
Tyco International                3,400           139
Wal Mart Stores                  73,600         1,868
Walgreen                          7,600           255
Winn Dixie Stores                 3,400           120
Woolworth*                        7,500           169
                                                -----
                                                9,010
                                                -----
RUBBER & PLASTIC -- 0.2%
Goodyear Tire & Rubber            5,380           260
                                                -----
                                                  260
                                                -----
SEMI-CONDUCTORS/INSTRUMENTS-- 1.8%
Advanced Micro Devices*           7,500           102
AMP                               6,200           249
Applied Materials*                4,600           140
Intel                            26,300         1,931
LSI Logic*                        4,000           104
Micron Technology                 5,900           153
National Semiconductor*           5,600            87
Texas Instruments                 5,200           259
                                                -----
                                                3,025
                                                -----
SPECIALTY MACHINERY -- 0.1%
Cooper Industries                 2,600           108
                                                -----
                                                  108
                                                -----
STEEL & STEEL WORKS -- 0.2%
Bethlehem Steel*                  5,900            70
Nucor                             2,000           101
USX U.S. Steel Group              1,900            54
Worthington Industries            4,600            96
                                                -----
                                                  321
                                                -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
AS OF
JUNE 30, 1996

EQUITY INDEX FUND (CONCLUDED)

-------------------------------------------------------
DESCRIPTION                    SHARES       VALUE (000)
-------------------------------------------------------
TECHNOLOGY, SERVICES -- 0.2%
Cabletron Systems*                2,000        $  137
CUC International*                5,000           178
                                                -----
                                                  315
                                                -----
TELEPHONES & TELECOMMUNICATION-- 7.5%
AT&T                             52,736         3,270
Airtouch Communications*         19,100           540
Alltel                            5,500           169
Ameritech                        18,300         1,087
Bell Atlantic                    13,200           841
Bellsouth                        33,900         1,437
General Instrument*               5,800           167
GTE                              31,600         1,414
MCI Communications               20,158           517
NYNEX                            12,600           598
Pacific Telesis Group            15,600           526
SBC Telecommunications           22,176         1,092
US West                          13,600           433
Worldcom*                         6,000           332
                                               ------
                                               12,423
                                               ------
TRUCKING -- 0.2%
Caliber System                    1,300            44
Cummins Engine                    1,900            77
Roadway Express                     650             9
Ryder System                      5,000           141
                                                -----
                                                  271
                                                -----
WHOLESALE -- 0.6%
Fleming Companies                17,000           244
Genuine Parts                     2,800           128
Praxair                           3,500           148
Super-Valu                        8,100           255
Sysco                             4,100           140
W.W. Grainger                     1,200            93
                                              -------
                                                1,008
                                              -------
TOTAL COMMON STOCKS
(Cost $122,974)                               166,088
                                              -------


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
REPURCHASE AGREEMENTS--0.3%
Aubrey Lanston 5.40%, dated
   06/28/96, matures 07/01/96,
   repurchase price $204,092
   (collateralized by U.S. Treasury
   Bill, par value $220,000, 5.68%,
   06/26/97; market value
   $208,080)                       $204        $  204
Hong Kong Shanghai Bank 5.42%,
   dated 06/28/96, matures 07/01/96,
   repurchase price $203,092
   (collateralized by U.S. Treasury
   Note, par value $200,000,
   6.00%, 12/31/97;
   market value $206,090)           203           203
                                             --------
TOTAL REPURCHASE AGREEMENTS
(Cost $407)                                       407
                                             --------
TOTAL INVESTMENTS -- 100.1%
(Cost $123,381)                               166,495
                                             --------
OTHER ASSETS AND LIABILITIES,
   NET -- (0.1%)                                 (145)
                                             --------
NET ASSETS:
Portfolio Shares ($0.001 par value -
   500 million authorized) based on
   5,842,895 outstanding shares               121,761
Accumulated Net Realized Gain
   on Investments                               1,478
Net Unrealized Appreciation on
   Investments                                 43,114
Distributions in Excess of Net
   Investment Income                               (3)
                                             --------
TOTAL NET ASSETS -- 100.0%                   $166,350
                                             ========
NET ASSET VALUE & REDEMPTION PRICE
   PER SHARE                                   $28.47
                                             ========


* NON - INCOME PRODUCING SECURITY
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        [] COREFUND EQUITY FUNDS


EQUITY FUND


[GRAPHIC OMITTED]

Pie Chart -- Shown is a pie chart depicting the industry classification for the Equity Fund. The following represent the plot points for the chart:
Industry Classification        % of Total Portfolio Investment
Miscellaneous                  2
Utilities                      15
Transportation                 1
Technology                     13
Healthcare                     13
Finance                        14
Basic Materials                6
Capital Goods                  9
Consumer Cyclicals             8
Consumer Staples               10
Energy                         9


-------------------------------------------------------
DESCRIPTION                    SHARES       VALUE (000)
-------------------------------------------------------


COMMON STOCKS -- 96.6%
AIRCRAFT -- 2.4%
Boeing                           60,000       $ 5,228
McDonnell Douglas                60,000         2,910
Textron                          30,000         2,396
                                              -------
                                               10,534
                                              -------
APPAREL/TEXTILES -- 0.2%
Burlington Industries*           49,771           703
                                              -------
AUTOMOTIVE -- 3.0%
Allied Signal                    90,775         5,186
Ford Motor                      108,300         3,506
Magna International, Class A     90,000         4,140
                                              -------
                                               12,832
                                              -------
BANKS -- 5.6%
Bank of Boston                  130,000         6,435
Chase Manhattan                 110,000         7,769
NationsBank                      52,500         4,338
PNC Bank                        165,500         4,923
                                              -------
                                               23,465
                                              -------
BEAUTY PRODUCTS -- 0.8%
Owens-Corning                    77,500         3,333
                                              -------
CHEMICALS -- 3.7%
Hercules                         20,000         1,105
IMC Global                      120,000         4,515
Lilly, Eli                       80,000         5,200
Monsanto                         99,000         3,217
Sigma Aldrich                    33,100         1,771
                                              -------
                                               15,808
                                              -------
COMMUNICATIONS EQUIPMENT -- 1.1%
ITT Industries                   47,500         1,193
Motorola                         58,700         3,691
                                              -------
                                                4,884
                                              -------


-------------------------------------------------------
DESCRIPTION                    SHARES       VALUE (000)
-------------------------------------------------------
COMPUTERS & SERVICES -- 7.1%
Bay Networks*                    65,000       $ 1,674
Compaq Computer*                 57,500         2,832
Computer Associates Interational 50,000         3,563
Digital Equipment*               45,000         2,025
Hewlett Packard                  28,500         2,839
International Business Machines 115,000        11,385
Microsoft*                       43,500         5,225
Quantum*                         49,700           727
                                              -------
                                               30,270
                                              -------
CONTAINERS & PACKAGING -- 0.5%
Ball                             67,500         1,941
                                              -------
DRUGS -- 9.3%
Alza*                            67,100         1,837
Biogen*                         110,000         6,036
Caremark International          273,200         6,898
Elan (ADR)*                      79,300         4,530
Ivax                            185,000         2,937
Merck                           195,000        12,602
Mylan Laboratories              273,200         4,713
                                              -------
                                               39,553
                                              -------
ELECTRICAL SERVICES -- 5.1%
Central & South West            124,200         3,602
Cinergy                         135,000         4,320
Consolidated Edison of
   New York                     145,000         4,241
Edison International            175,000         3,084
Unicom                          235,000         6,551
                                              -------
                                               21,798
                                              -------
ELECTRONICS -- 0.6%
Philips Electronics  (ADR)       75,000         2,447
                                              -------
ENVIRONMENTAL SERVICES -- 0.8%
Browning Ferris Industries      125,000         3,625
                                              -------
FINANCIAL SERVICES -- 1.9%
Mercury Finance                 330,000         4,208
Repsol  (ADR)                   115,000         3,996
                                              -------
                                                8,204
                                              -------
FOOD, BEVERAGE & TOBACCO -- 8.1%
Canandaigua Wine Class A*       112,500         3,375
Chiquita Brands International    72,500           942
Nabisco Holdings Class A        152,500         5,395
Philip Morris                   195,000        20,280
RJR Nabisco Holdings            155,000         4,805
                                              -------
                                               34,797
                                              -------
GAS/NATURAL GAS -- 1.4%
Noram Energy                    400,000         4,350
Panenergy                        45,500         1,496
                                              -------
                                                5,846
                                              -------
INSURANCE -- 6.6%
Aetna Life & Casualty            35,000         2,503
American International Group     40,000         3,945
Equitable                       215,000         5,348
ITT Hartford Group               45,000         2,396
Travelers                       310,000        14,144
                                             --------
                                               28,336
                                             --------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
AS OF
JUNE 30, 1996

EQUITY FUND (CONTINUED)

-------------------------------------------------------
DESCRIPTION                    SHARES       VALUE (000)
-------------------------------------------------------
MACHINERY -- 5.4%
Baker Hughes                     90,000       $ 2,959
Brunswick                        50,300         1,006
Case                             45,000         2,160
Caterpillar                      42,000         2,845
General Electric                125,000        10,813
Texas Instruments                62,500         3,117
                                             ---------
                                               22,900
                                             ---------
MEDICAL PRODUCTS & SERVICES-- 2.3%
Beverly Enterprises*            136,600         1,639
FHP International*               35,000           958
Foundation Health*               75,000         2,691
Medpartners/Mullikin*           179,800         3,753
United States Surgical           19,800           614
                                            ---------
                                                9,655
                                            ---------
METALS & MINING -- 1.5%
Phelps Dodge                     28,000         1,747
Potash of Saskatchewan           70,300         4,657
                                            ---------
                                                6,404
                                            ---------
PAPER & PAPER PRODUCTS -- 0.7%
Kimberly Clark                   38,000         2,936
                                            ---------
PETROLEUM & FUEL PRODUCTS -- 0.2%
Sonat Offshore Drilling          13,100           662
                                            ---------
PETROLEUM REFINING -- 7.2%
British Petroleum  (ADR)         60,490         6,465
Burlington Resources             85,000         3,655
Kerr-McGee                       37,500         2,283
Mobil                            92,500        10,371
Pennzoil                         40,000         1,850
USX Marathon Group              175,000         3,522
USX U.S. Steel Group             85,400         2,423
                                            ---------
                                               30,569
                                            ---------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.9%
Xerox                            72,000         3,852
                                            ---------
RAILROADS -- 0.9%
CSX                              45,000         2,171
Union Pacific                    25,000         1,747
                                            ---------
                                                3,918
                                            ---------
REAL ESTATE -- 0.8%
Developers Diversified Realty    70,000         2,231
Kimco Realty                     37,500         1,059
                                            ---------
                                                3,290
                                            ---------
RESTAURANTS -- 1.2%
Darden Restaurants*             400,000         4,300
Vicorp Restaurants*              61,534           754
                                            ---------
                                                5,054
                                             --------
RETAIL -- 4.6%
Borders Group*                  120,000         3,870
CML Group                       275,000         1,169
General Nutrition*               98,550         1,725
Kroger*                         100,000         3,950


-------------------------------------------------------
DESCRIPTION               SHARES/PAR (000)  VALUE (000)
-------------------------------------------------------
Lowes                           155,000     $   5,599
Pep Boys - Manny, Moe & Jack     88,900         3,022
Staples*                         16,400           320
                                            ---------
                                               19,655
                                            ---------
RUBBER & PLASTIC -- 0.6%
Goodyear Tire & Rubber           49,000         2,364
                                            ---------
SEMI-CONDUCTORS/INSTRUMENTS -- 1.9%
Intel                            92,500         6,793
Silicon Valley Group*            80,000         1,500
                                            ---------
                                                8,293
                                            ---------
SPECIALTY MACHINERY -- 0.7%
Westinghouse Electric           150,000         2,812
                                            ---------
TECHNOLOGY, SERVICES -- 0.7%
Cabletron Systems*               43,000         2,951
                                            ---------
TELEPHONES & TELECOMMUNICATION -- 7.9%
AT&T                            207,500        12,865
Airtouch Communications*        225,000         6,356
BellSouth                       140,000         5,932
Cellular Communications,
   Series A*                     49,339         2,621
Qualcomm*                       115,000         6,109
                                            ---------
                                               33,883
                                            ---------
WHOLESALE -- 0.9%
Praxair                          95,700         4,043
                                            ---------
TOTAL COMMON STOCKS
(Cost $367,903)                               411,617
                                            ---------


PREFERRED STOCK -- 0.5%
PRINTING & PUBLISHING -- 0.5%
News (ADR)                      110,000         2,214
                                            ---------
TOTAL PREFERRED STOCK
(Cost $2,126)                                   2,214
                                             --------


REPURCHASE AGREEMENTS -- 3.1%
Aubrey Lanston 5.40%, dated 06/28/96, matures
   07/01/96, repurchase price
   $6,462,907 (collateralized by
   U.S. Treasury Bill, par value
   $6,975,000, 5.68%, matures
   06/26/97; market value
   $6,597,077)                   $6,460         6,460
Sanwa Bank
   5.40%, dated 06/28/96, matures
   07/01/96, repurchase price
   $6,462,907 (collateralized by
   U.S. Treasury Note, par value
   $6,435,000, 5.875%, matures
   07/31/97; market value
   $6,589,346)                    6,460         6,460
                                            ---------
TOTAL REPURCHASE AGREEMENTS
(Cost $12,920)                                 12,920
                                            ---------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        [] COREFUND EQUITY FUNDS


-------------------------------------------------------
DESCRIPTION                                 VALUE (000)
-------------------------------------------------------
TOTAL INVESTMENTS -- 100.2%
(Cost $382,949)                                $426,751
                                               --------
OTHER ASSETS AND LIABILITIES,
   NET -- (0.2%)                                  (749)
                                               --------
NET ASSETS:
Portfolio Shares - Class Y
  ($0.001 par value - 50
  million authorized) based on
   24,032,368 outstanding shares               358,275
Portfolio Shares - Class A
  ($0.001 par value - 50
  million authorized) based on
   646,911 outstanding shares                    8,010
Accumulated Net Realized Gain
   on Investments                               15,934
Net Unrealized Appreciation on
   Investments                                  43,802
Distributions in excess of Net
   Investment Income                              (19)
                                             ---------
TOTAL NET ASSETS -- 100.0%                    $426,002
                                             =========
NET ASSET VALUE & REDEMPTION PRICE
   PER SHARE
     CLASS Y                                    $17.26
                                             =========
     CLASS A                                    $17.28
                                             =========


* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



GROWTH EQUITY FUND


[GRAPHIC OMITTED]

Pie Chart -- Shown is a pie chart depicting the industry classification for the Growth Equity Fund. The following represent the plot points for the chart:
Industry Classification              % of Total Portfolio Investment
Miscellaneous                        2
Utilities                            6
Technology                           30
Healthcare                           17
Finance                              11
Capital Goods                        4
Consumer Cyclicals                   13
Consumer Staples                     16
Energy                               1



-------------------------------------------------------
DESCRIPTION                    SHARES       VALUE (000)
-------------------------------------------------------


COMMON STOCKS--97.1%
BANKS -- 5.8%
Barnett Banks of Florida         35,000       $ 2,135
Citicorp                         22,000         1,818
J.P. Morgan                      24,000         2,031
Norwest                          35,000         1,221
                                            ---------
                                                7,205
                                            ---------
BEAUTY PRODUCTS -- 1.9%
Colgate Palmolive                28,000         2,373
                                            ---------
COMMUNICATIONS EQUIPMENT -- 8.8%
Ascend Communications*           21,000         1,181
Cascade Communications*          27,200         1,850
Cisco Systems*                   43,900         2,486
Glenayre Technologies*           45,037         2,252
Motorola                         18,800         1,182
U.S. Robotics*                   22,212         1,899
                                            ---------
                                               10,850
                                            ---------
COMPUTERS & SERVICES -- 15.4%
Computer Sciences*               30,494         2,279
CUC International*               66,000         2,343
DST Systems*                      3,313           106
First Data                       16,500         1,314
HBO                              24,000         1,626
Microsoft*                       15,016         1,804
Oracle Systems*                  69,124         2,726
Parametric Technology*           56,200         2,438
Paychex                          54,525         2,624
Peoplesoft*                      24,000         1,710
                                            ---------
                                               18,970
                                            ---------
DRUGS -- 12.0%
American Home Products           44,200         2,658
Amgen*                           41,864         2,261
Merck                            38,700         2,501
Schering Plough                  40,892         2,566
SmithKline Beecham PLC (ADR)     48,550         2,640
Warner Lambert                   40,000         2,200
                                            ---------
                                               14,826
                                            ---------

STATEMENT
OF
NET ASSETS
AS OF
JUNE 30, 1996

GROWTH EQUITY FUND (CONTINUED)

-------------------------------------------------------
DESCRIPTION                    SHARES       VALUE (000)
-------------------------------------------------------
ELECTRICAL SERVICES -- 1.0%
Texas Utilities                  29,000     $   1,240
                                            ---------
ENTERTAINMENT -- 5.5%
Circus Circus Enterprises*       48,253         1,978
Hilton Hotels                    14,000         1,575
International Game Technology    50,660           855
Mirage Resorts*                  43,486         2,348
                                            ---------
                                                6,756
                                            ---------
FINANCIAL SERVICES -- 3.1%
American Express                 48,000         2,142
Federal National Mortgage
   Association                   49,656         1,663
                                            ---------
                                                3,805
                                            ---------
FOOD, BEVERAGE & TOBACCO -- 11.0%
Coca Cola                        58,600         2,864
CPC International                27,100         1,951
Hershey Foods                    30,000         2,201
PepsiCo                          76,900         2,720
Sara Lee                        118,500         3,836
                                            ---------
                                               13,572
                                            ---------
HEALTHCARE SERVICES -- 1.2%
Health Management Associates,
Class A*                         74,025         1,499
                                            ---------
HOUSEHOLD PRODUCTS -- 2.2%
Gillette                         42,800         2,670
                                            ---------
INSURANCE -- 1.5%
American International Group     18,400         1,815
                                            ---------
MACHINERY -- 4.3%
GE                               33,589         2,905
Illinois Tool Works              35,000         2,367
                                            ---------
                                                5,272
                                            ---------
MEDICAL PRODUCTS -- 2.0%
Johnson & Johnson                49,000         2,426
                                            ---------
MISCELLANEOUS CONSUMER SERVICES -- 2.2%
Service International            47,000         2,703
                                            ---------
PETROLEUM REFINING -- 1.0%
Schlumberger                     15,100         1,272
                                            ---------
RETAIL -- 4.8%
Dayton-Hudson                    24,000         2,475
Nordstrom                        24,600         1,095
Walgreen                         70,000         2,345
                                            ---------
                                                5,915
                                            ---------
RUBBER & PLASTIC -- 0.2%
Rubbermaid                        9,729           265
                                            ---------


-------------------------------------------------------
DESCRIPTION               SHARES/PAR (000)  VALUE (000)
-------------------------------------------------------
TELEPHONES & TELECOMMUNICATION-- 10.5%
Brooks Fiber Properties*         47,400     $   1,564
Frontier                         40,410         1,238
GTE                              23,000         1,029
LCI International*               82,434         2,586
MCI Communications               86,000         2,204
MFS Communications*              33,812         1,272
Qualcomm*                        25,400         1,349
Worldcom*                        30,000         1,661
                                            ---------
                                               12,903
                                            ---------
TECHNOLOGY -- 1.6%
UUNet Technologies*              29,500         1,954
                                            ---------
WHOLESALE -- 1.1%
Cardinal Health                  19,400         1,399
                                            ---------
TOTAL COMMON STOCKS
(Cost $87,125)                                119,690
                                            ---------


REPURCHASE AGREEMENTS -- 4.6%
Aubrey G. Lanston
   5.40%, dated 06/28/96, matures
   07/01/96, repurchase price
   $1,894,852 (collateralized by
   U.S. Treasury Bill, par value
   $2,045,000, matures 06/26/97;
   market value $1,934,197)      $1,894         1,894
Sanwa Bank
   5.40%, dated 06/28/96, matures
   07/01/96, repurchase price
   $1,893,852 (collateralized by
   U.S. Treasury Note, par value
   $1,885,000, 5.875%, matures
   07/31/97; market value
   $1,939,135)                    1,893         1,893
Swiss Bank
   5.45%, dated 06/28/96, matures
   07/01/96, repurchase price
   $1,894,860 (collateralized by
   U.S. Treasury Note, par value
   $1,560,000, 10.75%, matures
   05/15/03; market value
   $1,932,757)                    1,894         1,894
                                            ---------
TOTAL REPURCHASE AGREEMENTS
(Cost $5,681)                                   5,681
                                            ---------
TOTAL INVESTMENTS -- 101.7%
(Cost $92,806)                                125,371
                                            ---------
TOTAL OTHER ASSETS AND LIABILITIES,
   NET -- (1.7%)                               (2,136)
                                            ---------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        [] COREFUND EQUITY FUNDS


-------------------------------------------------------
DESCRIPTION                                 VALUE (000)
-------------------------------------------------------
NET ASSETS:
Portfolio Shares - Class Y ($0.001 par
   value - 100 million authorized) based on
   8,460,884 outstanding shares              $  82,096
Portfolio Shares - Class A ($0.001 par
   value - 100 million authorized) based on
   223,118 outstanding shares 2,159
Accumulated Net Realized Gain on Investments     6,419
Net Unrealized Appreciation on Investments      32,565
Distributions in Excess of Net
   Investment Income                                (4)
                                             ---------
TOTAL NET ASSETS -- 100.0%                    $123,235
                                             =========
NET ASSET VALUE & REDEMPTION PRICE
   PER SHARE
     CLASS Y                                    $14.19
                                             =========
     CLASS A                                    $14.17
                                             =========


* NON-INCOME PRODUCING SECURITY
ADR--AMERICAN DEPOSITORY RECEIPT

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




SPECIAL EQUITY FUND



[GRAPHIC OMITTED]

Pie Chart -- Shown is a pie chart depicting the industry classification for the Special Equity Fund. The following represent the plot points for the chart:
Industry Classification            % of Total Portfolio Investment
Miscellaneous                      1
Utilities                          5
Transportation                     2
Technology                         13
Healthcare                         20
Finance                            17
Basic Materials                    3
Capital Goods                      10
Consumer Cyclicals                 18
Consumer Staples                   6
Energy                             5



--------------------------------------------------------
DESCRIPTION                      SHARES      VALUE (000)
--------------------------------------------------------
COMMON STOCKS--96.7%
AIRCRAFT -- 1.0%
McDonnell Douglas                15,000        $  728
                                              -------
APPAREL/TEXTILES -- 2.5%
Burlington Industries*            5,117            72
Fieldcrest Cannon*               17,400           341
Haggar                           20,000           270
Oneita Industries*               55,000           172
Oxford Industries                20,000           323
Quaker Fabric*                   11,900           101
Supreme International*           18,400           317
                                              -------
                                                1,596
                                              -------
AUTOMOTIVE -- 0.9%
Earl Scheib*                      4,900            36
Ford Motor                        7,500           243
Magna International, Class A      5,000           230
Walbro                            3,000            61
                                              -------
                                                  570
                                              -------
BANKS -- 3.3%
Bank of Boston                   13,000           643
First Chicago NBD                15,000           587
NationsBank                       3,750           310
PNC Bank                         18,000           536
                                              -------
                                                2,076
                                              -------
BUILDING & CONSTRUCTION -- 1.5%
Cavalier Homes                   16,387           379
Zurn Industries                  30,000           622
                                              -------
                                                1,001
                                              -------
BUILDING MATERIALS -- 0.9%
Owens Corning                    14,000           602
                                               -------

STATEMENT
OF
NET ASSETS
AS OF
JUNE 30, 1996

SPECIAL EQUITY FUND (CONTINUED)

-------------------------------------------------------
DESCRIPTION                    SHARES       VALUE (000)
-------------------------------------------------------
CHEMICALS -- 1.0%
Kinark*                          60,800        $  213
Terra Industries                 35,000           433
                                              -------
                                                  646
                                              -------
COMMUNICATIONS EQUIPMENT -- 0.2%
ITT Industries                    5,000           126
                                              -------
COMPUTERS & SERVICES -- 4.3%
Computer Associates Interational 10,000           713
Gametek*                         10,000            30
International Business Machines   8,500           841
Mizar*                           18,200           118
Pace Health Management Systems*  43,500           272
Spyglass*                        30,300           650
Video Lotteries Technologies*    34,200           154
                                              -------
                                                2,778
                                              -------
CONTAINERS & PACKAGING -- 1.2%
Ball                             20,000           575
Cronos Group*                    31,400           220
                                              -------
                                                  795
                                              -------
DRUGS -- 11.7%
Anesta*                          45,200           554
Aphton*                          24,300           452
Autoimmune*                      50,000           469
Biogen*                          16,000           878
Collagenex Pharmaceuticals*      46,300           405
Elan (ADR)*                       9,100           520
Flamel Technologies (ADR)*       90,000           726
Guilford Pharmaceuticals*        13,600           323
Hybridon*                        22,500           263
Isis Pharmaceutical*             27,300           512
NBTY*                            26,500           267
Pharmaceutical Resources*       105,000           525
Roberts Pharmaceuticals*         12,500           251
Scios Nova*                     218,200         1,445
                                              -------
                                                7,590
                                              -------
ELECTRONICS -- 3.6%
Kuhlman                          50,000           869
Lam Research*                    12,700           330
Philips Electronics (ADR)*        8,000           261
Smartflex Systems *               2,300            34
Teradyne*                        23,000           397
Videonics*                       42,600           458
                                              -------
                                                2,349
                                              -------
ENTERTAINMENT -- 2.1%
Boomtown*                         5,700            28
Cinergi Pictures Entertainment*  14,300            32
Hollywood Park*                  20,000           193
Meridian Sports*                 17,300            52
Mikohn Gaming*                  110,000           976
Sports Club*                     38,000           102
                                              -------
                                                1,383
                                              -------
ENVIRONMENTAL SERVICES -- 1.5%
Browning Ferris Industries       25,000           725
Harding Lawson Associates
Group*                           40,300           237
                                               -------
                                                  962
                                               -------


-------------------------------------------------------
DESCRIPTION                    SHARES       VALUE (000)
-------------------------------------------------------
FINANCIAL SERVICES -- 6.2%
Jayhawk Acceptance*              50,000        $  681
Mercury Finance                  75,000           956
Olympic Financial*               35,000           805
Repsol (ADR)                     15,000           521
WFS Financial *                  47,000         1,058
                                              -------
                                                4,021
                                              -------
FOOD, BEVERAGE & TOBACCO -- 2.4%
Cott*                            19,000           178
Pepsi-Cola Puerto Rico
   Bottling, Class B*            69,200           579
Philip Morris                     6,300           655
RJR Nabisco Holdings              1,800            56
Rymer Foods*                    178,600           112
                                              -------
                                                1,580
                                              -------
FURNITURE/HOME APPLIANCE -- 0.4%
Winsloew Furniture*              44,180           254
                                              -------
HOTELS & LODGING -- 1.8%
John Q. Hammons Hotels*           9,600           104
Prime Hospitality*               64,500         1,064
                                              -------
                                                1,168
                                              -------
INSURANCE -- 4.9%
Everest Reinsurance Holdings     32,700           846
Gryphon Holdings*                36,700           550
Pac Rim Holding*                 96,400           193
Travelers                        21,000           958
Travelers/Aetna Property
   Casualty*                     18,100           514
Value Health*                     5,400           128
                                              -------
                                                3,189
                                              -------
MACHINERY -- 2.2%
Case                             14,000           672
Caterpillar                      11,500           779
                                              -------
                                                1,451
                                              -------
MEDICAL PRODUCTS & SERVICES-- 8.3%
Acme United*                    129,200           501
Aequitron Medical*                9,000            67
Circon*                          25,000           294
Cooper*                          49,999           587
Emeritus*                        27,000           476
Harborside Healthcare*           18,000           185
Innovasive Devices*               9,000            90
Keravision*                      34,500           539
Medpartners/Mullikin*            40,200           839
Metra Biosystems*                 6,800            37
Molecular Dynamics*               1,400             9
Perseptive Biosystems*           21,000           196
Possis Medical*                  22,600           376
Quest Medical*                    9,000            63
Resound*                         47,400           604
Spectranetics*                   27,000           152
Urologix*                        26,500           358
                                              -------
                                                5,373
                                              -------
METALS & MINING -- 0.8%
Potash of Saskatchewan            7,800           517
                                              -------
PETROLEUM & FUEL PRODUCTS -- 1.4%
Louis Dreyfus Natural Gas*       45,700           685
Sonat Offshore Drilling           3,900           197
                                              -------
                                                  882
                                              -------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        [] COREFUND EQUITY FUNDS



-------------------------------------------------------
DESCRIPTION                    SHARES       VALUE (000)
-------------------------------------------------------
PETROLEUM REFINING -- 2.8%
Kerr-McGee                       12,000        $  731
Pennzoil                         15,000           694
USX-U.S. Steel Group             14,000           397
                                              -------
                                                1,822
                                              -------
RAILROADS -- 0.8%
Union Pacific                     7,000           489
                                              -------
REAL ESTATE -- 2.7%
Agree Realty                      9,400           168
Liberty Property Trust           25,800           513
Macerich                         27,200           571
Pacific Gulf Properties          31,400           526
                                              -------
                                                1,778
                                              -------
RESTAURANTS/FOOD SERVICES -- 4.3%
Darden Restaurants*              65,000           699
Hometown Buffet*                 44,800           633
Michael Foods                    55,676           647
Uno Restaurant*                  90,000           675
Vicorp Restaurants*               5,000            61
Vie de France*                   21,000            47
                                              -------
                                                2,762
                                              -------
RETAIL -- 5.8%
Bon-Ton Stores*                  46,300           237
Borders Group*                   50,000         1,612
Chicos*                           4,500            46
CML Group                        92,200           392
Drug Emporium*                   92,100           414
Kroger*                          11,000           435
Sportmart*                       14,400            54
Sportmart, Class A*              14,400            40
Staples*                         24,000           468
Strouds*                         19,000            71
                                              --------
                                                3,769
                                              -------
RUBBER & PLASTIC -- 0.8%
O'Sullivan                       45,000           534
                                              -------
SEMI-CONDUCTORS/INSTRUMENTS-- 2.4%
Ess Technology*                   4,600            85
Intel                            12,500           918
Silicon Valley Group*            28,500           534
                                              -------
                                                1,537
                                              -------
STEEL & STEEL WORKS -- 0.4%
Cold Metal Products*             42,800           284
                                              -------
TECHNOLOGY SERVICES -- 1.3%
Cabletron Systems*               10,000           686
Landmark Graphics*                7,200           139
                                              -------
                                                  825
                                              -------
TELEPHONES & TELECOMMUNICATION-- 8.3%
American Portable Telecom*       52,100           560
Amnex*                          126,500           459
Cellular Communications,
   Series A*                      5,439           289
Clearnet Communications,
   Class A*                      40,000           670
Lucent Technologies              22,500           852


-------------------------------------------------------
DESCRIPTION               SHARES/PAR (000)  VALUE (000)
-------------------------------------------------------
Mcleod, Class A*                 32,500        $  780
Metrocall*                       25,000           278
Qualcomm*                        20,000         1,063
Rural Cellular*                  36,100           460
                                              -------
                                                5,411
                                              -------
TESTING LABORATORIES -- 0.7%
Genome Therapeutics*             45,000           405
                                              -------
TRANSPORTATION -- 0.6%
Expeditors International of
   Washington                    11,100           344
                                              -------
TRUCKING & LEASING -- 0.3%
PST Vans*                        45,900           195
                                              -------
WHOLESALE -- 1.4%
Mail Boxes Etc*                  26,800           613
Rexel*                           18,800           266
                                              -------
                                                  879
                                              -------
TOTAL COMMON STOCKS
(Cost $59,754)                                 62,671
                                              -------


REPURCHASE AGREEMENT--4.4%
Sanwa Bank
   5.40%, dated 06/28/96, matures
   07/01/96, repurchase price
   $2,863,288 (collateralized by
   U.S. Treasury Note, par value
   $2,930,000, 5.375%, matures
   11/30/97; market value
   $2,919,670)                   $2,862       $ 2,862
                                              -------
TOTAL REPURCHASE AGREEMENT
(Cost $2,862)                                   2,862
                                              -------
TOTAL INVESTMENTS -- 101.1%
(Cost $62,616)                                 65,533
                                              -------
OTHER ASSETS AND LIABILITIES,
   NET -- (1.1%)                                 (709)
                                              -------
NET ASSETS:
Portfolio Shares - Class Y ($0.001 par value -
   1 billion authorized) based on 5,368,869
   outstanding shares                          51,964
Portfolio Shares - Class A ($0.001 par value -
   1 billion authorized) based on
   96,547 outstanding shares                      990
Accumulated Net Realized Gain on Investments    8,953
Net Unrealized Appreciation on Investments      2,917
                                              -------
TOTAL NET ASSETS -- 100.0%                    $64,824
                                              =======
NET ASSET VALUE & REDEMPTION PRICE
   PER SHARE
     CLASS Y                                   $11.86
                                              =======
     CLASS A                                   $11.85
                                              =======


* NON-INCOME PRODUCING SECURITY
(ADR) -- AMERICAN DEPOSITORY RECEIPT
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
AS OF
JUNE 30, 1996

INTERNATIONAL GROWTH FUND


[GRAPHIC OMITTED]

Pie Chart -- Shown is a pie chart depicting the industry classification for the International Growth Fund. The following represent the plot points for the chart:
Industry Classification              % of Total Portfolio Investment
Cash Equivalents                     9
Smaller Markets                      7
United Kingdom                       14
Europe                               22
Other Pacific Rim                    15
Japan                                33


-------------------------------------------------------
DESCRIPTION                    SHARES       VALUE (000)
-------------------------------------------------------


FOREIGN STOCKS -- 88.7%
ARGENTINA -- 0.6%
Banco DeGalicia ADR               4,500        $  116
Banco Frances ADR                 6,280           181
Capex GDR                        12,500           203
Cementera Argentina *             6,500            30
Commercial del Plata *           19,000            60
Irsa GDR                          1,440            49
Quilmes Industrial ADR            2,500            26
YPF Sociedad Anonima ADS          5,400           122
                                            ---------
                                                  787
                                            ---------
AUSTRALIA -- 2.3%
Broken Hill Proprietary         105,770         1,460
M.I.M. Holdings                 340,000           438
Qantas Airways                  313,000           529
Western Mining                  110,000           786
                                            ---------
                                                3,213
                                            ---------
AUSTRIA -- 0.4%
Vienna International Airport      7,900           543
                                            ---------
BRAZIL -- 1.3%
Cemig ADR                         9,900           280
Compania Vale Do Rio Doce ADR    16,400           328
Electrobras ADR                  19,500           270
Telebras ADR                      8,950           623
Usiminas  ADR                    29,100           316
                                            ---------
                                                1,817
                                            ---------
CHILE -- 0.6%
Andina Embotelladora ADR          1,200            44
Compania de Telecom Chile ADR       500            49
Madeco ADR                        7,930           223
Maderas y Sinteticos Sociedad ADS 9,000           160
Santa Isabel ADR                  2,100            58
Sociedad Quimica y Minera ADR     4,861           264
                                            ---------
                                                  798
                                            ---------


-------------------------------------------------------
DESCRIPTION                    SHARES       VALUE (000)
-------------------------------------------------------
COLUMBIA -- 0.1%
Cementos Diamante GDS            13,800        $  210
                                            ---------
FINLAND -- 0.3%
Amer Group                       20,000           337
Nokia, class A                    2,700           100
                                            ---------
                                                  437
                                            ---------
FRANCE -- 4.3%
Air Liquide                       4,700           831
AXA                              23,509         1,288
Canal Plus                          400            98
Imetal SA                         3,487           495
L'Oreal                           2,600           864
Schneider                        20,500         1,077
Seita                            18,400           845
Societe Nationale Elf Aquitaine   7,266           535
                                            ---------
                                                6,033
                                            ---------
GERMANY -- 4.3%
Bayer                             2,500            88
Deutsche Bank AG                 16,000           759
Hoechst                          52,400         1,771
Mannesmann                        4,300         1,482
SGL Carbon                        2,058           242
Veba                             32,500         1,729
                                            ---------
                                                6,071
                                            ---------
HONG KONG -- 6.3%
Amoy Properties                 822,000           993
Cheung Kong Holdings             50,000           360
China Light & Power             174,000           789
Citic Pacific                       800             3
Giordano                        226,000           219
Hong Kong Telecommunications    600,000         1,077
HSBC Holdings                   133,081         2,012
Hutchison Whampoa               220,000         1,384
Sung Hung Kai Properties         22,000           222
Swire Pacific, series A         172,000         1,472
Swire Pacific, series B         250,000           344
Vtech Holdings                   20,000            33
                                            ---------
                                                8,908
                                            ---------
INDIA -- 0.9%
Himilayan Fund *                 49,718           711
Indian Opportunities Fund *      41,982           484
                                            ---------
                                                1,195
                                            ---------
INDONESIA -- 0.0%
Indosat ADR                       1,800            60
                                            ---------
IRELAND -- 0.1%
Elan ADR*                         2,400           137
                                            ---------
ISRAEL -- 0.4%
ECI Telecom ADR                   1,800            42
Near East Opportunities Fund *   59,000           578
                                            ---------
                                                  620
                                            ---------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        [] COREFUND EQUITY FUNDS


-------------------------------------------------------
DESCRIPTION                    SHARES       VALUE (000)
-------------------------------------------------------
ITALY -- 2.4%
Bulgari                          22,000        $  352
De Rigo ADR *                    11,000           250
Gucci Group ADR                   2,400           155
LA Rinascente                   112,000           803
LA Rinascente Warrants *          6,000             5
Saes Getters                     12,000           336
Telecom Italia                  637,000         1,371
Telecom Italia Mobile            72,000           161
                                            ---------
                                                3,433
                                            ---------
JAPAN -- 31.0%
Advantest                         1,400            56
Alpine Electronics                4,000            75
Amano                            44,000           655
Asahi Chemical Industries       192,000         1,372
Asahi Diamond Industrial         42,000           549
Canon                            87,000         1,813
Daifuku                          40,000           614
Daiwa Securities                 80,000         1,031
DDI                                 143         1,249
Eiden Sakakiya                   30,000           419
Eisai                             2,000            38
Hitachi                         120,000         1,119
Hitachi Metals                  107,000         1,232
Honda Motor                       2,000            52
Hoya                              2,000            65
Ito Yokado                       28,000         1,691
Itochu                          199,000         1,393
Jusco                             3,000            98
Kamigumi                        101,000           923
Kao                               6,000            81
Kirin Beverage                   32,000           471
Komatsu                          14,000           138
Komori                           22,000           563
Kuraray Warrants *                  360           281
Kyocera                          26,000         1,842
Mabuchi Motor                     8,000           510
Marui Company                    45,000           999
Mitsubishi Electric              10,000            70
Mitsubishi Estate                10,000           138
Mitsubishi Heavy Industries     286,000         2,491
Mitsui Fudosan                  105,000         1,420
Mitsui Marine & Fire             10,000            80
NEC                               5,000            54
Nikko Securities                  8,000            90
Nippon Express                  140,000         1,369
Nippon Shinpan                   12,000            86
Nippon Steel                     22,000            76
Nippon System Development        17,000           294
Nissan Motors                    10,000            89
Nitto Denko                      40,000           706
Nomura Securities                78,000         1,525
NTT Data Communications               6           180
Omron                             4,000            85
Organo                           40,000           431
Riso Kagaku Corporation           5,100           410
Rohm Company                     30,000         1,985
Sanwa Bank                        4,000            74
Sekisui Warrants *                  115           207
Shimachu                         17,000           505
Shin-Etsu Chemical               62,000         1,190


-------------------------------------------------------
DESCRIPTION                    SHARES       VALUE (000)
-------------------------------------------------------
Sony Corporation                 27,000       $ 1,779
Sumitomo                         17,000           151
Sumitomo Bank                     3,000            58
Sumitomo Electric                93,000         1,334
Sumitomo Forestry                74,000         1,102
Sumitomo Marine &
   Fire Insurance                13,000           113
Sumitomo Trust & Banking        137,000         1,878
Taisho Pharmaceutical            25,000           542
Takeda Chemical                  18,000           319
Tokio Marine & Fire Insurance   112,000         1,494
Tokyo Electronics                 2,000            58
Toyota Motor                     80,000         2,003
Ushio                             2,000            25
Yamanouchi Pharmaceutical         3,000            65
                                            ---------
                                               43,805
                                            ---------
LUXEMBOURG -- 0.1%
Millicom International Cellular * 1,800            86
                                            ---------
MALAYSIA -- 2.7%
AMMB Holdings                    99,000         1,389
Edaran Otomobil                  80,000           767
New Straits Times Press          20,000           104
Resorts World Berhad             88,000           505
United Engineers                150,000         1,040
                                            ---------
                                                3,805
                                            ---------
MEXICO -- 0.7%
Cemex, series B                  34,500           136
Cifra ADR *                      35,000            51
Corporacion Industrial Alfa,
   series A                      28,945           130
Corporacion Industrial
   San Luis ADR                   5,000           181
Empresas ICA Sociedad
   Controlladora ADR *            8,800           122
Grupo Carso SA ADS *              2,500            34
Grupo Financiero Banamex,
   series B *                    77,000           161
Grupo Financiero Banamex,
   series L *                     1,227             2
Grupo Modelo, series C           12,000            57
Kimberly Clark  ADR               3,500           127
Kimberly Clark, series A          1,700            31
                                            ---------
                                                1,032
                                            ---------
NETHERLANDS -- 2.5%
Amev                              3,000            86
Elsevier NV                     112,150         1,704
Getronics                         4,800           106
Heineken                            300            67
ING Groep                        36,464         1,089
ING Groep Scrip                  19,082           291
Polygram                            700            41
Wolters Kluwer                      800            91
                                            ---------
                                                3,475
                                            ---------
NEW ZEALAND -- 0.6%
Carter Holt Harvey              350,000           800
Telecom New Zealand ADR           1,015            68
                                            ---------
                                                  868
                                            ---------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
AS OF
JUNE 30, 1996

INTERNATIONAL GROWTH FUND (CONTINUED)

-------------------------------------------------------
DESCRIPTION                    SHARES       VALUE (000)
-------------------------------------------------------
NORWAY -- 0.0%
Nycomed ASA, series B             2,600         $  37
                                            ---------
PERU -- 0.0%
Credicorp                         3,525            70
                                            ---------
PHILIPPINES -- 0.1%
San Miguel, series B             33,000           114
                                            ---------
SINGAPORE -- 2.1%
Development Bank of Singapore   109,000         1,360
First Capital Corporation       118,000           293
Hong Kong Land ADR               32,000            72
Jardine Matheson &
   Company (U.S.)               142,566         1,048
Singapore Press                   6,400           126
United Overseas Bank                600             6
                                            ---------
                                                2,905
                                            ---------
SOUTH AFRICA -- 0.8%
Barlow                           35,000           366
Safmarime & Rennies Holdings    123,000           362
Sasol                            35,000           380
                                            ---------
                                                1,108
                                            ---------
SOUTH KOREA -- 0.5%
CITIC Seoul Excel Trust IDR *        18           192
Korea Mobile Telecom ADR *       10,500           180
Korea Preferred Share Fund *     41,000           327
Samsung Electronics               2,463            60
Samsung Electronics new 1/2
   Non-voting GDS *                 115             6
                                            ---------
                                                  765
                                            ---------
SPAIN -- 1.2%
Banco de Santander               20,100           939
Continente                       30,472           724
                                            ---------
                                                1,663
                                            ---------
SWEDEN -- 2.0%
Asea AB, series B Free              500            53
Astra AB, series B Free           8,000           349
Ericsson, series B               48,008         1,037
Ericsson Telephone ADR           17,000           366
SSAB A                           20,000           254
Stora Kopparbergs, series A Free 61,000           806
                                            ---------
                                                2,865
                                            ---------
SWITZERLAND -- 4.4%
ABB AG                               45            56
Ascom Holding AG                    280           282
Ciba Geigy                        1,435         1,750
Nestle SA Registered              1,430         1,634
Roche Holding                       137         1,046
Sandoz                              360           412
Sulzer AG                           453           291
Zurich Insurance                  2,960           807
                                            ---------
                                                6,278
                                            ---------
TAIWAN -- 1.3%
Taiwan Opportunities Fund *     204,500         1,890
                                            ---------


-------------------------------------------------------
DESCRIPTION                    SHARES       VALUE (000)
-------------------------------------------------------
THAILAND -- 1.4%
Advanced Info Service             7,700        $  114
Bangkok Bank                      3,000            41
Thai Military Bank              290,000         1,142
Total Access Communications
   ADR                           13,500           115
TPI Polene                      140,000           634
                                            ---------
                                                2,046
                                            ---------
UNITED KINGDOM -- 13.0%
Argyll Group                    179,000           964
Barclays Bank                     8,850           106
Barratt Development             190,500           751
Bass                              9,700           122
British Aerospace                 8,750           133
British Petroleum                13,000           114
British Sky Broadcasting ADR      4,200           171
British Steel                    33,000            84
British Telecommunications      126,000           677
BTR Warrants *                  269,000            31
Cable & Wireless                 93,000           615
East Midlands Electricity        80,032           647
GKN                              60,500           928
Glaxo Wellcome                   85,000         1,143
Granada Group                    76,750         1,027
Imperial Chemical                 6,800            83
Ladbroke                        322,000           900
Lasmo                           180,318           493
Logica                           11,750           118
McKechnie                        76,500           548
Next                             17,200           150
NFC                             383,000         1,100
Perpetual                         3,400           124
Prudential                       14,300            90
Reckitt & Coleman               103,000         1,081
Reuters Holdings                 25,500           308
RTZ                               7,350           109
Shell Transportation & Trading   75,500         1,105
SmithKline Beecham Units         20,500           219
Standard Chartered Bank          12,400           123
Tesco                            27,000           123
TSB Lloyds Group                200,500           981
Unilever                         58,500         1,162
Wassall                         152,250           676
Wolseley                        156,000         1,102
Zeneca Group                     10,000           221
                                            ---------
                                               18,329
                                            ---------
TOTAL FOREIGN STOCKS
(Cost $113,589)                               125,403
                                            ---------


CONVERTIBLE BOND -- 0.7%
JAPAN -- 0.7%
Mitsubishi Bank
   3.000%, 11/30/02                $900         1,044
                                            ---------
TOTAL CONVERTIBLE BOND
(Cost $923)                                     1,044
                                            ---------


DEMAND DEPOSIT -- 8.2%
Morgan Stanley
   4.250%, 07/01/96              11,652        11,652
                                            ---------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        [] COREFUND EQUITY FUNDS


-------------------------------------------------------
DESCRIPTION               SHARES/PAR (000)  VALUE (000)
-------------------------------------------------------
TOTAL DEMAND DEPOSIT
(Cost $11,652)                                  11,652
                                             ---------
TOTAL INVESTMENTS -- 97.6%
(Cost $126,164)                                138,099
                                             ---------
OTHER ASSETS AND LIABILITIES,
   NET -- 2.4%                                   3,314
                                             ---------
NET ASSETS:
Portfolio Shares - Class Y ($0.001 par
   value - 25 million authorized) based
   on 9,966,192 outstanding shares             116,339
Portfolio Shares - Class A ($0.001 par
   value - 25 million authorized) based
   on 153,145 outstanding shares                 1,972
Accumulated Net Realized Gain
   on Investments                                9,080
Net Unrealized Appreciation on
   Foreign Currency Translation of Other
   Assets and Liabilities Denominated in
   Foreign Currency                                889
Net Unrealized Appreciation
   on Investments                               11,935
Undistributed Net Investment
   Income                                        1,198
                                             ---------
TOTAL NET ASSETS -- 100.0%                    $141,413
                                             =========
NET ASSET VALUE & REDEMPTION
   PRICE PER SHARE
   CLASS Y                                      $13.97
                                             =========
   CLASS A                                      $13.96
                                             =========


* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPTS
ADS -- AMERICAN DEPOSITORY SHARES
GDR -- GLOBAL DEPOSITORY RECEIPTS
GDS -- GLOBAL DEPOSITORY SHARES
IDR -- INTERNATIONAL DEPOSITORY RECEIPTS
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


BALANCED FUND


[GRAPHIC OMITTED]

Pie Chart -- Shown is a pie chart depicting the industry classification for the Balanced Fund. The following represent the plot points for the chart:
Industry Classification            % of Total Equity Investments
Utilities                          10
Transportation                     3
Technology                         19
Healthcare                         19
Finance                            6
Basic Materials                    5
Capital Goods                      12
Consumer Cyclicals                 6
Consumer Staples                   8
Energy                             12




-------------------------------------------------------
DESCRIPTION                    SHARES       VALUE (000)
-------------------------------------------------------


COMMON STOCKS--63.8%
AIR TRANSPORTATION -- 1.0%
Southwest Airlines               36,500       $ 1,063
                                            ---------
AIRCRAFT -- 0.6%
Boeing                            7,700           671
                                            ---------
AUTOMOTIVE -- 1.1%
General Motors, Class H          18,900         1,136
                                            ---------
BANKS -- 1.4%
Barnett Banks of Florida         11,000           671
J.P. Morgan                      10,000           846
                                            ---------
                                                1,517
                                            ---------
CHEMICALS -- 1.2%
Monsanto                         39,750         1,292
                                            ---------
COMMUNICATIONS EQUIPMENT -- 3.6%
Cascade Communications*          14,400           979
Cisco Systems*                   23,600         1,336
Glenayre Technologies*            7,500           375
Motorola                          3,300           207
U.S. Robotics*                    9,200           787
                                            ---------
                                                3,684
                                            ---------
COMPUTERS & SERVICES -- 2.6%
Compaq Computer*                  2,000            99
Hewlett Packard                  10,100         1,006
Microsoft*                        6,000           721
Oracle Systems*                  22,950           905
                                            ---------
                                                2,731
                                            ---------
DRUGS -- 8.9%
American Home Products           20,000         1,203
Amgen*                           13,600           734
Bristol-Myers Squibb             13,600         1,224
Chiron*                           3,767           369
Genzyme*                         15,000           754
Glaxo  (ADR)                     30,400           813

STATEMENT
OF
NET ASSETS
AS OF
JUNE 30, 1996

BALANCED FUND (CONTINUED)

-------------------------------------------------------
DESCRIPTION                    SHARES       VALUE (000)
-------------------------------------------------------
Merck                            14,500      $    937
Schering Plough                  21,400         1,343
SmithKline Beecham  (ADR)        16,000           870
Warner Lambert                   20,000         1,100
                                            ---------
                                                9,347
                                            ---------
ELECTRICAL EQUIPMENT -- 2.6%
Emerson Electric                  7,650           691
General Electric                 16,400         1,419
Westinghouse Electric            33,300           624
                                            ---------
                                                2,734
                                            ---------
ELECTRICAL SERVICES -- 1.0%
Texas Utilities                  25,000         1,069
                                            ---------
ENTERTAINMENT -- 0.4%
International Game Technology    25,330           427
                                            ---------
FINANCIAL SERVICES -- 1.3%
American Express                 15,000           669
Federal National Mortgage
   Association                   21,600           724
                                            ---------
                                                1,393
                                            ---------
FOOD, BEVERAGE & TOBACCO -- 3.5%
Coca Cola                        23,600         1,153
PepsiCo                          26,800           948
Philip Morris                     9,000           936
Sara Lee                         21,400           693
                                            ---------
                                                3,730
                                            ---------
HOUSEHOLD PRODUCTS -- 2.4%
Gillette                         10,600           661
Procter & Gamble                 11,775         1,067
Rubbermaid                       30,600           834
                                            ---------
                                                2,562
                                            ---------
INSURANCE -- 1.3%
American International Group      6,000           592
General Re                        5,000           761
                                            ---------
                                                1,353
                                            ---------
MACHINERY -- 2.2%
Caterpillar                      17,900         1,213
Deere                            28,600         1,144
                                            ---------
                                                2,357
                                            ---------
MEASURING DEVICES -- 0.9%
Honeywell                        17,000           927
                                            ---------
MEDICAL PRODUCTS & SERVICES-- 4.1%
Cardinal Health                  11,700           844
Guidant                          15,100           744
HBO                              10,000           678
Health Management Associates,
   Class A*                      29,362           595
Johnson & Johnson                13,200           653
United Healthcare                15,400           778
                                            ---------
                                                4,292
                                            ---------


-------------------------------------------------------
DESCRIPTION               SHARES/PAR (000)  VALUE (000)
-------------------------------------------------------
METALS & MINING -- 1.2%
Aluminum Company of
   America                       23,000      $  1,320
                                            ---------
PAPER & PAPER PRODUCTS -- 0.7%
Kimberly Clark                    9,204           711
                                            ---------
PETROLEUM & FUEL PRODUCTS -- 0.9%
Anadarko Petroleum               16,500           957
                                            ---------
PETROLEUM REFINING -- 6.7%
Amoco                            12,400           897
Atlantic Richfield                7,375           874
British Petroleum  (ADR)             22             2
Chevron                          17,100         1,009
Exxon                            13,500         1,173
Mobil                            10,200         1,144
Schlumberger                     11,400           960
Texaco                           12,500         1,048
                                            ---------
                                                7,107
                                            ---------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.8%
Eastman Kodak                    10,600           824
                                            ---------
RAILROADS -- 0.6%
Conrail                          10,000           664
                                            ---------
RETAIL -- 1.7%
May Department Stores            19,100           836
Nordstrom                        21,000           934
                                            ---------
                                                1,770
                                            ---------
SEMI-CONDUCTORS/INSTRUMENTS-- 0.9%
Intel                            13,500           991
                                            ---------
TECHNOLOGY, SERVICES -- 1.6%
First Data                        7,000           557
Paychex                          22,500         1,083
                                            ---------
                                                1,640
                                            ---------
TELEPHONES & TELECOMMUNICATION-- 8.6%
Alltel                           30,000           922
Bell Atlantic                     8,000           510
Bellsouth                        18,500           784
Brooks Fiber Properties*         21,000           693
Frontier                         30,000           919
GTE                              29,000         1,298
LCI International*               40,000         1,255
MFS Communications*              28,000         1,054
Qualcomm*                         4,500           239
SBC Telecommunications           18,100           891
Worldcom*                        10,000           554
                                            ---------
                                                9,119
                                            ---------
TOTAL COMMON STOCKS
(Cost $53,905)                                 67,388
                                            ---------


U.S. TREASURY OBLIGATIONS--18.0%
U.S. Treasury Bonds
   7.250%, 05/15/16              $  500           512
   8.750%, 05/15/17                 665           789
U.S. Treasury Notes
   7.250%, 08/31/96                 500           501


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        [] COREFUND EQUITY FUNDS



-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
   6.500%, 09/30/96            $  2,500      $  2,508
   8.500%, 07/15/97               1,215         1,247
   8.125%, 02/15/98               1,670         1,723
   5.125%, 03/31/98                 500           492
   6.125%, 05/15/98               1,000         1,001
   9.250%, 08/15/98               1,620         1,718
   8.875%, 11/15/98               1,105         1,169
   8.875%, 02/15/99                 110           117
   6.000%, 10/15/99                 500           495
   7.750%, 11/30/99                 700           729
   6.375%, 01/15/00                 500           500
   7.500%, 11/15/01               3,235         3,377
   7.500%, 02/15/05                 600           631
   6.500%, 08/15/05                 500           493
   5.875%, 11/15/05                 500           471
   6.875%, 05/15/06                 500           505
                                            ---------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $19,291)                                 18,978
                                            ---------


U.S. GOVERNMENT AGENCY OBLIGATIONS--0.9%
FHLMC
   6.440%, 01/28/00                 500           497
FNMA
   5.940%, 12/12/05                 500           463
                                            ---------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,000)                                     960
                                            ---------


U.S. GOVERNMENT MORTGAGE-BACKED
BONDS--2.8%
FHLMC
   6.000%, 05/01/08                 724           686
   5.500%, 11/01/08                 822           762
FNMA
   6.500%, 07/01/10                 264           256
   6.500%, 09/01/10                 341           330
   6.000%, 04/25/23                 235           211
   6.500%, 11/01/24                 503           471
GNMA
   9.000%, 10/15/19                 197           206
                                            ---------
TOTAL U.S. GOVERNMENT
MORTGAGE-BACKED BONDS
(Cost $3,071)                                   2,922
                                            ---------


ASSET-BACKED SECURITIES--1.0%
Contimortgage Home Equity Loan
   Trust, Series 95-4 A7
   6.950%, 01/15/14                 200           188
Delta Funding Home Equity Loan
   Trust, Series 95-A A2 6.57%
   6.570%, 12/25/10                 195           192
Equicredit Home Equity Loan Trust,
   Series 96-1 A3
   6.190%, 12/15/10                 225           213
Equivantage Home Equity Loan
   Trust, Series 96-1 A1
   6.550%, 04/01/27                 207           202


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
IMC Home Equity Loan Trust,
   Series 96-1 A5
   6.290%, 12/25/13              $  130        $  122
The Money Store Home Equity
   Loan Trust, Series 95-C A2
   6.250%, 08/15/16                 195           191
                                            ---------
TOTAL ASSET-BACKED SECURITIES
(Cost $1,149)                                   1,108
                                            ---------


NON-AGENCY MORTGAGE-BACKED BONDS--0.3%
GE Capital Mortgage Services,
   Series 94-2 A4, CMO
   6.000%, 01/25/09                 125           122
Prudential Home Mortgage
   Securities, Series 94-29 A5,
   CMO
   7.000%, 10/25/24                 235           223
                                            ---------
TOTAL NON-AGENCY MORTGAGE-BACKED BONDS
(Cost $351)                                       345
                                            ---------


CORPORATE OBLIGATIONS--8.1%
Arco Chemical
   10.250%, 11/01/10                210           264
Bellsouth
   7.000%, 02/01/05                 500           498
Coastal
   10.250%, 10/15/04                195           228
Coca Cola
   6.000%, 07/15/03               1,000           945
CSR Finance
   7.700%, 07/21/25                 200           197
Dayton Hudson
   8.500%, 12/01/22                 500           496
Donaldson Lufkin & Jenrette
   6.875%, 11/01/05                 185           177
First Bank System
   6.875%, 09/15/07                 500           479
Ford Motor Credit
   6.375%, 04/15/00                 500           493
   6.250%, 11/08/00                 500           489
   7.500%, 01/15/03               1,000         1,024
ITT
   7.375%, 11/15/15                 360           339
Laidlaw
   8.750%, 04/15/25                  75            80
MacMillan Bloedel
   7.700%, 02/15/26                 215           196
MBNA
   7.250%, 09/15/02                 185           186
Merck
   6.300%, 01/01/26               1,000           875
Merrill Lynch
   7.000%, 04/27/08                 250           242
Midland Bank
   6.950%, 03/15/11                 200           188
Nationsbank
   6.500%, 03/15/06                 200           187

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS

                                                        [] COREFUND EQUITY FUNDS

AS OF
JUNE 30, 1996

BALANCED FUND (CONCLUDED)

-------------------------------------------------------
DESCRIPTION               SHARES/PAR (000)  VALUE (000)
-------------------------------------------------------
Noranda
   8.125%, 06/15/04              $  195     $     202
Provident Bank
   6.125%, 12/15/00                  25            24
Royal Bank of Scotland
   6.375%, 02/01/11                 205           183
Santander
   7.250%, 11/01/15                 100            95
U.S. Bancorp
   6.750%, 10/15/05                 500           480
                                            ---------
TOTAL CORPORATE OBLIGATIONS
(Cost $8,903)                                   8,567
                                            ---------


REPURCHASE AGREEMENTS--6.0%
Aubrey Lanston
   5.40%, dated 06/28/96, matures
   07/01/96, repurchase price
   $1,607,723 (collateralized by
   U.S. Treasury Bill, par value
   $1,735,000, 5.68%, 06/26/97;
   market value $1,640,993)       1,607         1,607
Hong Kong Shanghai Bank
   5.42%, dated 06/28/96, matures
   07/01/96, repurchase price
   $1,607,726 (collateralized by
   U.S. Treasury Note, par value
   1,600,000, 6.00%; market
   value $1,648,723)              1,607         1,607
Sanwa Bank
   5.40%, dated 06/28/96, matures
   07/01/96, repurchase price
   $1,607,723 (collateralized by
   U.S. Treasury Note, par value
   $1,600,000, 5.875%; market
   value $1,638,978)              1,607         1,607
Swiss Bank
   5.45%, dated 06/28/96, matures
   07/01/96, repurchase price
   $1,607,730 (collateralized by
   U.S. Treasury Note, par value
   $1,325,000, 10.75%; market
   value $1,641,605)              1,607         1,607
                                            ---------
TOTAL REPURCHASE AGREEMENTS
(Cost $6,428)                                   6,428
                                            ---------
TOTAL INVESTMENTS -- 100.9%
(Cost $94,098)                                106,696
                                            ---------
OTHER ASSETS AND LIABILITIES,
   NET -- (0.9%)                                 (993)
                                            ---------


-------------------------------------------------------
DESCRIPTION                                 VALUE (000)
-------------------------------------------------------
NET ASSETS:
Portfolio Shares - Class Y ($0.001 par
   value - 100 million authorized) based
   on 8,144,688 outstanding shares          $  86,860
Portfolio Shares - Class A ($0.001 par
value - 100 million authorized) based
   on 253,194 outstanding shares                2,668
Accumulated Net Realized Gain on
   Investments                                  3,568
Net Unrealized Appreciation on
   Investments                                 12,598
Undistributed Net
   Investment Income                                9
                                            ---------
TOTAL NET ASSETS -- 100.0%                   $105,703
                                            =========
NET ASSET VALUE & REDEMPTION PRICE
   PER SHARE
     CLASS Y                                   $12.59
                                            =========
     CLASS A                                   $12.59
                                            =========


*NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CMO -- COLLATERALIZED MORTGAGE OBLIGATION
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONALMORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      [This page intentionally left blank.]

STATEMENT
OF
OPERATIONS
(000)
                                                        [] COREFUND EQUITY FUNDS
FOR THE PERIOD
ENDED
JUNE 30, 1996

                                               ----------      --------  ----------- -------------- -------------   --------
                                                 EQUITY         EQUITY     GROWTH        SPECIAL    INTERNATIONAL   BALANCED
                                               INDEX FUND       FUND(3)  EQUITY FUND EQUITY FUND(3)  GROWTH FUND      FUND
                                               ----------      --------  ----------- -------------- -------------   --------
INVESTMENT INCOME
     Dividends                                  $  3,117       $  5,338    $  1,336    $    402       $  2,851    $  1,000
     Interest                                         42            325         327         111            156       1,825
     Less: Foreign taxes withheld                   --             --          --          --             (309)       --
                                                --------       --------    --------    --------       --------    --------
       Total investment income                     3,159          5,663       1,663         513          2,698       2,825
                                                --------       --------    --------    --------       --------    --------
EXPENSES:
     Investment advisory fees                        548          1,974         813         599            985         548
     Waiver of investment advisory fees             (365)          --           (84)       (573)           (20)       (106)
     Administrative fees                             343            526         271          78            308         195
     Waiver of administrative fees                  (123)          (101)        (97)         (7)          (111)        (65)
     Transfer agent fees & expenses                   45             81          40           6             40          26
     Custodian fees                                 --              (17)       --            15            163        --
     Professional fees                                18             50          10           4             12           6
     Registration & filing fees                       21             56          15           6             18           8
     12b-1 fees                                     --               15           6        --                5           7
     Taxes--other than income                        (15)            (4)        (17)       --                7          (8)
     Printing fees                                    10              2          10        --               16           5
     Organizational costs                           --             --          --             5           --             5
     Miscellaneous                                     4             23           1           2            (11)         21
                                                --------       --------    --------    --------       --------    --------
       Total expenses                                486          2,605         968         135          1,412         642
                                                --------       --------    --------    --------       --------    --------
NET INVESTMENT INCOME                              2,673          3,058         695         378          1,286       2,183
                                                --------       --------    --------    --------       --------    --------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
     Net realized gain from security
       transactions                                4,702         43,129      10,837       9,147          9,937       4,822
     Net realized gain on forward currency
       contracts and foreign currency
       transactions                                 --             --          --          --            1,907        --
     Net unrealized appreciation on forward
       foreign currency contracts and
       translation of assets and liabilities
       in foreign currencies                        --             --          --          --              200        --
     Net change in unrealized appreciation
       on investments                             23,222         23,229      17,962       2,372          5,512       6,379
                                                --------       --------    --------    --------       --------    --------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                    $ 30,597       $ 69,416    $ 29,494    $ 11,897       $ 18,842    $ 13,384
                                                ========       ========    ========    ========       ========    ========

COMPUTATION OF NET ASSET VALUE AND OFFERING
   PRICE - JUNE 30, 1996:
     CLASS Y
       1Net asset value, offer and redemption
         price                                  $  28.47       $  17.26    $  14.19    $  11.86       $  13.97    $  12.59
                                                ========       ========    ========    ========       ========    ========
     CLASS A
       1Net asset value, redemption price                         17.28       14.17       11.85          13.96       12.59
        Maximum sales charge of 3.25%                              0.58        0.48        0.40           0.47        0.42
                                                               --------    --------    --------       --------    --------
       2Offering price                                         $  17.86    $  14.65    $  12.25       $  14.43    $  13.01
                                                               ========    ========    ========       ========    ========

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0
1 NET ASSET VALUE PER SHARE, AS ILLUSTRATED, IS THE AMOUNT WHICH WOULD BE PAID
  UPON THE REDEMPTION OR EXCHANGE OF SHARES.
2 THE OFFER PRICE IS CALCULATED BY DIVIDING THE NET ASSET VALUE OF CLASS A BY 1
  MINUS THE MAXIMUM SALES CHARGE OF 3.25%.
3 DUE TO THE MERGER OF THIS FUND WITH A CONESTOGA FUND, AMOUNTS REPRESENT ACTIVITY
  FOR THE PERIOD NOVEMBER 1, 1995 THROUGH JUNE 30, 1996. PLEASE SEE THE NOTES TO THE FINANCIAL STATEMENTS FOR FURTHER DETAILS REGARDING THE MERGER.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     58 & 59

STATEMENT
OF CHANGES
IN NET ASSETS
(000)
                                                        [] COREFUND EQUITY FUNDS
FOR THE PERIODS
ENDED
JUNE 30

                                                   -------------------   ----------------------    ----------------------
                                                          EQUITY                 EQUITY                   GROWTH
                                                        INDEX FUND                FUND                  EQUITY FUND
                                                   -------------------   ----------------------    ----------------------
                                                     1996       1995      1996(1)       1995(2)      1996         1995
                                                   --------   --------   ---------    ---------    ---------    ---------
OPERATIONS:
   Net investment income                           $  2,673   $  2,147   $   3,058    $   2,924    $     695    $     645
   Net realized gain from security transactions
     and foreign currency transactions                4,702      3,527      43,129       28,979       10,837          308
   Net unrealized appreciation (depreciation) on
     investments, forward foreign currency
     contracts and translation of assets and
     liabilites in foreign currencies                23,222     14,303      23,229       12,894       17,962       16,243
                                                   --------   --------   ---------    ---------    ---------    ---------
   Net increase (decrease) in net assets
     resulting from operations                       30,597     19,977      69,416       44,797       29,494       17,196
                                                   --------   --------   ---------    ---------    ---------    ---------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Prior Class (a)                                   --         --          --           (125)        --           --
     Retail Class (b)                                  --         --           (35)         (53)        --           --
     Institutional Class (b)                           --         --        (2,133)      (2,638)        --           --
     Class Y (c)                                     (2,677)    (2,147)     (1,001)        --           (691)        (632)
     Class A (c)                                       --         --           (21)        --            (11)         (10)
   Net realized gains:
     Prior Class (a)                                   --         --          --         (2,660)        --           --
     Retail Class (b)                                  --         --        (1,150)        --           --           --
     Institutional Class (b)                           --         --       (57,348)        --           --           --
     Class Y (c)                                     (3,835)    (3,652)       --           --         (2,808)        --
     Class A (c)                                       --         --          --           --            (63)        --
                                                   --------   --------   ---------    ---------    ---------    ---------
       Total dividends distributed                   (6,512)    (5,799)    (61,688)      (5,476)      (3,573)        (642)
                                                   --------   --------   ---------    ---------    ---------    ---------
CAPITAL TRANSACTIONS(3):
   Prior Class (a):
     Redesignated to Retail Class (b)                  --         --          --         (5,674)        --           --
     Redesignated to Institutional Class (b)           --         --          --        (42,589)        --           --
     Proceeds from shares issued                       --         --          --          4,679         --           --
     Reinvestment of cash distributions                --         --          --          2,420         --           --
     Cost of shares redeemed                           --         --          --         (6,294)        --           --
                                                   --------   --------   ---------    ---------    ---------    ---------
     Decrease in net assets from Prior Class
       transactions                                    --         --          --        (47,458)        --           --
                                                   --------   --------   ---------    ---------    ---------    ---------
   Retail Class (b):
     Redesignated from Prior Class (a)                 --         --          --          5,674         --           --
     Exchanged for Class A Shares                      --         --          --           --           --           --
     Proceeds from shares issued                       --         --         1,033          676         --           --
     Reinvestment of cash distributions                --         --         1,168           52         --           --
     Cost of shares redeemed                           --         --          (674)        (948)        --           --
                                                   --------   --------   ---------    ---------    ---------    ---------
     Increase (Decrease) in net assets from
       Retail Class transactions                       --         --         1,527        5,454         --           --
                                                   --------   --------   ---------    ---------    ---------    ---------
   Institutional Class (b):
     Redesignated from Prior Class (a)                 --         --          --         42,589         --           --
     Exchanged for Class Y Shares                      --         --          --           --           --           --
     Proceeds from shares issued                       --         --        35,302      351,837         --           --
     Reinvestment of cash distributions                --         --        58,151        2,568         --           --
     Cost of shares redeemed                           --         --       (92,405)     (59,497)        --           --
                                                   --------   --------   ---------    ---------    ---------    ---------
     Increase (Decrease) in net assets from
       Institutional Class transactions                --         --         1,048      337,497         --           --
                                                   --------   --------   ---------    ---------    ---------    ---------
   Class Y (c):
     Proceeds from shares issued in merger (d)         --         --        34,310         --           --           --
     Proceeds from shares issued                     50,936     31,601      16,834         --         24,852       28,885
     Reinvestment of cash distributions               6,064      5,180        --           --          3,081          528
     Cost of shares redeemed                        (27,288)   (10,958)    (23,221)        --        (24,528)     (19,116)
                                                   --------   --------   ---------    ---------    ---------    ---------
     Increase in net assets from Class Y
       transactions                                  29,712     25,823      27,923         --          3,405       10,297
                                                   --------   --------   ---------    ---------    ---------    ---------
   Class A (c):
     Proceeds from shares issued in merger (d)         --         --         2,807         --           --           --
     Proceeds from shares issued                       --         --           575         --            980          280
     Reinvestment of cash distributions                --         --          --           --             71            9
     Cost of shares redeemed                           --         --          (549)        --           (530)        (359)
                                                   --------   --------   ---------    ---------    ---------    ---------
     Increase (Decrease) in net assets from
       Class A transactions                            --         --         2,833         --            521          (70)
                                                   --------   --------   ---------    ---------    ---------    ---------
Increase in net assets derived from capital
     share transactions                              29,712     25,823      33,331      295,493        3,926       10,227
                                                   --------   --------   ---------    ---------    ---------    ---------
     Net increase in net assets                      53,797     40,001      41,059      334,815       29,847       26,781
                                                   --------   --------   ---------    ---------    ---------    ---------
NET ASSETS:
   Beginning of period                              112,553     72,552     384,943       50,128       93,388       66,607
                                                   --------   --------   ---------    ---------    ---------    ---------
   End of period                                   $166,350   $112,553   $ 426,002    $ 384,943    $ 123,235    $  93,388
                                                   ========   ========   =========    =========    =========    =========

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(A) ON FEBRUARY 21, 1995 THE SHARES OF THE CONESTOGA EQUITY AND SPECIAL EQUITY FUNDS
    WERE REDESIGNATED FROM A SINGLE CLASS TO RETAIL AND INSTITUTIONAL CLASSES.
(B) RETAIL AND INSTITUTIONAL CLASS AMOUNTS FOR 1996 REPRESENT  ACTIVITY OF THE
    ACQUIRED CONESTOGA FUND FROM NOVEMBER 1, 1995 THROUGH APRIL 14, 1996.
(C) ON APRIL 22, 1996 SERIES A SHARES WERE REDESIGNATED CLASS Y SHARES, AND SERIES B
    SHARES WERE REDESIGNATED CLASS A SHARES.
(D) ON APRIL 15 & 22, 1996 THE CONESTOGA FUNDS WERE ACQUIRED BY COREFUNDS, INC.
    PLEASE SEE THE NOTES TO THE FINANCIAL STATEMENTS FOR FURTHER INFORMATION REGARDING
    THE TRANSACTION.



                                                   ----------------------    ----------------------    ----------------------
                                                         SPECIAL                 INTERNATIONAL               BALANCED
                                                       EQUITY FUND                GROWTH FUND                  FUND
                                                   ----------------------    ----------------------    ----------------------
                                                    1996(1)      1995(2)       1996          1995         1996         1995
                                                   ---------    ---------    ---------    ---------    ---------    ---------
OPERATIONS:
   Net investment income                           $     378    $     368    $   1,286    $   1,115    $   2,183    $   1,872
   Net realized gain from security transactions
     and foreign currency transactions                 9,147        8,512       11,844        1,049        4,822         (155)
   Net unrealized appreciation (depreciation) on
     investments, forward foreign currency
     contracts and translation of assets and
     liabilites in foreign currencies                  2,372        1,127        5,712       (2,683)       6,379        6,794
                                                   ---------    ---------    ---------    ---------    ---------    ---------
   Net increase (decrease) in net assets
     resulting from operations                        11,897       10,007       18,842         (519)      13,384        8,511
                                                   ---------    ---------    ---------    ---------    ---------    ---------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Prior Class (a)                                    --            (35)        --           --           --           --
     Retail Class (b)                                   --             (5)        --           --           --           --
     Institutional Class (b)                            --           (316)        --           --           --           --
     Class Y (c)                                        (388)        --         (2,440)        (373)      (2,108)      (1,799)
     Class A (c)                                          (6)        --            (38)          (3)         (69)         (71)
   Net realized gains:
     Prior Class (a)                                    --            (80)        --           --           --           --
     Retail Class (b)                                   --           --           --           --           --           --
     Institutional Class (b)                            --           --           --           --           --           --
     Class Y (c)                                      (8,564)        --           (548)      (7,009)        (840)        (171)
     Class A (c)                                        (113)        --            (10)        (129)         (32)          (8)
                                                   ---------    ---------    ---------    ---------    ---------    ---------
       Total dividends distributed                    (9,071)        (436)      (3,036)      (7,514)      (3,049)      (2,049)
                                                   ---------    ---------    ---------    ---------    ---------    ---------
CAPITAL TRANSACTIONS(3):
   Prior Class (a):
     Redesignated to Retail Class (b)                   --           (471)        --           --           --           --
     Redesignated to Institutional Class (b)            --         (9,970)        --           --           --           --
     Proceeds from shares issued                        --            652         --           --           --           --
     Reinvestment of cash distributions                 --            115         --           --           --           --
     Cost of shares redeemed                            --            (81)        --           --           --           --
                                                   ---------    ---------    ---------    ---------    ---------    ---------
     Decrease in net assets from Prior Class
       transactions                                     --         (9,755)        --           --           --           --
                                                   ---------    ---------    ---------    ---------    ---------    ---------
   Retail Class (b):
     Redesignated from Prior Class (a)                  --            471         --           --           --           --
     Exchanged for Class A Shares                       (984)        --           --           --           --           --
     Proceeds from shares issued                         166          186         --           --           --           --
     Reinvestment of cash distributions                  115            5         --           --           --           --
     Cost of shares redeemed                             (29)         (57)        --           --           --           --
                                                   ---------    ---------    ---------    ---------    ---------    ---------
     Increase (Decrease) in net assets from
       Retail Class transactions                        (732)         605         --           --           --           --
                                                   ---------    ---------    ---------    ---------    ---------    ---------
   Institutional Class (b):
     Redesignated from Prior Class (a)                  --          9,970         --           --           --           --
     Exchanged for Class Y Shares                    (58,929)        --           --           --           --           --
     Proceeds from shares issued                       6,660       46,892         --           --           --           --
     Reinvestment of cash distributions                8,821          316         --           --           --           --
     Cost of shares redeemed                         (12,704)      (9,538)        --           --           --           --
                                                   ---------    ---------    ---------    ---------    ---------    ---------
     Increase (Decrease) in net assets from
       Institutional Class transactions              (56,152)      47,640         --           --           --           --
                                                   ---------    ---------    ---------    ---------    ---------    ---------
   Class Y (c):
     Proceeds from shares issued in merger (d)        58,929         --         16,130         --         38,306         --
     Proceeds from shares issued                       2,827         --         17,623       16,395       17,797       19,859
     Reinvestment of cash distributions                 --           --          2,732        6,850        2,494        1,818
     Cost of shares redeemed                          (2,083)        --        (23,593)     (13,444)     (27,174)      (9,222)
                                                   ---------    ---------    ---------    ---------    ---------    ---------
     Increase in net assets from Class Y
       transactions                                   59,673         --         12,892        9,801       31,423       12,455
                                                   ---------    ---------    ---------    ---------    ---------    ---------
   Class A (c):
     Proceeds from shares issued in merger (d)           984         --             59         --             95         --
     Proceeds from shares issued                          98         --            421          440          678          216
     Reinvestment of cash distributions                 --           --             46          129           96           79
     Cost of shares redeemed                              (3)        --           (592)        (486)        (360)        (427)
                                                   ---------    ---------    ---------    ---------    ---------    ---------
     Increase (Decrease) in net assets from
       Class A transactions                            1,079         --            (66)          83          509         (132)
                                                   ---------    ---------    ---------    ---------    ---------    ---------
Increase in net assets derived from capital
     share transactions                                3,868       38,490       12,826        9,884       31,932       12,323
                                                   ---------    ---------    ---------    ---------    ---------    ---------
     Net increase in net assets                        6,694       48,061       28,632        1,851       42,267       18,785
                                                   ---------    ---------    ---------    ---------    ---------    ---------
NET ASSETS:
   Beginning of period                                58,130       10,069      112,781      110,930       63,436       44,651
                                                   ---------    ---------    ---------    ---------    ---------    ---------
   End of period                                   $  64,824    $  58,130    $ 141,413    $ 112,781    $ 105,703    $  63,436
                                                   =========    =========    =========    =========    =========    =========

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) AMOUNTS REPRESENT CONESTOGA FUNDS ACTIVITY FROM NOVEMBER 1, 1995 THROUGH
    APRIL 14, 1996 AND COREFUND ACTIVITY FROM APRIL 15, 1996 TO JUNE 30, 1996.
(2) AMOUNTS REPRESENT CONESTOGA FUNDS ACTIVITY FOR THE FISCAL YEAR ENDED OCTOBER 31, 1995.
(3) FOR CAPITAL SHARE TRANSACTIONS PLEASE SEE FOOTNOTE 8 IN THE NOTES TO THE
    FINANCIAL STATEMENTS.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     60 & 61

FINANCIAL
HIGHLIGHTS


FOR THE PERIODS
ENDED
JUNE 30


For a Share Outstanding Throughout the Period

                                                                                                        NET
         NET ASSET               REALIZED AND    DISTRIBUTIONS  DISTRIBUTIONS     NET                  ASSETS      RATIO
           VALUE        NET       UNREALIZED       FROM NET         FROM      ASSET VALUE              END OF     EXPENSES
         BEGINNING  INVESTMENT GAINS OR (LOSSES)  INVESTMENT       CAPITAL        END        TOTAL   OF PERIOD   TO AVERAGE
         OF PERIOD    INCOME     ON SECURITIES      INCOME          GAINS      OF PERIOD    RETURN8    (000)     NET ASSETS
         ---------  ---------- ----------------- -------------  ------------- -----------   -------  ---------   ----------

-----------------
EQUITY INDEX FUND
-----------------
   CLASS Y**
   1996   $23.79      $0.51         $ 5.47          $(0.51)        $(0.79)       $28.47      25.69%  $166,350       0.35%
   1995    20.54       0.52           4.24           (0.52)         (0.99)        23.79      24.45    112,533       0.37
   1994    20.97       0.55          (0.43)          (0.55)            --         20.54       0.55     72,552       0.35
   1993    19.22       0.52           1.84           (0.52)         (0.09)        20.97      12.39     50,551       0.49
   1992    18.46       0.52           1.80           (0.48)         (1.08)        19.22      12.59     20,166       0.57
   19911   19.48       0.03          (0.94)          (0.02)         (0.09)        18.46      (4.64)+   12,117       0.97

--------------
EQUITY FUND(9)
--------------
   CLASS Y*
   1996   $17.07      $0.14         $ 1.49          $(0.14)        $(1.30)       $17.26      19.24%  $414,824      0.97%
   INSTITUTIONAL CLASS*
   1995    15.00       0.19           2.87           (0.19)         (0.80)        17.07      22.00    378,352      1.05
   CLASS A*
   1996   $17.08      $0.12         $ 1.49          $(0.11)        $(1.30)       $17.28      19.11%  $ 11,178      1.22%
   RETAIL CLASS*
   1995    15.00       0.18           2.87           (0.17)         (0.80)        17.08      21.94      6,591      1.34
   PRIOR CLASS
   1994   $15.39      $0.11         $ 0.22          $(0.11)        $(0.61)       $15.00       2.21%  $ 50,128      1.49%
   1993    13.93       0.14           1.89           (0.14)         (0.43)        15.39      14.90     45,677      1.20
   1992    13.08       0.19           1.02           (0.19)         (0.17)        13.93       9.27     28,103      0.92
   1991     8.95       0.26           4.13           (0.26)           --          13.08      49.37     12,830      0.54
   19902   10.00       0.14          (1.05)          (0.14)           --           8.95      (9.22)     5,982      0.65

------------------
GROWTH EQUITY FUND
------------------
   CLASS Y**
   1996   $11.18      $0.08         $ 3.36          $(0.08)        $(0.35)       $14.19      31.36%  $120,073      0.89%
   1995     9.11       0.08           2.07           (0.08)           --          11.18      23.71     91,345      0.76
   1994     9.95       0.05          (0.84)          (0.05)           --           9.11      (8.01)    64,877      0.69
   1993     8.74       0.08           1.21           (0.08)           --           9.95      14.76     63,777      0.43
   19923   10.00       0.05          (1.26)          (0.05)           --           8.74     (12.05)+   33,418      0.14
   CLASS A**
   1996   $11.17      $0.05         $ 3.35          $(0.05)        $(0.35)       $14.17      31.00%   $ 3,162      1.14%
   1995     9.10       0.06           2.07           (0.06)           --          11.17      23.44      2,043      1.01
   1994     9.95       0.04          (0.85)          (0.04)           --           9.10      (8.13)     1,730      0.94
   19934    9.80       0.03           0.15           (0.03)           --           9.95       1.80+     5,224      0.80

----------------------
SPECIAL EQUITY FUND(9)
----------------------
   CLASS Y*
   1996   $11.42      $0.07         $ 2.13          $(0.07)        $(1.69)       $11.86      22.27%  $ 63,680      0.34%
   INSTITUTIONAL CLASS*
   1995     9.37       0.12           2.12           (0.12)         (0.07)        11.42      24.44     57,396      0.32
   CLASS A*
   1996   $11.42      $0.08         $ 2.11          $(0.07)        $(1.69)       $11.85      22.14%   $ 1,144      0.37%
   RETAIL CLASS*
   1995     9.37       0.12           2.12           (0.12)         (0.07)        11.42      24.44        734      0.27
   PRIOR CLASS
   19945  $10.00      $0.06         $(0.63)         $(0.06)           --         $9.37       (5.72)% $ 10,069      0.15%

-------------------------
INTERNATIONAL GROWTH FUND
-------------------------
   CLASS Y**
   1996   $12.29      $0.16         $ 1.86          $(0.28)        $(0.06)      $13.97       16.72%  $139,275      1.14%
   1995    13.18       0.12          (0.17)          (0.04)         (0.80)       12.29       (0.21)   110,838      1.05
   1994    11.71       0.12           1.78           (0.12)         (0.31)       13.18       16.28    108,911      0.99
   1993    10.52       0.10           1.16           (0.07)           --         11.71       12.06     61,655      0.99
   1992    10.10       0.17           0.31             --           (0.06)       10.52        4.90     42,594      0.96
   1991    10.75       0.19          (0.44)          (0.27)         (0.13)       10.10       (2.71)    20,582      0.99
   19906   10.00       0.11           0.86           (0.09)         (0.13)       10.75        9.74+    13,513      1.22
   CLASS A**
   1996   $12.27      $0.11         $ 1.89          $(0.25)        $(0.06)      $13.96       16.54%   $ 2,138      1.39%
   1995    13.17       0.09          (0.17)          (0.02)         (0.80)       12.27       (0.48)     1,943      1.30
   1994    11.71       0.06           1.82           (0.11)         (0.31)       13.17       16.08      2,019      1.24
   19934   10.07       0.05           1.59             --             --         11.71       16.29+       344      1.15

-------------
BALANCED FUND
-------------
   CLASS Y**
   1996   $11.06      $0.33          $1.68          $(0.33)        $(0.15)      $12.59       18.41%  $102,515      0.81%
   1995     9.88       0.35           1.21           (0.35)         (0.03)       11.06       16.21     61,092      0.73
   1994    10.39       0.35          (0.51)          (0.35)           --          9.88       (1.62)    42,429      0.62
   19934   10.00       0.16           0.39           (0.16)           --         10.39        5.52+    29,434      0.45
   CLASS A**
   1996   $11.06      $0.30          $1.68          $(0.30)        $(0.15)      $12.59       18.13%   $ 3,188      1.06%
   1995     9.89       0.34           1.19           (0.33)         (0.03)       11.06       15.84      2,344      0.98%
   1994    10.38       0.31          (0.49)          (0.31)           --          9.89       (1.86)     2,222      0.87
   19937   10.00       0.16           0.38           (0.16)           --         10.38        2.50+       701      0.55



                        RATIO     RATIO OF NET
            RATIO    OF EXPENSES  INCOME (LOSS)
           OF NET    TO AVERAGE    TO AVERAGE
           INCOME    NET ASSETS    NET ASSETS   PORTFOLIO    AVG.
         TO AVERAGE  (EXCLUDING   (EXCLUDING     TURNOVER    COMM.
         NET ASSETS    WAIVERS)     WAIVERS)      RATE***   RATE10
         ----------  -----------  ------------- ---------   ------

-----------------
EQUITY INDEX FUND
-----------------
   CLASS Y**
   1996    1.94%        0.71%         1.59%           13%   $0.0641
   1995    2.48         0.76          2.09            27      --
   1994    2.63         0.75          2.23            13      --
   1993    2.82         0.88          2.43             4      --
   1992    2.66         1.06          2.17            27      --
   19911   1.79         1.20          1.56            --      --

--------------
EQUITY FUND(9)
--------------
   CLASS Y*
   1996    1.15%        1.01%         1.11%          114%   $0.0636
   INSTITUTIONAL CLASS*
   1995    1.44         1.10          1.44           119      --
   CLASS A*
   1996   0.89%         1.26%         0.85%          114%   $0.0636
   RETAIL CLASS*
   1995   1.23          1.53          1.04           119      --
   PRIOR CLASS
   1994    0.75%        1.51%         0.73%           35%     --
   1993    0.94         1.41          0.73            24      --
   1992    1.47         1.23          1.17            39      --
   1991    2.30         1.48          1.36            68      --
   19902   2.29         1.59          1.35            43      --

------------------
GROWTH EQUITY FUND
------------------
   CLASS Y**
   1996    0.64%        1.05%         0.48%           81%   $0.0601
   1995    0.84         1.10          0.50           113      --
   1994    0.48         1.11          0.06           127      --
   1993    0.85         1.11          0.17           103      --
   19923   1.38         1.12          0.40            66      --
   CLASS A**
   1996    0.40%        1.30%         0.23%           81%   $0.0601
   1995    0.59         1.35          0.25           113      --
   1994    0.23         1.36         (0.19)          127      --
   19934   0.39         1.48         (0.29)          103      --

----------------------
SPECIAL EQUITY FUND(9)
----------------------
   CLASS Y*
   1996    0.94%        1.79%        (0.51)%          72%   $0.0539
   INSTITUTIONAL CLASS*
   1995    1.14         1.97         (0.51)          129      --
   CLASS A*
   1996    0.91%        1.82%        (0.55)%          72%   $0.0539
   RETAIL CLASS*
   1995    1.29         2.24         (0.68)          129      --
   PRIOR CLASS
   19945   1.06%        2.10%        (0.89)%          39%     --

-------------------------
INTERNATIONAL GROWTH FUND
-------------------------
   CLASS Y**
   1996    1.05%        1.25%         0.94%           41%   $0.0270
   1995    0.98         1.19          0.84            59      --
   1994    0.23         1.18          0.04            67      --
   1993    1.22         1.28          0.93            59      --
   1992    1.67         1.40          1.23            87      --
   1991    1.80         1.56          1.23            49      --
   19906   2.57         1.99          1.80            20      --
   CLASS A**
   1996    0.80%        1.50%         0.69%           41%   $0.0270
   1995    0.73         1.44          0.59            59      --
   1994    0.05         1.43         (0.14)           67      --
   19934   1.51         1.44          1.22            59      --

-------------
BALANCED FUND
-------------
   CLASS Y**
   1996    2.79%        1.03%         2.57%           74%   $0.0621
   1995    3.51         1.07          3.17            46      --
   1994    3.46         1.08          3.00            56      --
   19934   3.38         1.39          2.45            21      --
   CLASS A**
   1996    2.53%        1.27%         2.32%           74%   $0.0621
   1995    3.27         1.32          2.93            46      --
   1994    3.21         1.33          2.75            56      --
   19937   5.76         1.48          4.83            21      --

*   ON FEBRUARY 21, 1995 THE SHARES OF THE FUNDS WERE REDESIGNATED AS EITHER RETAIL OR INSTITUTIONAL SHARES.  FOR THE YEAR
    ENDED OCTOBER 31, 1995, THE FINANCIAL HIGHLIGHTS' RATIOS OF EXPENSES, NET INVESTMENT INCOME, TOTAL RETURN, AND THE PER
    SHARE INVESTMENT ACTIVITIES AND DISTRIBUTIONS ARE PRESENTED ON A BASIS WHEREBY THE FUND'S NET INVESTMENT INCOME,
    EXPENSES, AND DISTRIBUTIONS FOR THE PERIOD NOVEMBER 1, 1994 THROUGH FEBRUARY 20, 1995 WERE ALLOCATED TO EACH CLASS OF
    SHARES BASED UPON THE RELATIVE NET ASSETS OF EACH CLASS OF SHARES AS OF FEBRUARY 21, 1995 AND THE RESULTS COMBINED
    THEREWITH THE RESULTS OF OPERATIONS AND DISTRIBUTIONS FOR EACH APPLICABLE CLASS FOR THE PERIOD FEBRUARY 21, 1995
    THROUGH OCTOBER 31, 1995. ADDITIONALLY, ON APRIL 15 & 22, 1996 THE CONESTOGA EQUITY AND SPECIAL EQUITY FUNDS WERE
    ACQUIRED BY COREFUNDS, INC.; AT WHICH TIME THE INSTITUTIONAL CLASS OF SHARES OF THESE FUNDS WERE EXCHANGED FOR CLASS Y
    SHARES AND THE RETAIL CLASS OF THESE FUNDS WERE EXCHANGED FOR CLASS A SHARES.
**  ON APRIL 22, 1996 THE SERIES A SHARES OF EACH FUND WERE REDESIGNATED CLASS Y AND THE SERIES B SHARES OF EACH FUND WERE
    REDESIGNATED CLASS A.
*** FOR 1996, TRANSACTIONS RELATING TO THE MERGER WERE EXCLUDED FROM THE CALCULATION OF THE PORTFOLIO TURNOVER RATE.
+   THIS FIGURE HAS NOT BEEN ANNUALIZED.
1   COMMENCED OPERATIONS JUNE 1, 1991. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
2   COMMENCED OPERATIONS FEBRUARY 28, 1990. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
3   COMMENCED OPERATIONS FEBRUARY 3, 1992. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
4   COMMENCED OPERATIONS JANUARY 4, 1993. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
5   COMMENCED OPERATIONS MARCH 15, 1994. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
6   COMMENCED OPERATIONS FEBRUARY 12, 1990. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
7   COMMENCED OPERATIONS MARCH 16, 1993. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
8   TOTAL RETURN DOES NOT REFLECT APPLICABLE SALES LOAD. ADDITIONALLY TOTAL RETURN FOR CLASS Y & CLASS A FOR THE EQUITY &
    SPECIAL EQUITY FUNDS FOR 1996 ARE FOR AN EIGHT MONTH PERIOD ENDED JUNE 30, 1996.
9   THE PER SHARE AMOUNT FOR THESE FUNDS FOR 1996 REPRESENTS THE PERIOD FROM NOVEMBER 1, 1995 TO JUNE 30, 1996.  ALL PRIOR
    YEARS ARE FOR THE PERIODS NOVEMBER 1 TO OCTOBER 31.
10  AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS
    REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.

   STATEMENT
   OF
   NET ASSETS

                                                  [] COREFUND FIXED INCOME FUNDS

   AS OF
   JUNE 30, 1996

SHORT TERM INCOME FUND


[GRAPHIC OMITTED]

Pie Chart -- Shown is a pie chart depicting the industry classification for the Short Term Income Fund. The following represent the plot points for the chart:
Industry Classification              % of Total Portfolio Investment
Cash Equivalents                     6
Corporate Bonds                      40
U.S. Treasury Obligations            54




-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------


U.S. TREASURY OBLIGATIONS--53.6%
U.S. Treasury Notes
   7.875%, 07/31/96              $  800        $  802
   6.500%, 09/30/96                 555           557
   7.500%, 12/31/96               1,030         1,040
   6.500%, 05/15/97                 500           503
   5.875%, 07/31/97               1,000         1,000
   5.625%, 08/31/97               1,000           997
   7.375%, 11/15/97               4,000         4,072
   6.000%, 12/31/97               5,075         5,078
   8.250%, 07/15/98               2,000         2,080
                                              -------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $16,174)                                 16,129
                                              -------

CORPORATE BONDS--28.6%
American General Finance
   7.000%, 10/01/97                 985           993
AT&T Capital
   5.970%, 02/27/98               1,000           994
First USA Bank
   6.125%, 10/30/97               1,000           993
International Lease
   7.830%, 11/14/96               1,000         1,007
Lehman Brothers Holdings
   6.375%, 06/01/98                 500           498
Salomon Brothers
   9.000%, 07/23/96                 500           501
Smith Barney
   6.000%, 03/15/97                 600           601
Tele-Communications
   5.280%, 08/20/96                 560           559
Time Warner
   7.450%, 02/01/98                 735           743
Transcont Gas
   8.125%, 01/15/97                 525           531
USX
   6.650%, 10/09/97               1,200         1,203
                                              -------
TOTAL CORPORATE BONDS
(Cost $8,634)                                   8,623
                                              -------


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------


ASSET-BACKED SECURITIES--11.3%
Banc One Credit Card Master Trust,
   Series 94-A
   7.150%, 12/15/98              $  420        $  423
Money Store Home Equity Loan
   Trust, Series 93-B
   5.400%, 08/15/05                 517           500
Premier Auto Trust, Series 94-4 A4
   6.450%, 05/02/98                 600           602
Premier Auto Trust, Series 95-1 A4
   7.850%, 09/04/98               1,000         1,015
Union Acceptance, Series 96-A
   5.400%, 04/07/03                 873           859
                                              -------
TOTAL ASSET-BACKED SECURITIES
(Cost $3,421)                                   3,399
                                              -------

REPURCHASE AGREEMENT--5.8%
Sanwa Bank
   5.40%, dated 06/28/96, matures
   07/01/96, repurchase price
   $1,762,793 (collateralized by
   U.S. Treasury Note, par value
   $1,805,000, 5.375%, 11/30/97;
   market value $1,798,039)       1,762         1,762
                                              -------
TOTAL REPURCHASE AGREEMENT
(Cost $1,762)                                   1,762
                                              -------
TOTAL INVESTMENTS -- 99.3%
(Cost $29,991)                                 29,913
                                              -------
OTHER ASSETS AND LIABILITIES,
   NET -- 0.7%                                    220
                                              -------
NET ASSETS:
Portfolio Shares - Class Y ($0.001 par
   value - 1 billion authorized) based on
   3,032,169 outstanding shares                30,291
Portfolio Shares - Class A ($0.001 par
   value -1 billion authorized) based on
   60 outstanding shares                            1
Accumulated Net Realized Loss on
   Investments                                    (81)
Net Unrealized Depreciation on
   Investments                                    (78)
                                               -------
TOTAL NET ASSETS -- 100.0%                     $30,133
                                               =======
NET ASSET VALUE & REDEMPTION PRICE
   PER SHARE
     CLASS Y                                     $9.94
                                               =======
     CLASS A                                     $9.93
                                               =======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
AS OF
JUNE 30, 1996

SHORT-INTERMEDIATE BOND FUND


[GRAPHIC OMITTED]

Pie Chart -- Shown is a pie chart depicting the industry classification for the Short-Intermediate Bond Fund. The following represent the plot points for the chart:
Industry Classification           % of Total Portfolio Investment
US Agency Backed Bonds            6
Corporate Bonds                   50
U.S. Treasury Obligations         44



-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
U.S. TREASURY OBLIGATIONS--43.9%
U.S. Treasury Notes
   6.000%, 08/31/97             $ 1,500       $ 1,501
   7.375%, 11/15/97               4,000         4,073
   6.000%, 12/31/97               1,310         1,311
   5.125%, 02/28/98               1,500         1,479
   9.250%, 08/15/98              10,500        11,135
   8.875%, 11/15/98                 275           291
   8.875%, 02/15/99               6,120         6,501
   7.125%, 09/30/99              12,165        12,432
   6.000%, 10/15/99               2,200         2,178
   7.750%, 12/31/99               2,500         2,606
   7.750%, 01/31/00                   8             8
   7.125%, 02/29/00               2,660         2,721
   6.375%, 03/31/01               9,645         9,601
   7.500%, 11/15/01                 320           334
   7.250%, 05/15/04               8,000         8,289
   7.500%, 02/15/05               6,740         7,088
                                            ---------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $71,692)                                 71,548
                                            ---------


U.S. AGENCY MORTGAGE-BACKED BONDS--6.5%
FHLMC
   6.500%, 10/15/00               1,003           989
   6.750%, 03/15/07               1,755         1,738
   6.250%, 11/15/08                 663           655
   6.000%, 02/15/16               1,725         1,705
FNMA
   6.500%, 07/01/10               1,660         1,606
   6.500%, 10/01/10               1,271         1,230
   6.750%, 06/25/20               2,800         2,708
                                             --------
TOTAL U.S. AGENCY MORTGAGE-BACKED BONDS
(Cost $10,697)                                 10,631
                                             --------


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------


CORPORATE OBLIGATIONS--29.7%
Associates Corporation of
   North America
   6.375%, 08/15/98             $ 1,500       $ 1,498
AT&T Capital
   5.970%, 02/27/98               2,255         2,241
Bear Stearns
   6.875%, 10/01/05               1,840         1,773
BHP Financial Limited
   5.625%, 11/01/00               1,730         1,650
Coastal
   8.125%, 09/15/02               1,370         1,425
Colonial National Bank
   7.000%, 08/01/03               1,595         1,565
Conseco
   10.500%, 12/15/04              1,085         1,199
CSR America
   6.875%, 07/21/05               1,670         1,620
Dean Witter Discover
   6.000%, 03/01/98               1,250         1,242
Fleet Financial Group
   7.180%, 07/09/97                 160           162
Fletcher Challenge
   7.750%, 06/20/06               1,700         1,721
Ford Motor Credit
   6.800%, 08/15/97               1,000         1,008
Great Lakes Power
   8.900%, 12/01/99                 990         1,042
H.F. Ahmanson
   6.000%, 03/27/97               1,500         1,501
ITT
   6.750%, 11/15/05               1,530         1,457
John Deere Capital
   4.625%, 09/02/96               1,500         1,497
Lehman Brothers Holdings
   8.750%, 03/15/05               2,000         2,140
MBNA America Bank
   7.250%, 09/15/02               1,080         1,084
Merrill Lynch
   6.000%, 01/15/01               2,000         1,925
Morgan Stanley Group
   5.625%, 03/01/99               1,000           975
Nabisco
   6.850%, 06/15/05               1,425         1,357
Noranda
   8.125%, 06/15/04               1,350         1,401
Norwest Financial
   6.250%, 02/15/97               1,500         1,504
Paine Webber Group
   6.630%, 09/17/97                 160           161
   9.250%, 12/15/01               2,205         2,379
Penn Power and Light
   7.750%, 05/01/02               1,280         1,317
Santander Financial Issuances
   7.875%, 04/15/05               1,625         1,668
Security Pacific
   11.500%, 11/15/00              1,955         2,285
System Energy Resources
   10.500%, 09/01/96                725           730
Time Warner
   7.750%, 06/15/05               1,645         1,608


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                  [] COREFUND FIXED INCOME FUNDS



-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
Transcont Gas
   8.125%, 01/15/97             $ 1,055       $ 1,067
United Air Lines
   6.750%, 12/01/97               2,435         2,432
USX
   9.625%, 08/15/03               1,490         1,663
                                            ---------
TOTAL CORPORATE OBLIGATIONS
(Cost $48,648)                                 48,297
                                            ---------


ASSET-BACKED SECURITIES--19.6%
Aames Mortgage Trust,
   Ser 96-B A1B
   7.275%, 05/15/20               2,100         2,114
American Express Master
   Trust, Ser 94-1A
   7.150%, 08/15/99               1,000         1,014
Banc One Credit Card Master
   Trust, Ser 94-A
   7.150%, 12/15/98               1,675         1,686
Case Equipment Loan Trust,
   Ser 95-B A2
   5.950%, 09/15/00                 760           760
Contimortgage Home Equity
   Loan Trust, Ser 96-1 A2
   5.580%, 01/15/11               1,999         1,956
Contimortgage Home Equity
   Loan Trust, Ser 95-4 A7
   6.950%, 01/15/14               1,350         1,271
Delta Funding Home Equity Loan
   Trust, Ser 96-1 A4
   7.230%, 06/25/11               1,520         1,528
Equicredit Home Equity Loan
   Trust, Ser 96-1 A3
   6.190%, 12/15/10               1,450         1,372
Equivantage Home Loan Trust,
   Ser 96-1 A1
   6.550%, 04/01/27               1,247         1,215
Money Store Home Equity Trust,
   Ser 93-B
   5.400%, 08/15/05               2,796         2,701
Money Store Home Equity Trust,
   Ser 96-A A7
   7.360%, 03/15/24               1,365         1,359
Money Store Home Equity Trust,
   Ser 96-B A7
   7.550%, 06/15/20               3,000         3,026


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
Premier Auto Trust, Ser 94-4
   6.450%, 05/02/98             $ 1,625       $ 1,631
Premier Auto Trust, Ser 95-1 A4
   7.850%, 02/04/98               2,870         2,912
Sears Credit Account Master
   Trust, Ser 95-3 A
   7.000%, 10/15/04               3,000         3,039
Standard Credit Card Master
   Trust, Ser 95-6 A
   6.750%, 06/07/00               2,000         2,014
Union Acceptance, Ser 96-A
   5.400%, 04/07/03               2,356         2,321
                                            ---------
TOTAL ASSET-BACKED SECURITIES
(Cost $32,053)                                 31,919
                                            ---------
TOTAL INVESTMENTS -- 99.7%
(Cost $163,091)                              $162,395
                                            ---------
OTHER ASSETS AND LIABILITIES,
   NET -- 0.3%                                    508
                                            ---------
NET ASSETS:
Portfolio Shares - Class Y ($0.001 par
   value - 100 million authorized) based on
   16,370,741 outstanding shares              162,813
Portfolio Shares - Class A ($0.001 par
value - 100 million authorized) based on
   313,718 outstanding shares                   3,711
Accumulated Net Realized Loss on
   Investments                                 (2,925)
Net Unrealized Depreciation on
   Investments                                   (696)
                                             --------
TOTAL NET ASSETS -- 100.0%                   $162,903
                                             ========
NET ASSET VALUE & REDEMPTION PRICE
   PER SHARE
     CLASS Y                                    $9.76
                                             ========
     CLASS A                                    $9.76
                                             ========


CMO -- COLLATERALIZED MORTGAGE OBLIGATION
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
AS OF
JUNE 30, 1996
GOVERNMENT INCOME FUND


[GRAPHIC OMITTED]

Pie Chart -- Shown is a pie chart depicting the industry classification for the Government Income Fund. The following represent the plot points for the chart:
Industry Classification              % of Total Portfolio Investment
US Agency Backed Bonds               8
US Government Backed Bonds           76
U.S. Treasury Obligations            16


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------


U.S. GOVERNMENT MORTGAGE-BACKED
BONDS -- 74.3%
GNMA
   8.000%, 09/15/09              $  730        $  748
   8.000%, 02/15/22                 377           381
   8.000%, 09/15/22                  60            60
   8.000%, 10/15/22                 276           279
   8.000%, 11/15/22                 474           479
   7.000%, 04/15/23                 382           367
   7.500%, 08/15/23               1,340         1,325
   6.500%, 11/15/23                 478           446
   6.500%, 12/15/23               1,923         1,791
   7.000%, 01/15/24                 931           893
   8.000%, 05/15/25                 846           854
   6.500%, 12/15/25               1,004           935
   7.500%, 02/15/26                 493           487
   7.000%, 03/15/26                 598           574
   8.000%, 05/15/26                 989           998
   8.000%, 06/15/26                 700           706
                                              -------
TOTAL U.S. GOVERNMENT
MORTGAGE-BACKED BONDS
(Cost $11,556)                                 11,323
                                              -------


U.S. AGENCY MORTGAGE-BACKED BONDS -- 7.4%
FHLMC
   6.000%, 05/01/08                 374           354
FNMA
   7.000%, 10/01/22                 795           766
                                              -------
TOTAL U.S. AGENCY MORTGAGE-BACKED BONDS
(Cost $1,176)                                   1,120
                                              -------


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------


U.S. TREASURY OBLIGATIONS -- 15.1%
U.S. Treasury Bond
   6.875%, 08/15/25              $  750        $  742
U.S. Treasury Notes
   5.875%, 04/30/98               1,000           996
   5.625%, 02/28/01                 250           242
   6.500%, 05/31/01                 320           320
                                              -------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $2,395)                                   2,300
                                              -------
TOTAL INVESTMENTS -- 96.8%
(Cost $15,127)                                 14,743
                                              -------
OTHER ASSETS AND LIABILITIES,
   NET -- 3.2%                                    487
                                              -------
NET ASSETS:
Portfolio Shares - Class Y ($0.001 par
   value - 100 million authorized) based
   on 1,449,067 outstanding shares             14,474
Portfolio Shares - Class A ($0.001 par
value - 100 million authorized) based
   on 133,706 outstanding shares                1,369
Accumulated Net Realized Loss on
   Investments                                   (229)
Net Unrealized Depreciation on Investments       (384)
                                              -------
TOTAL NET ASSETS -- 100.0%                    $15,230
                                              =======
NET ASSET VALUE & REDEMPTION PRICE
   PER SHARE
     CLASS Y                                    $9.62
                                              =======
     CLASS A                                    $9.62
                                              =======


FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL
MORTGAGE CORPORATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE CORPORATION
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                  [] COREFUND FIXED INCOME FUNDS


BOND FUND


[GRAPHIC OMITTED]

Pie Chart -- Shown is a pie chart depicting the industry classification for the Bond Fund. The following represent the plot points for the chart:
Industry Classification             % of Total Portfolio Investment
US Agency Backed Bonds              21
US Government Backed Bonds          4
U.S. Treasury Obligations           34
Cash Equivalents                    4
Corporate Bonds                     37


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
U.S. TREASURY OBLIGATIONS--33.2%
U.S. Treasury Bonds
   8.750%, 05/15/17             $ 1,850       $ 2,194
   8.000%, 11/15/21               2,090         2,324
   7.625%, 02/15/25               2,775         2,993
   6.875%, 08/15/25                 150           148
U.S. Treasury Notes
   6.000%, 12/31/97               2,650         2,651
   6.000%, 05/31/98               1,940         1,936
   9.250%, 08/15/98               4,800         5,090
   8.875%, 11/15/98               4,015         4,247
   8.875%, 02/15/99              11,255        11,955
   7.125%, 09/30/99               3,475         3,551
   7.750%, 11/30/99               3,150         3,280
   7.750%, 01/31/00                 503           524
   7.125%, 02/29/00               8,680         8,879
   6.375%, 03/31/01               4,075         4,056
   7.500%, 11/15/01               6,975         7,282
   7.500%, 02/15/05               4,985         5,243
                                            ---------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $66,790)                                 66,353
                                            ---------


U.S. GOVERNMENT MORTGAGE-BACKED BONDS--24.5%
FHLMC
   6.750%, 03/15/07               1,925         1,907
   7.500%, 01/01/08               3,473         3,490
   6.250%, 11/15/08               1,725         1,705
   6.000%, 02/15/16               2,705         2,673
FNMA
   6.500%, 07/01/10               3,406         3,294
   6.500%, 09/01/10               3,881         3,753
   7.500%, 06/01/11               2,699         2,712
   7.500%, 06/01/11               1,759         1,767
   6.750%, 01/25/16               1,740         1,730
   6.500%, 03/25/19               1,660         1,617
   8.500%, 01/25/20               1,836         1,909
   6.750%, 06/25/20               3,180         3,076
   7.000%, 05/01/23               3,710         3,569


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
   7.500%, 08/01/25             $ 3,215       $ 3,174
   7.500%, 09/01/25               4,757         4,695
GNMA
   7.500%, 12/15/25               7,995         7,881
                                            ---------
TOTAL U.S. GOVERNMENT
MORTGAGE-BACKED BONDS
(Cost $49,251)                                 48,952
                                            ---------


ASSET-BACKED SECURITIES--8.4%
Aames Mortgage Trust,
   Series 96-B A1B
   7.275%, 05/15/20               2,374         2,390
Advanta Mortgage Loan Trust,
   Series 96-2 A5
   8.080%, 06/25/27               2,240         2,240
Contimortgage Home Equity
   Loan Trust, Series 95-4 A7
   6.950%, 01/15/14               1,900         1,788
Delta Funding Home Equity
   Loan Trust, Series 96-1 A4
   7.230%, 06/25/11               2,020         2,030
Equicredit Home Equity Loan
   Trust, Series 96-1 A3
   6.190%, 12/15/10               2,025         1,916
Equivantage Home Equity Loan
   Trust, Series 96-1 A1
   6.550%, 04/01/27               1,801         1,755
Money Store Home Equity
   Trust, Series 96-A A7
   7.360%, 03/15/24               1,575         1,568
Money Store Home Equity
   Trust, Series 96-B A7
   7.550%, 06/15/20               3,000         3,026
                                            ---------
TOTAL ASSET-BACKED SECURITIES
(Cost $16,888)                                 16,713
                                            ---------

NON-AGENCY MORTGAGE-BACKED BONDS--2.5%
GE Capital Mortgage Services,
   Series 94-2 A4 (CMO)
   6.000%, 01/25/09               2,680         2,606
Prudential Home Mortgage
   Securities, Series 94-29
   A5 (CMO)
   7.000%, 10/25/24               2,595         2,467
                                            ---------
TOTAL NON-AGENCY MORTGAGE-BACKED BONDS
(Cost $5,094)                                   5,073
                                            ---------


CORPORATE BONDS--26.2%
Advanta
   7.000%, 05/01/01               1,940         1,918
American Stores
   8.000%, 06/01/26               2,110         2,115
Arco Chemical
   10.250%, 11/01/10              1,990         2,497
AT&T Capital
   5.970%, 02/27/98               2,210         2,196


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS

AS OF
JUNE 30, 1996

BOND FUND (CONCLUDED)

-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
Boise Cascade
   7.350%, 02/01/16             $ 1,175       $ 1,081
Coastal
   10.250%, 10/15/04              1,940         2,267
Conseco
   10.500%, 12/15/04              2,055         2,271
CSR Finance
   7.700%, 07/21/25               1,815         1,786
Donaldson Lufkin & Jenrette
   6.875%, 11/01/05               1,725         1,647
Fletcher Challenge Capital
   8.250%, 06/20/16               2,000         2,027
Great Lakes Power
   8.900%, 12/01/99                 750           789
H.F. Ahmanson
   6.000%, 03/27/97               1,900         1,901
ITT
   7.375%, 11/15/15               3,570         3,365
Lehman Brothers Holdings
   8.750%, 03/15/05               1,650         1,766
MBNA
   7.250%, 09/15/02               1,745         1,752
Midland Bank
   6.950%, 03/15/11               2,045         1,925
Nabisco
   7.550%, 06/15/15               1,845         1,771
NationsBank
   9.375%, 09/15/09               1,090         1,255
Noranda
   8.125%, 06/15/04               1,940         2,013
Paine Webber Group
   9.250%, 12/15/01               2,635         2,843
Quebec Province
   7.500%, 07/15/23               2,085         1,989
Royal Bank of Scotland
   6.375%, 02/01/11               1,870         1,674
Santander Fin Issuances
   6.375%, 02/15/11               1,955         1,740
Smurfit Capital Funding
   7.500%, 11/20/25               1,975         1,834
System Energy Resources
   10.500%, 09/01/96              1,020         1,026
Time Warner
   9.125%, 01/15/13               1,550         1,628
Tosco
   7.625%, 05/15/06               1,410         1,399
USX
   9.375%, 05/15/22               1,800         1,978
                                            ---------
TOTAL CORPORATE BONDS
(Cost $53,633)                                 52,453
                                            ---------


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------


REPURCHASE AGREEMENT -- 4.1%
Sanwa Bank
   5.40%, dated 06/28/96, matures
   07/01/96, repurchase price
   $8,183,681 (collateralized by
   various U.S. Treasury Notes,
   ranging in par value $1,865,000-
   $6,455,000, 5.375%-5.875%,
   07/31/97-11/30/97; total market
   value $8,340,539)             $8,180       $ 8,180
                                            ---------
TOTAL REPURCHASE AGREEMENT
(Cost $8,180)                                   8,180
                                            ---------
TOTAL INVESTMENTS -- 98.9%
(Cost $199,838)                               197,724
                                            ---------
OTHER ASSETS AND LIABILITIES,
   NET -- 1.1%                                  2,154
                                            ---------
NET ASSETS:
     Portfolio Shares - Class Y ($0.001 par
        value - 1 billion authorized) based
        on 19,575,777 outstanding shares      201,684
     Portfolio Shares - Class A ($0.001 par
        value - 1 billion authorized) based
        on 125,414 outstanding shares           1,330
     Accumulated Net Realized Loss on
       Investments                             (1,022)
     Net Unrealized Depreciation on
       Investments                             (2,114)
                                             ---------
TOTAL NET ASSETS -- 100.0%                    $199,878
                                             =========
NET ASSET VALUE & REDEMPTION PRICE
   PER SHARE
     CLASS Y                                    $10.15
                                             =========
     CLASS A                                    $10.15
                                             =========


(CMO) -- COLLATERALIZED MORTGAGE OBLIGATION
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE
OF
INVESTMENTS

                                                  [] COREFUND FIXED INCOME FUNDS

AS OF
JUNE 30, 1996

GLOBAL BOND FUND

[GRAPHIC OMITTED]

Pie Chart -- Shown is a pie chart depicting the security classification for the Global Bond Fund. The following represent the plot points for the chart:
Industry Classification           % of Total Portfolio Investment
United States                     30
Portugal                          5
New Zealand                       5
Netherlands                       9
Austraila                         10
Denmark                           12
France                            8
Germany                           19
Ireland                           2



-------------------------------------------------------
DESCRIPTION                 PAR (000)(1)    VALUE (000)
-------------------------------------------------------

FOREIGN BONDS -- 65.5%
AUSTRALIA -- 9.7%
Australian Government
   8.750%, 01/15/01              $2,245       $ 1,777
New South Wales Treasury
   12.000%, 12/01/01              1,600         1,428
                                              -------
                                                3,205
                                              -------
DENMARK -- 11.4%
Kingdom of Denmark
   8.000%, 03/15/06              10,030         1,780
   8.000%, 05/15/03              10,958         1,986
                                              -------
                                                3,766
                                              -------
FRANCE -- 7.9%
Electric de France
   7.500%, 05/11/12               3,950           812
Government of France OAT
   7.500%, 04/25/05               6,028         1,257
Kansai Electric Power
   7.000%, 08/04/03               2,700           546
                                              -------
                                                2,615
                                              -------
GERMANY -- 17.0%
Bundesrepublic
   7.375%, 01/03/05               5,765         4,006
   6.250%, 01/04/24                 450           262
World Bank
   7.125%, 04/12/05               1,980         1,355
                                              -------
                                                5,623
                                              -------
IRELAND -- 1.9%
Government of Ireland
   9.250%, 07/11/03                 356           634
                                              -------


-------------------------------------------------------
DESCRIPTION                 PAR (000)(1)    VALUE (000)
-------------------------------------------------------
NETHERLANDS -- 8.7%
LKB Baden-Wuerttemburg
   5.750%, 02/10/04              $2,420       $ 1,369
Kingdom of Netherlands
   8.250%, 09/15/07               2,096         1,387
   7.500%, 01/15/23                 215           133
                                              -------
                                                2,889
                                              -------
NEW ZEALAND -- 4.6%
Government of New Zealand
   8.000%, 02/15/01               2,336         1,541
                                              -------
PORTUGAL -- 4.3%
Republic of Portugal
   7.700%, 06/07/05           FRF 6,910         1,439
                                              -------
TOTAL FOREIGN BONDS
(Cost $21,506)                                 21,712
                                              -------


U.S. TREASURY OBLIGATIONS -- 28.3%
U.S. Treasury Notes
   7.750%, 11/30/99             $ 1,510         1,573
   4.750%, 09/30/98               6,800         6,602
   6.875%, 07/31/99               1,180         1,198
                                              -------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $9,453)                                   9,373
                                              -------


DEBT OPTIONS -- 0.3%
Bundrepublic 7.375% Put,
   strike 105.39*                 7,300            46
Government of France OAT
   7.5% Put, strike 106.7*       23,000            56
                                              -------
TOTAL DEBT OPTIONS
(Cost $147)                                       102
                                              -------


CURRENCY OPTIONS -- 0.7%
Deutsche Mark Call, strike 1.525  6,700           122
Deutsche Mark Call, strike 1.5141 8,500           125
                                              -------
TOTAL CURRENCY OPTIONS
(Cost $278)                                       247
                                              -------
TOTAL INVESTMENTS -- 94.8%
(Cost $31,384)                                $31,434
                                              =======


* NON-INCOME PRODUCING SECURITY
FRF -- FRENCH FRANCS
(1) IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
AS OF
JUNE 30, 1996

INTERMEDIATE MUNICIPAL BOND FUND


[GRAPHIC OMITTED]

Pie Chart -- Shown is a pie chart depicting the industry classification for the Intermediate Municipal Fund. The following represent the plot points for the chart:
Industry Classification         % of Total Portfolio Investment
Cash Equivalents                5
Pre-Refunded Securities         15
General Obligations             35
Revenue Bonds                   45



-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------


MUNICIPAL BONDS--92.3%
FLORIDA -- 3.6%
Jacksonville, Florida Electric
   Authority Revenue Bond,
   Series 3-A
   5.200%, 10/01/02                $ 50        $   51
                                              -------
GEORGIA -- 3.6%
De Kalb County, Georgia Health
   Facilities GO
   5.300%, 01/01/03                  50            51
                                              -------
HAWAII -- 3.5%
Hawaii State GO
   5.200%, 06/01/04                  50            50
                                              -------
MARYLAND -- 3.6%
Maryland State Health & Higher
   Education Facilities Authority
   Revenue Bond for Johns
   Hopkins Project
   5.125%, 07/01/03                  50            51
                                              -------
MASSACHUSETTS -- 3.6%
Massachusetts Bay Transportation
   Authority Revenue Bond, Series A
   5.300%, 03/01/05                  50            51
                                              -------
MICHIGAN -- 7.1%
Grand Haven, Michigan Electric
   Revenue Bond (MBIA)
   5.000%, 07/01/04                 100           100
                                              -------
NEW JERSEY -- 3.6%
Burlington County, New Jersey
   Community Bridge Systems
   Revenue Bond, Callable
   10/01/03 at 101 (CG)
   5.050%, 10/01/04                  50            51
                                              -------


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
OREGON -- 3.5%
Umatilla County, Oregon Franciscan
   Health Systems Revenue
   Bond (A) (SG)
   3.650%, 12/01/24                $ 50        $   50
                                              -------
PENNSYLVANIA -- 58.4%
Allegheny County Revenue Bond
   for Pennsylvania Community
   College Project, Series A (CG)
   4.375%, 07/15/02                 100            95
Allegheny County, Pennsylvania,
   Series C-33, GO
   7.450%, 02/15/98                  50            52
Bethlehem, Pennsylvania School
   District GO (FGIC)
   4.800%, 09/01/01                  50            50
Governor Mifflin, Pennsylvania
   School District GO (AMBAC)
   4.850%, 11/15/01                  50            50
Luzerne County, Pennsylvania,
   Series A, GO, Callable 09/15/00
   at 100 (FGIC)
   5.850%, 09/15/02                  50            52
Pennsylvania State Higher Education
   Facilities Authority Hospital
   Revenue Bond for Thomas
   Jefferson University Project,
   Pre-refunded 01/01/98 at 102
   8.000%, 01/01/18                  85            91
Pennsylvania State Infrastructure
   Authority Revenue Bond for
   Pennvest Loan Pool Project
   (MBIA)
   6.000%, 09/01/03                  65            69
Pennsylvania State Turnpike
   Commission Revenue Bond,
   Series F, Pre-Refunded 12/01/99
   at 102 (AMBAC)
   7.250%, 12/01/17                  50            55
Pennsylvania State Turnpike
   Commission Revenue Bond,
   Series 1, Pre-Refunded 12/01/01
   at 102 (FGIC)
   7.150%, 12/01/11                  50            56
Pittsburgh, Pennsylvania School
   District, Series A, GO (FGIC)
   4.850%, 09/01/03                 100            99
Reading, Pennsylvania Parking
   Authority Revenue Bond (MBIA)
   4.950%, 11/15/02                  50            50
Wallenpaupack, Pennsylvania Area
   School District, Series C, GO,
   Callable 09/01/00 at 100 (FGIC)
   6.000%, 09/01/03                  50            52
West View, Pennsylvania Municipal
   Water Authority Revenue Bond
   (FGIC)
   4.800%, 11/15/06                  60            57
                                              -------
                                                  828
                                              -------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                  [] COREFUND FIXED INCOME FUNDS



-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
TENNESSEE -- 1.8%
Tennessee State, Series B,  GO
   5.900%, 06/01/98                $ 25        $   26
                                              -------
TOTAL MUNICIPAL BONDS
(Cost $1,313)                                   1,309
                                              -------


CASH EQUIVALENT--4.9%
SEI Institutional Tax Free Portfolio  70           70
                                              -------
TOTAL CASH EQUIVALENT
(Cost $70)                                         70
                                              -------
TOTAL INVESTMENTS -- 97.2%
(Cost $1,383)                                   1,379
                                              -------
OTHER ASSETS AND LIABILITIES,
   NET -- 2.8%                                     39
                                              -------
NET ASSETS:
Portfolio Shares - Class Y ($0.001 par
   value - 100 million authorized) based on
   40,637 outstanding shares                      441
Portfolio Shares - Class A ($0.001 par
   value - 100 million authorized) based on
   102,290 outstanding shares                   1,058


-------------------------------------------------------
DESCRIPTION                                 VALUE (000)
-------------------------------------------------------
Accumulated Net Realized Loss on
   Investments                                  $ (77)
Net Unrealized Depreciation on
   Investments                                     (4)
                                               -------
TOTAL NET ASSETS -- 100.0%                      $1,418
                                               =======
NET ASSET VALUE & REDEMPTION PRICE
   PER SHARE
     CLASS Y                                     $9.92
                                               =======
     CLASS A                                     $9.92
                                               =======


GO -- GENERAL OBLIGATION
(A) VARIABLE RATE SECURITY -- THE RATE SHOWN ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JUNE 30, 1996
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
CG -- COUNTY GUARANTY
FGIC -- FINANCIAL GUARANTY INSURANCE COMPANY
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
SG -- SOCIETE GENERALE
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   STATEMENT
   OF
   NET ASSETS
   AS OF
   JUNE 30, 1996

PENNSYLVANIA MUNICIPAL BOND FUND


[GRAPHIC OMITTED]

Pie Chart -- Shown is a pie chart depicting the industry classification for the Pennsylvania Municipal Bond Fund. The following represent the plot points for the chart:
Industry Classification           % of Total Portfolio Investment
Cash Equivalents                  1
Pre-Refunded Securities           1
General Obligations               33
Revenue Bonds                     65


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------

MUNICIPAL BONDS -- 97.9%
PENNSYLVANIA -- 97.9%
Allegheny County, Pennsylvania
   GO, Series C-43, Callable
   09/15/04 at 100 (MBIA)
   5.875%, 09/15/10                $ 60        $   61
   5.875%, 09/15/13                 100           101
Allegheny County, Pennsylvania
   Hospital Development Authority
   Revenue Bond for Mercy Hospital
   of Pittsburgh (AMBAC)
   6.450%, 04/01/01                 200           213
Allegheny County, Pennsylvania
   Hospital Development Authority
   Revenue Bond for Montefiore
   Hospital Association
   5.800%, 10/01/03                 140           143
Allegheny County, Pennsylvania
   Hospital Development Authority
   Revenue Bond for Presbyterian
   Health Center, Series B, Callable
   11/01/02 at 102 (MBIA)
   6.000%, 11/01/12                  25            25
Allegheny County, Pennsylvania
   Redevelopment Authority
   Revenue Bond for Home
   Improvement Loan Project,
   Series A, Callable 02/01/04
   at 102 (FHA)
   5.700%, 02/01/07                  15            15
Allegheny County, Pennsylvania
   Sanitation Authority Sewer
   Revenue Bond, Series B,
   Callable 06/01/99 at 100 (FGIC)
   7.450%, 12/01/09                 130           141


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
Berks County, Pennsylvania
   Revenue Bond for Reading
   Hospital & Medical Center,
   Series B, Callable 10/01/04
   at 102 (MBIA)
   5.600%, 10/01/06                $ 65        $   66
Burrell, Pennsylvania School
   District GO (FGIC)
   5.250%, 11/15/10                 215           207
Center City District, Pennsylvania
   Business Improvement
   Assessment Bond, Callable
   12/01/07 at 100 (AMBAC)
   5.600%, 12/01/08                  60            60
Central Bucks, Pennsylvania
   School District GO, Callable
   02/01/01 at 100
   6.600%, 06/01/03                 175           187
Chester County, Pennsylvania
   GO, Series B
   5.625%, 11/15/16                 100            97
Crawford, Pennsylvania Central
   School District GO (FGIC)
   7.000%, 02/15/05                 100           113
Dauphin County, Pennsylvania
   GO (MBIA)
   5.450%, 08/01/07                 200           201
Delaware County, Pennsylvania GO
   7.100%, 12/01/98                 170           172
   5.500%, 10/01/15                  75            73
Delaware County, Pennsylvania
   Revenue Bond for Villanova
   University (AMBAC)
   5.400%, 08/01/08                 200           198
Dover Township, Pennsylvania
   Sewer Authority Revenue Bond
   6.250%, 05/01/12                  20            21
Elizabethtown, Pennsylvania Area
   School District GO (MBIA)
   5.125%, 09/01/09                 265           257
Erie County, Pennsylvania Prison
   Authority Revenue Bond (MBIA)
   5.850%, 11/01/96                 100           101
Hampden Township, Pennsylvania
   Sewer Authority Special
   Obligation Bond, Callable
   10/01/96 at 100
   5.350%, 04/01/03                 130           132
Hempfield, Pennsylvania School
   District GO
   5.300%, 10/15/14                 250           234
Lower Burrell, Pennsylvania City
   Municipal Sewer Authority
   Revenue Bond (AMBAC)
   5.125%, 02/01/16                 250           230
Lower Merion Township,
   Pennsylvania GO, Callable
   08/01/02 at 100
   5.625%, 08/01/05                 100           103


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                  [] COREFUND FIXED INCOME FUNDS


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
Manheim, Pennsylvania Central
   School District GO, Callable
   05/15/04 at 100 (FGIC)
   6.100%, 05/15/14                $100        $  101
Millcreek Township, Pennsylvania
   Sewer Authority Revenue Bond,
   Callable 11/01/99 at 100 (MBIA)
   6.000%, 11/01/06                 150           157
Montgomery County,
   Pennsylvania GO,
   Callable 10/15/03 at 100
   5.750%, 10/15/11                 175           176
Montgomery County, Pennsylvania
   Higher Education and Health
   Authority Revenue Bond for
   Abington Memorial Hospital,
   Series A (AMBAC)
   5.125%, 06/01/14                 250           228
Nazareth, Pennsylvania Area School
   District GO, Callable 05/15/02
   at 100 (AMBAC)
   5.500%, 11/15/12                 200           195
North Wales, Pennsylvania Water
   Authority Revenue Bond
   6.750%, 11/01/10                 100           112
Northampton County, Pennsylvania
   Higher Education Authority
   Revenue Bond for Lehigh
   University, Series A (MBIA)
   5.750%, 11/15/18                 150           149
Pennsylvania State Convention
   Center Authority Revenue Bond,
   Series A (FGIC)
   6.700%, 09/01/16                  75            83
Pennsylvania State GO,
   Callable 09/01/99 at 100
   6.250%, 09/01/00                 150           153
Pennsylvania State GO, Second Series
   6.000%, 07/01/05                  25            26
Pennsylvania State GO, Series 2
   6.250%, 07/01/11                  60            64
Pennsylvania State Higher Education
   Facilities Authority Health Services
   Revenue Bond for Allegheny/
   Delaware Valley, Series A (MBIA)
   5.500%, 11/15/08                 400           398
Pennsylvania State Higher Education
   Facilities Authority Revenue Bond
   Callable 12/15/02 at 100 (AMBAC)
   6.000%, 12/15/09                 225           231
Pennsylvania State Higher Education
   Facilities Authority Revenue Bond
   for Allegheny General Hospital,
   Series A
   6.300%, 09/01/97                 200           204
Pennsylvania State Higher Education
   Facilities Authority Revenue Bond
   for Health Services, Series A,
   Callable 01/01/04 at 102
   6.000%, 01/01/10                 100           103


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
Pennsylvania State Higher Education
   Facilities Authority Revenue Bond
   for Thomas Jefferson University,
   Series A, Callable 07/01/99 at 102
   6.000%, 07/01/19                $150        $  151
Pennsylvania State Higher Education
   Facilities Authority Revenue Bond
   for University of Pennsylvania,
   Series B
   5.700%, 01/01/11                 150           149
   5.850%, 09/01/13                 100           100
Pennsylvania State Housing Finance
   Agency Revenue Bond, Series C
   6.400%, 07/01/12                 300           303
Pennsylvania State Industrial
   Development Authority Revenue
   Bond (AMBAC)
   6.000%, 01/01/05                  25            26
   5.800%, 07/01/09                 250           255
   6.000%, 01/01/12                 100           102
Pennsylvania State Infrastructure
   Investment Authority Revenue
   Bond for Pennvest Loan
   Pool (MBIA)
   6.000%, 09/01/04                 400           424
Pennsylvania State Turnpike
   Commission Revenue Bond,
   Series O, Callable 12/01/02
   at 102 (FGIC)
   5.900%, 12/01/08                 125           127
Pennsylvania State Turnpike
   Commission Revenue Bond,
   Series P
   5.100%, 12/01/99                 250           254
   5.350%, 12/01/01                 250           256
   5.800%, 12/01/06                  75            78
Pennsylvania State University
   Revenue Bond
   5.200%, 03/01/98                 250           253
Pennsylvania State University
   Revenue Bond, Callable
   03/01/04 at 100
   6.150%, 03/01/05                 185           196
Philadelphia, Pennsylvania Gas
   Works Revenue Bond,
   Series 15 (MBIA)
   4.600%, 08/01/03                 250           241
Philadelphia, Pennsylvania
   Hospitals and Higher Education
   Facilities Authority Revenue
   Bond for Pennsylvania Hospital,
   Series A (FGIC)
   5.250%, 02/15/14                 250           232
Pittsburgh, Pennsylvania GO,
   Series D, Callable 09/01/02
   at 102 (AMBAC)
   6.125%, 09/01/17                  25            26

   STATEMENT
   OF
   NET ASSETS
   AS OF
   JUNE 30, 1996

PENNSYLVANIA MUNICIPAL BOND FUND (CONCLUDED)

-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
Pittsburgh, Pennsylvania Higher
   Education Authority Revenue
   Bond for University Capital
   Project, Series A, Callable
   06/01/02 at 102 (MBIA)
   6.125%, 06/01/21                $115        $  118
Radnor Township, Pennsylvania GO,
   Callable 05/01/06 at 100
   5.250%, 11/01/16                 200           186
Rose Tree/Media, Pennsylvania
   School District GO (FGIC)
   5.350%, 02/15/10                 150           147
Scranton-Lackawanna, Pennsylvania
   Health and Welfare Authority
   Revenue Bond for University
   of Scranton, Series A
   6.150%, 03/01/03                 150           156
Seneca Valley, Pennsylvania GO
   5.850%, 02/15/15                 105           104
Wayne County, Pennsylvania
   Housing Authority Revenue
   Bond for Section 8 Assisted
   Project (MBIA)
   5.350%, 10/01/07                 190           185
York, Pennsylvania City School
   District GO, Callable 03/01/03
   at 100 (FGIC)
   5.600%, 03/01/07                  75            76
                                              -------
TOTAL MUNICIPAL BONDS
(Cost $9,658)                                   9,676
                                              -------


CASH EQUIVALENT -- 0.9%
SEI Institutional
   Tax Free Portfolio                85            85
                                              -------
TOTAL CASH EQUIVALENT
(Cost $85)                                         85
                                              -------
TOTAL INVESTMENTS -- 98.8%
(Cost $9,743)                                   9,761
                                              -------
OTHER ASSETS AND LIABILITIES,
   NET -- 1.2%                                    122
                                              -------


-------------------------------------------------------
DESCRIPTION                                 VALUE (000)
-------------------------------------------------------
NET ASSETS:
Portfolio Shares - Class Y ($0.001 par
   value - 100 million authorized) based on
   869,658 outstanding shares                  $8,982
Portfolio Shares - Class A ($0.001 par
value - 100 million authorized) based on
   97,222 outstanding shares                    1,000
Accumulated Net Realized Loss on
   Investments                                   (117)
Net Unrealized Appreciation on
   Investments                                     18
                                              -------
TOTAL NET ASSETS -- 100.0%                     $9,883
                                              =======
NET ASSET VALUE & REDEMPTION PRICE
   PER SHARE
     CLASS Y                                   $10.22
                                              =======
     CLASS A                                   $10.22
                                              =======


AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
FGIC -- FINANCIAL GUARANTY INSURANCE COMPANY
FHA -- FEDERAL HOUSING AGENCY
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
GO -- GENERAL OBLIGATION
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE
OF
INVESTMENTS

                                                  [] COREFUND FIXED INCOME FUNDS

AS OF
JUNE 30, 1996

NEW JERSEY MUNICIPAL BOND FUND

[GRAPHIC OMITTED]

Pie Chart -- Shown is a pie chart depicting the industry classification for the New Jersey Municipal Bond Fund. The following represent the plot points for the chart:
Industry Classification              % of Total Portfolio Investment
Cash Equivalents                     5
General Obligations                  44
Revenue Bonds                        51




-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------


MUNICIPAL BONDS -- 83.6%
NEW JERSEY -- 68.2%
Bayonne, New Jersey GO (FGIC)
   5.900%, 05/01/08                $150        $  154
Cherry Hill Township,
   New Jersey GO
   5.900%, 06/01/05                  50            53
Flemington-Raritan, New Jersey
   Regional School District GO
   5.700%, 05/01/06                  50            51
Marlboro Township, New Jersey
   GO (FGIC)
   5.500%, 07/15/09                  40            40
Millburn Township, New Jersey GO
   5.350%, 07/15/12                 100            99
Monmouth County, New Jersey
   Improvement Authority
   Revenue Bond (CG)
   6.625%, 12/01/05                  40            43
New Jersey Health Care Facilities
   Finance Authority Revenue Bond
   for Bridgeton Hospital Association,
   Series B
   6.000%, 07/01/13                  50            51
New Jersey Health Care Facilities
   Finance Authority Revenue Bond
   for Burlington County Memorial
   Hospital Project
   6.000%, 07/01/12                  50            51
New Jersey State Economic
   Development Authority Revenue
   Bond for Peddie School Project,
   Series A
   5.400%, 02/01/06                  50            51


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
New Jersey State Economic
   Development Authority Revenue
   Bond for Rutgers State University
   (AMBAC)
   6.125%, 07/01/24                $ 55        $   56
New Jersey State Educational
   Facilities Authority Revenue
   Bond for University of Medicine
   and Dentistry, Series  B (AMBAC)
   5.250%, 12/01/13                  60            56
New York & New Jersey States Port
   Authority Revenue Bond,
   Eighty-First Series
   5.700%, 08/01/07                  50            51
North Brunswick Township,
   New Jersey GO
   6.125%, 05/15/04                  24            26
North Brunswick Township,
   New Jersey GO,
   Callable 02/01/05 at 100
   6.300%, 02/01/12                 150           158
Secaucus, New Jersey Sewer
   Authority Revenue Bond, Series A
   6.100%, 12/01/10                  60            63
South Monmouth, New Jersey Sewer
   Authority Revenue Bond (MBIA)
   5.550%, 01/15/06                  50            51
West Windsor Township, New Jersey
   Parking Authority Revenue Bond
   6.100%, 12/01/12                  50            52
                                              -------
                                                1,106
                                              -------
OREGON -- 3.1%
Umatilla County, Oregon Hospital
   Facilities Authority Revenue Bond
   for Franciscan Health Systems
   Project, Series B (A)  (TD)
   3.650%, 12/01/24                  50            50
                                              -------
VIRGINIA -- 12.3%
Peninsula Ports Authority of
   Virginia Revenue Bond for
   Dominion Terminal Project,
   Series C (A) (NW)
   3.600%, 07/01/16                 200           200
                                              -------
TOTAL MUNICIPAL BONDS
(Cost $1,333)                                   1,356
                                              -------


CASH EQUIVALENT -- 4.6%
SEI Institutional
   Tax Free Portfolio                75            75
                                              -------
TOTAL CASH EQUIVALENT
(Cost $75)                                         75
                                              -------
TOTAL INVESTMENTS -- 88.2%
(Cost $1,408)                                  $1,431
                                              =======


GO -- GENERAL OBLIGATION
(A) VARIABLE RATE SECURITY -- THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JUNE 30, 1996.
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
CG -- COUNTY GUARANTY
FGIC -- FINANCIAL GUARANTY INSURANCE COMPANY
TD -- TORONTO DOMINION BANK
NW -- NATIONAL WESTMINSTER
MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      [This page intentionally left blank.]

STATEMENT OF ASSETS AND LIABILITIES
(000)

                                                  [] COREFUND FIXED INCOME FUNDS

FOR THE PERIOD
ENDED
JUNE 30, 1996

                                                                                 ---------  --------------
                                                                                  GLOBAL      NEW JERSEY
                                                                                 BOND FUND  MUNICIPAL FUND
                                                                                 ---------  --------------
ASSETS:
     Investments at Market Value (Cost $31,384, $1,408, respectively)             $ 31,434    $  1,431
     Cash                                                                            1,192          79
     Foreign Currency (Cost $328)                                                      328        --
     Receivable for Accrued Interest                                                   691          20
     Other Assets                                                                       88         103
                                                                                  --------    --------
       Total Assets                                                                 33,733       1,633
                                                                                  --------    --------
LIABILITIES:
     Income Distribution Payable                                                       554           5
     Other Liabilities                                                                  29           7
                                                                                  --------    --------
       Total Liabilities                                                               583          12
                                                                                  --------    --------
NET ASSETS:
     Portfolio Shares--Class Y ($0.001 Par Value--25 million authorized) based on 3,402,528 outstanding shares, and ($0.001 Par Value --100 million authorized)
       based on 130,650 outstanding shares, respectively                            33,829       1,278
     Portfolio Shares-- Class A ($0.001 Par Value--25 million authorized) based on 15,642 outstanding shares, and ($0.001 Par Value--100 million authorized)
       based on 30,193 outstanding shares, respectively                                156         310
     Accumulated Net Realized Gain (Loss) on Investments                              (990)         10
     Net Unrealized Appreciation on Foreign Currency and
       Translation of Other Assets and Liabilities
       Denominated in Foreign Currencies                                                73        --
     Net Unrealized Appreciation on Investments                                         50          23
     Undistributed Net Investment Income                                                32        --
                                                                                  --------    --------
       TOTAL NET ASSETS                                                           $ 33,150    $  1,621
                                                                                  ========    ========
     NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
       CLASS Y                                                                    $   9.70    $  10.08
                                                                                  ========    ========
       CLASS A                                                                    $   9.68    $  10.07
                                                                                  ========    ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
OPERATIONS
(000)
                                                  [] COREFUND FIXED INCOME FUNDS
FOR THE PERIOD
ENDED
JUNE 30, 1996

                                          ---------- ------------ ----------- -------  ------- ------------ ------------ ----------
                                          SHORT TERM    SHORT-                          GLOBAL INTERMEDIATE PENNSYLVANIA NEW JERSEY
                                            INCOME   INTERMEDIATE  GOVERNMENT  BOND     BOND     MUNICIPAL    MUNICIPAL  MUNICIPAL
                                            FUND(3)    BOND FUND  INCOME FUND FUND(3)   FUND     BOND FUND    BOND FUND   BOND FUND
                                          ---------- ------------ ----------- -------  ------- ------------ ------------ ----------
INVESTMENT INCOME
     Interest                              $ 1,286     $ 5,147     $   988    $ 8,920  $ 2,080    $    59     $   244     $    84
                                           -------     -------     -------    -------  -------    -------     -------     -------
       Total Investment income               1,286       5,147         988      8,920    2,080         59         244          84
                                           -------     -------     -------    -------  -------    -------     -------     -------
EXPENSES
     Investment advisory fees                  164         404          72        966      191          6          22           8
     Waiver of investment advisory fees       (108)       (137)        (23)      (509)     (45)        (5)        (22)         (8)
     Administrative fees                        42         202          36        251       80          3          11           4
     Waiver of administrative fees              (6)        (74)        (13)       (34)     (29)        (1)        (11)         (4)
     Transfer agent fees & expenses              5          20           5         41       12          3           5           1
     Custodian fees                           --          --          --          (14)      15       --          --          --
     Professional fees                           5          10           2         23     --           (3)          1        --
     Registration & filing fees                  5           3          11          8        5         (2)       --             2
     12b-1 fees                               --             5           3          2     --            2           1        --
     Taxes--other than income                 --           (13)         (4)      --          2         (1)       --          --
     Printing fees                            --            16           1         (2)       4       --             1        --
     Organizational costs                        3        --             6       --          3         10           1           2
     Miscellaneous                               2          15        --           (7)      (9)         1           1           2
                                           -------     -------     -------    -------  -------    -------     -------     -------
       Total expenses                          112         451          96        725      229         13          10           7
                                           -------     -------     -------    -------  -------    -------     -------     -------
NET INVESTMENT INCOME                        1,174       4,696         892      8,195    1,851         46         234          77
                                           -------     -------     -------    -------  -------    -------     -------     -------
NET  REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS: Net realized gain
     (loss) from:
       Security transactions                   (81)       (987)         31     (1,251)     496       --           (30)         16
       Option transactions                    --          --          --         --       (283)      --          --          --
     Net realized gain on forward foreign
       currency contracts and foreign
       currency transactions                  --          --          --         --        984       --          --          --
     Net unrealized appreciation on
       forward foreign currency contracts
       and translation of other assets
       and liabilities in foreign
       currencies                             --          --          --         --        167       --          --          --
     Net change in unrealized appreciation
       (depreciation) on investments          (170)        156        (414)    (4,687)    (805)        13          36          (8)
                                           -------     -------     -------    -------  -------    -------     -------     -------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                          $   923     $ 3,865     $   509    $ 2,257  $ 2,410    $    59     $   240     $    85
                                           =======     =======     =======    =======  =======    =======     =======     =======
COMPUTATION OF NET ASSET VALUE AND OFFERING
  PRICE - JUNE 30, 1996:
     CLASS Y
     1Net asset value, offer and
       redemption price                    $  9.94     $  9.76     $  9.62    $ 10.15  $  9.70    $  9.92     $ 10.22     $ 10.08
                                           =======     =======     =======    =======  =======    =======     =======     =======
     CLASS A
     1Net asset value, redemption price       9.93        9.76        9.62      10.15     9.68       9.92       10.22       10.07
      Maximum sales charge of 3.25%           0.33        0.33        0.32       0.34     0.33       0.33        0.34        0.34
                                           -------     -------     -------    -------  -------    -------     -------     -------
     2Offering price                       $ 10.26     $ 10.09     $  9.94    $ 10.49  $ 10.01    $ 10.25     $ 10.56     $ 10.41
                                           =======     =======     =======    =======  =======    =======     =======     =======

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
1 NET ASSET VALUE PER SHARE, AS ILLUSTRATED, IS THE AMOUNT WHICH WOULD BE PAID
  UPON THE REDEMPTION OR EXCHANGE OF SHARES.
2 THE OFFER PRICE IS CALCULATED BY DIVIDING THE NET ASSET VALUE OF CLASS A BY 1
  MINUS THE MAXIMUM SALES CHARGE OF 3.25%.
3 DUE TO THE MERGER OF THIS FUND WITH A CONESTOGA FUND, AMOUNTS REPRESENT ACTIVITY
  FOR THE PERIOD NOVEMBER 1, 1995 THROUGH JUNE 30, 1996. PLEASE SEE THE NOTES TO THE FINANCIAL STATEMENTS FOR FURTHER DETAILS REGARDING THE MERGER.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     78 & 79

STATEMENT
OF CHANGES
IN NET ASSETS
(000)
                                                  [] COREFUND FIXED INCOME FUNDS
FOR THE PERIODS
ENDED
JUNE 30

                                                ----------------    -----------------    -----------------  --------------------
                                                                          SHORT-
                                                   SHORT TERM          INTERMEDIATE          GOVERNMENT            BOND
                                                   INCOME FUND          BOND FUND           INCOME FUND            FUND
                                                ----------------   ------------------    -----------------  --------------------
                                                1996(1)   1995(3)    1996      1995        1996     1995     1996(1)     1995(3)
                                                -------  -------   --------   -------    -------  -------   --------    --------
OPERATIONS:
   Net investment income                        $ 1,174  $   981   $  4,696   $ 3,311    $   892  $   732   $  8,196    $  6,198
   Net realized gain (loss) from security
     transactions and foreign
     currency transactions                          (81)      32       (987)     (738)        31     (213)    (1,252)      3,058
   Net unrealized appreciation (depreciation)
     on investments,
     forward foreign currency contracts and
     translation of
     assets and liabilites in foreign
     currencies                                    (170)      92        156     1,857       (414)     611     (4,687)      3,499
                                                -------  -------   --------   -------    -------  -------   --------    --------
   Net increase (decrease) in net assets
     resulting from operations                      923    1,105      3,865     4,430        509    1,130      2,257      12,755
                                                -------  -------   --------   -------    -------  -------   --------    --------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Prior Class (a)                               --       --         --        --         --       --        --           (359)
     Retail Class (b)                              --       --         --        --         --       --        --            (56)
     Institutional Class (b)                       --       (917)      --        --         --       --        --         (5,443)
     Class Y (c)                                 (1,238)    --       (4,567)   (2,981)      (812)    (648)    (8,523)       --
     Class A (c)                                   --       --         (123)     (331)       (78)     (86)       (56)       --
   Net realized gains:
     Prior Class (a)                               --       --         --        --         --       --        --           --
     Retail Class (b)                              --       --         --        --         --       --          (10)       --
     Institutional Class (b)                        (32)    --         --        --         --       --       (1,458)       --
     Class Y (c)                                   --       --         --          (9)      --         (1)     --           --
     Class A (c)                                   --       --         --          (2)      --       --        --           --
                                                -------  -------   --------   -------    -------  -------   --------    --------
       Total dividends distributed               (1,270)    (917)    (4,690)   (3,323)      (890)    (735)   (10,047)     (5,858)
                                                -------  -------   --------   -------    -------  -------   --------    --------
CAPITAL TRANSACTIONS (2):
   Prior Class (a):
     Redesignated to Retail Class (b)              --       --         --        --         --       --        --         (1,365)
     Redesignated to Institutional Class (b)       --       --         --        --         --       --        --        (29,097)
     Proceeds from shares issued                   --       --         --        --         --       --        --          9,204
     Reinvestment of cash distributions            --       --         --        --         --       --        --            244
     Cost of shares redeemed                       --       --         --        --         --       --        --         (2,665)
                                                -------  -------   --------   -------    -------  -------   --------    --------
     Increase (decrease) in net assets from
       Prior Class transactions                    --       --         --        --         --       --        --        (23,679)
                                                -------  -------   --------   -------    -------  -------   --------    --------
   Retail Class (b):
     Redesignated from Prior Class (a)             --       --         --        --         --       --        --          1,365
     Exchanged for Class A Shares                    (1)    --         --        --         --       --       (1,294)       --
     Proceeds from shares issued                   --         11       --        --         --       --          122         164
     Reinvestment of cash distributions            --       --         --        --         --       --           44          48
     Cost of shares redeemed                        (11)    --         --        --         --       --         (198)       (291)
                                                -------  -------   --------   -------    -------  -------   --------    --------
     Increase (decrease) in net assets from
       Retail Class transactions                    (12)      11       --        --         --       --       (1,326)      1,286
                                                -------  -------   --------   -------    -------  -------   --------    --------
   Institutional Class (b):
     Redesignated from Prior Class (a)             --       --         --        --         --       --        --         29,097
     Exchanged for Class Y Shares               (29,918)    --         --        --         --       --     (194,533)      --
     Proceeds from shares issued                  5,788   46,933       --        --         --       --       28,200     192,154
     Reinvestment of cash distributions             931      917       --        --         --       --        7,057       5,109
     Cost of shares redeemed                    (12,577) (11,979)      --        --         --       --      (28,354)    (38,426)
                                                -------  -------   --------   -------    -------  -------   --------    --------
     Increase (decrease) in net assets from
       Institutional Class transactions         (35,776)  35,871       --        --         --       --     (187,630)    187,934
                                                -------  -------   --------   -------    -------  -------   --------    --------
   Class Y (c):
     Proceeds from shares issued in merger (d)   29,918     --      113,422      --         --       --      194,533       --
     Proceeds from shares issued                  2,116     --       16,680    17,116      5,296    3,952     13,215       --
     Reinvestment of cash distributions             203     --        3,735     2,752        412      268      1,409       --
     Cost of shares redeemed                     (2,040)    --      (28,327)  (14,254)    (2,718)  (2,353)    (9,632)      --
                                                -------  -------   --------   -------    -------  -------   --------    --------
     Increase in net assets from Class Y
       transactions                              30,197     --      105,510     5,614      2,990    1,867    199,525       --
                                                -------  -------   --------   -------    -------  -------   --------    --------
   Class A (c):
     Proceeds from shares issued in merger (d)        1     --        1,207      --         --       --        1,294       --
     Proceeds from shares issued                   --       --          282        62        157      170         65       --
     Reinvestment of cash distributions            --       --           85       325         70       72         13       --
     Cost of shares redeemed                       --       --         (445)   (7,763)      (285)    (450)       (88)      --
                                                -------  -------   --------   -------    -------  -------   --------    --------
     Increase (decrease) in net assets from
       Class A transactions                           1     --        1,129    (7,376)       (58)    (208)     1,284       --
                                                -------  -------   --------   -------    -------  -------   --------    --------
Increase (decrease) in net assets derived
   from capital share transactions               (5,590)  35,882    106,639    (1,762)     2,932    1,659     11,853     165,541
                                                -------  -------   --------   -------    -------  -------   --------    --------
     Net increase (decrease) in net assets       (5,937)  36,070    105,814      (655)     2,551    2,054      4,063     172,438
                                                -------  -------   --------   -------    -------  -------   --------    --------
NET ASSETS:
   Beginning of period                           36,070     --       57,089    57,744     12,679   10,625    195,815      23,377
                                                -------  -------   --------   -------    -------  -------   --------    --------
     End of period                              $30,133  $36,070   $162,903   $57,089    $15,230  $12,679   $199,878    $195,815
                                                =======  =======   ========   =======    =======  =======   ========    ========

                                                -----------------  -----------------  -----------------  ------------------
                                                                      INTERMEDIATE       PENNSYLVANIA        NEW JERSEY
                                                     GLOBAL             MUNICIPAL          MUNICIPAL         MUNICIPAL
                                                    BOND FUND           BOND FUND          BOND FUND         BOND FUND
                                                -----------------  -----------------  -----------------  ------------------
                                                  1996      1995      1996      1995     1996     1995       1996     1995
                                                -------   -------   -------   -------   ------   ------    -------   ------
OPERATIONS:
   Net investment income                        $ 1,851  $  1,772   $    46   $    69   $  234   $  115    $    77    $  84
   Net realized gain (loss) from security
     transactions and foreign
     currency transactions                        1,197      (180)     --         (57)     (30)     (12)        16        4
   Net unrealized appreciation (depreciation)
     on investments,
     forward foreign currency contracts and
     translation of
     assets and liabilites in foreign
     currencies                                    (638)      847        13        70       36       64         (8)      40
                                                -------   -------   -------   -------   ------   ------    -------   ------
   Net increase (decrease) in net assets
     resulting from operations                  $ 2,410     2,439        59        82      240      167         85      128
                                                -------   -------   -------   -------   ------   ------    -------   ------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Prior Class (a)                              --        --         --       --        --       --         --       --
     Retail Class (b)                             --        --         --       --        --       --         --       --
     Institutional Class (b)                      --        --         --       --        --       --         --       --
     Class Y (c)                                (2,254)     (845)       (10)      (27)    (212)    (105)       (72)     (84)
     Class A (c)                                   (11)       (5)       (35)      (42)     (21)     (10)        (5)    --
   Net realized gains:
     Prior Class (a)                              --        --         --       --        --       --         --       --
     Retail Class (b)                             --        --         --       --        --       --         --       --
     Institutional Class (b)                      --        --         --       --        --       --         --       --
     Class Y (c)                                  --        --         --       --        --       --           (9)    --
     Class A (c)                                  --        --         --       --        --       --           (1)    --
                                                -------   -------   -------   -------   ------   ------    -------   ------
       Total dividends distributed               (2,265)     (850)     (45)     (69)      (233)    (115)       (87)     (84)
                                                -------   -------   -------   -------   ------   ------    -------   ------
CAPITAL TRANSACTIONS (2):
   Prior Class (a):
     Redesignated to Retail Class (b)             --        --         --       --        --       --         --       --
     Redesignated to Institutional Class (b)      --        --         --       --        --       --         --       --
     Proceeds from shares issued                  --        --         --       --        --       --         --       --
     Reinvestment of cash distributions           --        --         --       --        --       --         --       --
     Cost of shares redeemed                      --        --         --       --        --       --         --       --
                                                -------   -------   -------   -------   ------   ------    -------   ------
     Increase (decrease) in net assets from
       Prior Class transactions                   --        --         --       --        --       --         --       --
                                                -------   -------   -------   -------   ------   ------    -------   ------
   Retail Class (b):
     Redesignated from Prior Class (a)            --        --         --       --        --       --         --       --
     Exchanged for Class A Shares                 --        --         --       --        --       --         --       --
     Proceeds from shares issued                  --        --         --       --        --       --         --       --
     Reinvestment of cash distributions           --        --         --       --        --       --         --       --
     Cost of shares redeemed                      --        --         --       --        --       --         --       --
                                                -------   -------   -------   -------   ------   ------    -------   ------
     Increase (decrease) in net assets from
       Retail Class transactions                  --        --         --       --        --       --         --       --
                                                -------   -------   -------   -------   ------   ------    -------   ------
   Institutional Class (b):
     Redesignated from Prior Class (a)            --        --         --       --        --       --         --       --
     Exchanged for Class Y Shares                 --        --         --       --        --       --         --       --
     Proceeds from shares issued                  --        --         --       --        --       --         --       --
     Reinvestment of cash distributions           --        --         --       --        --       --         --       --
     Cost of shares redeemed                      --        --         --       --        --       --         --       --
                                                -------   -------   -------   -------   ------   ------    -------   ------
     Increase (decrease) in net assets from
       Institutional Class transactions           --        --         --       --        --       --         --       --
                                                -------   -------   -------   -------   ------   ------    -------   ------
   Class Y (c):
     Proceeds from shares issued in merger (d)    --        --         --       --       5,703     --         --       --
     Proceeds from shares issued                  5,150       327       193     --       1,175    1,718        438      520
     Reinvestment of cash distributions           1,604       564         8        10      134       73         39       54
     Cost of shares redeemed                       (797)     (529)     (167)     (732)    (397)    --         (625)    (499)
                                                -------   -------   -------   -------   ------   ------    -------   ------
     Increase in net assets from Class Y
       transactions                               5,957       362        34      (722)   6,615    1,791       (148)      75
                                                -------   -------   -------   -------   ------   ------    -------   ------
   Class A (c):
     Proceeds from shares issued in merger (d)    --        --         --       --         684     --          --      --
     Proceeds from shares issued                      2        76       126        76      124      154        196       21
     Reinvestment of cash distributions              10         4        31        33       17        9          4     --
     Cost of shares redeemed                        (32)      (87)     (179)     (407)    (153)     (14)        (3)    --
                                                -------   -------   -------   -------   ------   ------    -------   ------
     Increase (decrease) in net assets from
       Class A transactions                         (20)       (7)      (22)     (298)     672      149        197       21
                                                -------   -------   -------   -------   ------   ------    -------   ------
Increase (decrease) in net assets derived
   from capital share transactions                5,937       355        13    (1,020)   7,287    1,940         49       96
                                                -------   -------   -------   -------   ------   ------    -------   ------
     Net increase (decrease) in net assets        6,082     1,944        26    (1,007)   7,294    1,992         47      140
                                                -------   -------   -------   -------   ------   ------    -------   ------
NET ASSETS:
   Beginning of period                           27,068    25,124     1,392     2,399    2,589      597      1,574    1,434
                                                -------   -------   -------   -------   ------   ------    -------   ------
     End of period                              $33,150   $27,068   $ 1,418   $ 1,392   $9,883   $2,589    $ 1,621   $1,574
                                                =======   =======   =======   =======   ======   ======    =======   ======

   AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) FIGURES REPRESENT ACTIVITY FOR THE PERIOD NOVEMBER 1 1995 THROUGH JUNE 30, 1996.
(2) FOR CAPITAL SHARE TRANSACTIONS PLEASE SEE FOOTNOTE 8 IN THE NOTES TO THE FINANCIAL STATEMENTS.
(3) 1995 AMOUNTS FOR THE SHORT TERM INCOME AND BOND FUND ARE FOR THE PERIODS MAY 15 THROUGH
    OCTOBER 31, 1995 AND NOVEMBER 1, 1994 THROUGH OCTOBER 31, 1995, RESPECTIVELY.
(A) ON FEBRUARY 21, 1995 THE SHARES OF THE BOND FUND WAS REDESIGNATED FROM A
    SINGLE CLASS TO RETAIL AND INSTITUTIONAL CLASSES.
(B) RETAIL AND INSTITUTIONAL CLASS AMOUNTS REPRESENT ACTIVITY OF THE ACQUIRED CONESTOGA
    FUND FROM NOVEMBER 1, 1995 THROUGH APRIL 21, 1996.
(C) ON APRIL 22, 1996 SERIES A SHARES WERE REDESIGNATED CLASS Y SHARES, AND SERIES B
    SHARES WERE REDESIGNATED CLASS A SHARES.
(D) ON APRIL 15 & 22, THE CONESTOGA FUNDS WERE ACQUIRED BY COREFUNDS, INC.
    PLEASE SEE THE NOTES TO THE FINANCIAL STATEMENTS FOR FUTHER INFORMATION
    REGARDING THE TRANSACTION.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                     80 & 81

FINANCIAL
HIGHLIGHTS

FOR THE PERIODS
ENDED
JUNE 30

For a Share Outstanding Throughout the Period

              NET                REALIZED AND                                                      NET                    RATIO
             ASSET                UNREALIZED  DISTRIBUTIONS DISTRIBUTIONS     NET                 ASSETS     RATIO       OF NET
             VALUE      NET         GAINS       FROM NET        FROM      ASSET VALUE              END    OF EXPENSES    INCOME
           BEGINNING INVESTMENT  OR (LOSSES)   INVESTMENT      CAPITAL        END       TOTAL   OF PERIOD  TO AVERAGE  TO AVERAGE
           OF PERIOD  INCOME    ON SECURITIES    INCOME         GAINS      OF PERIOD   RETURN10   (000)    NET ASSETS  NET ASSETS
           --------- ---------- ------------- ------------- ------------- -----------  -------- --------- -----------  ----------

------------------------
SHORT TERM INCOME FUND11
------------------------

   CLASS Y*
   1996     $10.05      $0.36     $(0.08)       $(0.38)         $(0.01)      $ 9.94     2.78%     $30,132      0.51%      5.31%
   INSTITUTIONAL CLASS*
   19951    $10.00      $0.25      $0.03        $(0.23)         $   --       $10.05     2.57%+    $36,059      0.63%      5.43%
   CLASS A*
   1996     $10.04      $0.35     $(0.10)       $(0.35)         $(0.01)      $ 9.93     2.55%        $  1      0.76%      5.05%
   RETAIL CLASS*
   19952    $10.01      $0.23      $0.02        $(0.22)         $   --       $10.04     2.87%+      $  11      0.88%      5.05%

----------------------------
SHORT-INTERMEDIATE BOND FUND
----------------------------

   CLASS Y**
   1996     $ 9.84      $0.57     $(0.08)       $(0.57)         $   --       $ 9.76     5.05%    $159,841      0.55%      5.80%
   1995       9.63       0.53       0.21         (0.53)             --         9.84     8.22       55,128      0.60       5.76
   1994      10.18       0.43      (0.53)        (0.43)          (0.02)        9.63    (0.32)      48,379      0.58       4.30
   1993      10.01       0.47       0.31         (0.47)          (0.14)       10.18     7.90       44,692      0.42       4.62
   19923     10.00       0.23       0.01         (0.23)             --        10.01     2.49+      22,623      0.11       5.73
   CLASS A**
   1996     $ 9.84      $0.54     $(0.08)       $(0.54)         $   --       $ 9.76     4.79%     $ 3,062      0.81%      5.51%
   1995       9.63       0.54       0.20         (0.53)             --         9.84     7.95        1,961      0.85       5.27
   1994      10.18       0.41      (0.53)        (0.41)          (0.02)        9.63    (0.56)       9,365      0.83       4.05
   19934     10.01       0.20       0.17         (0.20)             --        10.18     3.95+       5,752      0.75       3.78

----------------------
GOVERNMENT INCOME FUND
----------------------

   CLASS Y**
   1996     $ 9.83      $0.61     $(0.21)       $(0.61)         $   --       $ 9.62     4.09%     $13,943      0.64%      6.17%
   1995       9.52       0.62       0.31         (0.62)             --         9.83    10.26       11,305      0.59       6.53
   1994      10.18       0.50      (0.62)        (0.50)          (0.04)        9.52    (1.34)       9,089      0.50       4.93
   19935     10.00       0.13       0.18         (0.13)             --        10.18     3.12+       6,323      0.44       5.41
   CLASS A**
   1996     $ 9.84      $0.58     $(0.22)       $(0.58)         $   --       $ 9.62     3.73%     $ 1,287      0.88%      5.93%
   1995       9.51       0.61       0.33         (0.61)             --         9.84    10.23        1,374      0.85       6.25
   1994      10.17       0.47      (0.62)        (0.47)          (0.04)        9.51    (1.57)       1,536      0.75       4.68
   19934     10.00       0.07       0.17         (0.07)             --        10.17     1.71+         201      0.63       5.35

-----------
BOND FUND11
-----------

   CLASS Y*
   1996     $10.55      $0.43     $(0.30)       $(0.45)         $(0.08)      $10.15     1.23%    $198,605      0.55%      6.28%
   INSTITUTIONAL CLASS*
   1995     $ 9.81      $0.61     $ 0.71        $(0.58)        $    --       $10.55     13.87%   $194,442      0.71%      6.09%
   CLASS A*
   1996     $10.56      $0.44     $(0.33)       $(0.44)         $(0.08)      $10.15     0.98%     $ 1,273      0.80%      6.02%
   RETAIL CLASS*
   1995     $ 9.81      $0.60     $ 0.72        $(0.57)        $    --       $10.56     13.83%    $ 1,373      0.97%      6.02%
   PRIOR CLASS
   1994     $11.18      $0.53     $(1.04)       $(0.52)         $(0.34)      $ 9.81    (4.75)%   $ 23,377      1.01%      5.07%
   1993      10.89       0.56       0.54         (0.56)          (0.25)       11.18     10.63      27,346      0.88       5.16
   1992      10.65       0.70       0.32         (0.68)          (0.10)       10.89      9.82      15,180      0.46       6.78
   1991       9.96       0.78       0.69         (0.78)             --        10.65     15.16       7,255      0.47       7.71
   19906     10.00       0.50      (0.04)        (0.50)             --         9.96      4.64+      4,593      0.68       7.75


                                   RATIO      RATIO OF
                                OF EXPENSES  NET INCOME
                                TO AVERAGE   TO AVERAGE
                                NET ASSETS   NET ASSETS   PORTFOLIO
                                (EXCLUDING   (EXCLUDING    TURNOVER
                                 WAIVERS)     WAIVERS)     RATE***
                                -----------  -----------  ---------

------------------------
SHORT TERM INCOME FUND11
------------------------

   CLASS Y*
   1996                            1.03%        4.79%       102%
   INSTITUTIONAL CLASS*
   19951                           1.08%        4.98%        40%
   CLASS A*
   1996                            1.25%        4.56%       102%
   RETAIL CLASS*
   19952                           1.33%        4.60%        40%

----------------------------
SHORT-INTERMEDIATE BOND FUND
----------------------------

   CLASS Y**
   1996                            0.81%        5.54%       257%
   1995                            0.84         5.52        405
   1994                            0.86         4.02        299
   1993                            0.86         4.18        188
   19923                           0.84         5.00         51
   CLASS A**
   1996                            1.06%        5.27%       257%
   1995                            1.09         5.03        405
   1994                            1.11         3.77        299
   19934                           1.19         3.34        188

----------------------
GOVERNMENT INCOME FUND
----------------------

   CLASS Y**
   1996                            0.89%        5.92%       131%
   1995                            0.98         6.14        368
   1994                            1.00         4.43        157
   19935                           1.10         4.75         93
   CLASS A**
   1996                            1.14%        5.67%       131%
   1995                            1.24         5.86        368
   1994                            1.25         4.18        157
   19934                           1.29         4.69         93

-----------
BOND FUND11
-----------

   CLASS Y*
   1996                            0.97%        5.86%       190%
   INSTITUTIONAL CLASS*
   1995                            1.12%        5.68%       352%
   CLASS A*
   1996                            1.22%        5.61%       190%
   RETAIL CLASS*
   1995                            1.44%        5.55%       352%
   PRIOR CLASS
   1994                            1.60%        4.48%       232%
   1993                            1.49         4.55        158
   1992                            1.24         6.01         99
   1991                            1.41         6.78         47
   19906                           1.62         6.81         23


                                                  [] COREFUND FIXED INCOME FUNDS


For a Share Outstanding Throughout the Period


              NET                REALIZED AND                                                      NET                    RATIO
             ASSET                UNREALIZED  DISTRIBUTIONS DISTRIBUTIONS     NET                 ASSETS     RATIO       OF NET
             VALUE      NET         GAINS       FROM NET        FROM      ASSET VALUE              END    OF EXPENSES    INCOME
           BEGINNING INVESTMENT  OR (LOSSES)   INVESTMENT      CAPITAL        END       TOTAL   OF PERIOD  TO AVERAGE  TO AVERAGE
           OF PERIOD  INCOME    ON SECURITIES    INCOME         GAINS      OF PERIOD   RETURN10   (000)    NET ASSETS  NET ASSETS
           --------- ---------- ------------- ------------- ------------- -----------  -------- --------- -----------  ----------

----------------
GLOBAL BOND FUND
----------------

   CLASS Y**
   1996     $ 9.62    $0.47         $ 0.30        $(0.69)      $ --         $ 9.70        8.00%   $ 32,998    0.71%       5.81%
   1995       9.06     0.62           0.24         (0.30)        --           9.62        9.70      26,898    0.64        6.84
   19947     10.00     0.25          (1.15)        (0.04)        --           9.06       (9.00)+    24,957    0.73        5.04
   CLASS A**
   1996     $ 9.61    $0.61         $ 0.12        $(0.66)      $ --         $ 9.68        7.74%    $   152    0.96%       5.56%
   1995       9.04     0.61           0.24         (0.28)        --           9.61        9.57         170    0.89        6.59
   19947     10.00     0.19          (1.11)        (0.04)        --           9.04       (9.22)+       167    0.98        4.79

--------------------------------
INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------

   CLASS Y**
   1996     $ 9.83    $0.37         $ 0.09        $(0.37)       $--         $ 9.92        4.74%     $  403    0.81%       3.73%
   1995       9.68     0.38           0.15         (0.38)        --           9.83        5.58         365    0.82        3.91
   1994      10.09     0.39          (0.41)        (0.39)        --           9.68       (0.27)      1,088    0.63        3.91
   19938     10.00     0.04           0.09         (0.04)        --          10.09        1.33+      2,009    0.58        2.74
   CLASS A**
   1996     $ 9.83    $0.35         $ 0.09        $(0.35)       $--         $ 9.92        4.48%    $ 1,015    1.08%       3.47%
   1995       9.67     0.35           0.16         (0.35)        --           9.83        5.42       1,027    1.08        3.65
   1994      10.08     0.37          (0.41)        (0.37)        --           9.67       (0.52)      1,311    0.88        3.66
   19934     10.00     0.03           0.08         (0.03)        --          10.08        1.19+        166    0.81        2.51

--------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND
--------------------------------

   CLASS Y**
   1996     $10.16    $0.55         $ 0.06        $(0.55)      $ --         $10.22        6.02%    $ 8,864    0.21%       5.25%
   1995       9.95     0.51           0.21         (0.51)        --          10.16        7.50       2,272    0.39        5.26
   19949     10.00     0.06          (0.05)        (0.06)        --           9.95        0.14+        434    0.42        5.09
   CLASS A**
   1996     $10.16    $0.52         $ 0.06        $(0.52)      $ --         $10.22        5.76%$       994    0.46%       4.93%
   1995       9.95     0.49           0.21         (0.49)        --          10.16        7.25         317    0.64        4.95
   19949     10.00     0.06          (0.05)        (0.06)        --           9.95        0.09+        163    0.67        4.84

------------------------------
NEW JERSEY MUNICIPAL BOND FUND
------------------------------

   CLASS Y**
   1996     $10.12    $0.51         $(0.02)       $(0.51)     $  (0.06)     $10.08        5.28%    $ 1,317    0.37%       4.93%
   1995       9.94     0.52           0.18         (0.52)        --          10.12        7.25       1,550    0.42        5.21
   19949     10.00     0.06          (0.06)        (0.06)        --           9.94        0.01+      1,432    0.43        5.07
   CLASS A**
   1996     $10.12    $0.48         $(0.01)       $(0.48)     $  (0.06)     $10.07        4.93%     $  304    0.60%       4.65%
   1995       9.95     0.49           0.17         (0.49)        --          10.12        6.84          24    0.68        4.97
   19949     10.00     0.06          (0.05)        (0.06)        --           9.95        0.08+          2    0.68        4.82


                                   RATIO      RATIO OF
                                OF EXPENSES  NET INCOME
                                TO AVERAGE   TO AVERAGE
                                NET ASSETS   NET ASSETS   PORTFOLIO
                                (EXCLUDING   (EXCLUDING    TURNOVER
                                 WAIVERS)     WAIVERS)     RATE***
                                -----------  -----------  ---------

----------------
GLOBAL BOND FUND
----------------

   CLASS Y**
   1996                            0.95%        5.57%        67%
   1995                            1.03         6.45        133
   19947                           1.12         4.65        161
   CLASS A**
   1996                            1.20%        5.32%        67%
   1995                            1.28         6.20        133
   19947                           1.37         4.40        161

--------------------------------
INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------

   CLASS Y**
   1996                            1.31%        3.23%        10%
   1995                            1.26         3.47          9
   1994                            1.17         3.37         43
   19938                           1.45         1.87         10
   CLASS A**
   1996                            1.61%        2.94%        10%
   1995                            1.52         3.21          9
   1994                            1.42         3.12         43
   19934                           1.68         1.64         10

--------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND
--------------------------------

   CLASS Y**
   1996                            0.96%        4.50%        92%
   1995                            1.14         4.51         18%
   19949                           1.17         4.34          3
   CLASS A**
   1996                            1.21%        4.18%        92%
   1995                            1.39         4.20         18
   19949                           1.42         4.09          3

------------------------------
NEW JERSEY MUNICIPAL BOND FUND
------------------------------

   CLASS Y**
   1996                            1.12%        4.18%        21%
   1995                            1.17         4.46         32
   19949                           1.35         4.15         13
   CLASS A**
   1996                            1.35%        3.90%        21%
   1995                            1.44         4.21         32
   19949                           1.60         3.90         13


  *  ON FEBRUARY 21, 1995 THE SHARES OF THE FUNDS WERE REDESIGNATED AS EITHER
     RETAIL OR INSTITUTIONAL SHARES. FOR THE YEAR ENDED OCTOBER 31, 1995, THE
     FINANCIAL HIGHLIGHTS' RATIOS OF EXPENSES, NET INVESTMENT INCOME, TOTAL
     RETURN, AND THE PER SHARE INVESTMENT ACTIVITIES AND DISTRIBUTIONS ARE
     PRESENTED ON A BASIS WHEREBY THE FUND'S NET INVESTMENT INCOME, EXPENSES, AND
     DISTRIBUTIONS FOR THE PERIOD NOVEMBER 1, 1994 THROUGH FEBRUARY 20, 1995 WERE
     ALLOCATED TO EACH CLASS OF SHARES BASED UPON THE RELATIVE NET ASSETS OF EACH
     CLASS OF SHARES AS OF FEBRUARY 21, 1995 AND THE RESULTS COMBINED THEREWITH
     THE RESULTS OF OPERATIONS AND DISTRIBUTIONS FOR EACH APPLICABLE CLASS FOR THE
     PERIOD FEBRUARY 21, 1995 THROUGH OCTOBER 31, 1995. ADDITIONALLY, ON APRIL 22,
     1996 THE CONESTOGA SHORT-TERM INCOME AND BOND FUNDS WERE ACQUIRED BY
     COREFUNDS, INC. AT WHICH TIME THE INSTITUTIONAL CLASS OF SHARES OF THESE
     FUNDS WERE REDESIGNATED CLASS Y AND THE RETAIL CLASS OF THESE FUNDS WERE
     REDESIGNATED CLASS A.
 **  ON APRIL 22, 1996 THE SERIES A SHARES OF EACH FUND, EXCLUDING THE SHORT TERM
     INCOME AND BOND FUNDS, WERE REDESIGNATED CLASS Y AND THE SERIES B SHARES OF
     EACH FUND, EXCLUDING THE SHORT TERM INCOME AND BOND FUNDS, WERE REDESIGNATED
     CLASS A.
***  FOR 1996 TRANSACTIONS RELATING TO THE MERGER WERE EXCLUDED FROM THE CALCULATION
     OF THE PORTFOLIO TURNOVER RATE.
  +  THIS FIGURE HAS NOT BEEN ANNULAIZED.
 1   COMMENCED OPERATIONS MAY 15, 1995. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE
     PERIOD HAVE BEEN ANNUALIZED.
 2   COMMENCED OPERATIONS MAY 17, 1995. UNLESS OTHERWISE NOTED, ALL RATIOS FOR
     THE PERIOD HAVE BEEN ANNUALIZED.
 3   COMMENCED OPERATIONS FEBRUARY 3, 1992. UNLESS OTHERWISE NOTED, ALL RATIOS FOR
     THE PERIOD HAVE BEEN ANNUALIZED.
 4   COMMENCED OPERATIONS JANUARY 4, 1993. UNLESS OTHERWISE NOTED, ALL RATIOS FOR
     THE PERIOD HAVE BEEN ANNUALIZED.
 5   COMMENCED OPERATIONS APRIL 1, 1993. UNLESS OTHERWISE NOTED, ALL RATIOS FOR
     THE PERIOD HAVE BEEN ANNUALIZED.
 6   COMMENCED OPERATIONS FEBRUARY 28, 1990. UNLESS OTHERWISE NOTED, ALL RATIOS FOR
     THE PERIOD HAVE BEEN ANNUALIZED.
 7   COMMENCED OPERATIONS DECEMBER 15, 1993. UNLESS OTHERWISE NOTED, ALL RATIOS FOR
     THE PERIOD HAVE BEEN ANNUALIZED.
 8   COMMENCED OPERATIONS MAY 3, 1993. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE
     PERIOD HAVE BEEN ANNUALIZED.
 9   COMMENCED OPERATIONS MAY 16, 1994. UNLESS OTHERWISE NOTED, ALL RATIOS FOR THE
     PERIOD HAVE BEEN ANNUALIZED.
10   TOTAL RETURN DOES NOT REFLECT THE SALES LOAD CHARGED ON THE CLASS A SHARES.
     ADDITIONALLY, TOTAL RETURN FOR CLASS Y & CLASS A FOR THE SHORT TERM INCOME
     AND BOND FUNDS FOR 1996 ARE FOR THE EIGHT MONTH PERIOD ENDED JUNE 30, 1996.
11   THE PER SHARE AMOUNT FOR THESE FUNDS FOR 1996 REPRESENTS THE PERIOD FROM
     NOVEMBER 1, 1995 TO JUNE 30, 1996. ALL PRIOR YEARS ARE FOR THE PERIODS
     NOVEMBER 1 TO OCTOBER 31.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   STATEMENT
   OF
   NET ASSETS
   AS OF
   JUNE 30, 1996

TREASURY RESERVE


[GRAPHIC OMITTED]

Pie Chart -- Shown is a pie chart depicting the industry classification for the Treasury Reserve. The following represent the plot points for the chart:
Industry Classification              % of Total Portfolio Investments
Cash Equivalents                     61
US Treasury Securities               39


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------


U.S. TREASURY OBLIGATIONS -- 39.3%
U.S. Treasury Bills+
   5.170%, 07/25/96             $10,000       $ 9,966
   5.340%, 07/25/96               5,000         4,983
   5.850%, 07/25/96               5,000         4,982
   5.120%, 08/01/96               5,000         4,978
   4.980%, 08/15/96               5,000         4,970
   5.080%, 08/22/96              15,500        15,388
   5.120%, 09/19/96              15,000        14,832
   5.130%, 09/26/96              10,000         9,879
   5.140%, 09/26/96              10,000         9,879
   5.260%, 10/03/96              15,000        14,799
   5.150%, 10/10/96              20,000        19,718
   4.980%, 10/17/96              10,000         9,855
   5.060%, 10/17/96              10,000         9,853
   5.170%, 10/24/96              20,000        19,678
   5.230%, 10/31/96              10,000         9,827
   5.220%, 11/07/96              15,000        14,726
   5.370%, 11/14/96              10,000         9,802
   5.230%, 11/21/96              10,000         9,798
   5.300%, 11/29/96              10,000         9,784
   5.460%, 12/05/96              10,000         9,768
   5.310%, 12/12/96              15,000        14,651
   5.380%, 12/19/96              10,000         9,751
   5.360%, 12/26/96              10,000         9,742
   5.290%, 01/09/97               5,000         4,865
   5.410%, 01/09/97              10,000         9,723
   5.340%, 02/06/97               5,000         4,844
   5.340%, 02/06/97              10,000         9,687
   5.400%, 03/06/97               6,000         5,788
   5.460%, 04/03/97              10,000         9,603
   5.650%, 04/03/97               5,000         4,795
   5.650%, 05/01/97               5,000         4,774
   5.740%, 05/29/97               4,000         3,800


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
U.S. Treasury STRIPS+
   5.230%, 08/15/96            $ 10,000       $ 9,936
   5.300%, 11/15/96              15,000        14,706
   5.580%, 02/15/97              10,000         9,654
   5.640%, 05/15/97              15,000        14,293
                                            ---------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $358,077)                               358,077
                                            ---------


REPURCHASE AGREEMENTS -- 61.1%
Aubrey Lanston
   5.40%, dated 06/28/96,
   matures 07/01/96, repurchase
   price $180,081,000
   (collateralized by various
   U.S. Treasury Notes ranging
   in par value $37,255,000-
   $50,000,000, 5.375%-7.875%,
   06/30/97-01/15/98; total
   market value $183,951,990)   180,000       180,000
First National Bank of Chicago
   5.40%, dated 06/28/96,
   matures 07/01/96, repurchase
   price $40,018,000
  (collateralized by various
   U.S. Treasury Notes ranging
   in par value $4,320,000-
   $25,000,000, 6.50%-7.125%,
   09/30/96-10/15/18; total
   market value $40,820,393)     40,000        40,000
Goldman Sachs
   5.42%, dated 06/28/96,
   matures 07/01/96, repurchase
   price $40,018,067
   (collaterlized by U.S. Treasury
   Note par value $32,615,000,
   10.75%, 02/15/03; market
   value $41,096,300)            40,000        40,000
Hong Kong Shanghai Bank
   5.42%, dated 06/28/96, matures
   07/01/96, repurchase price
   $30,013,550 (collateralized by
   U.S. Treasury Note par value
   $30,200,000, 5.25%, 12/31/97;
   market value $30,663,889)     30,000        30,000
Hong Kong Shanghai Bank 5.25%,
   dated 06/28/96, matures
   07/01/96, repurchase price
   $12,683,547 (collateralized
   by U.S. Treasury Note par value
   $12,990,000, 6.25%, 04/30/01;
   market value $13,000,413)     12,678        12,678
Morgan Stanley
   5.30%, dated 06/28/96, matures
   07/01/96, repurchase price
   $35,015,458 (collateralized
   by various U.S. Treasury Notes
   ranging in par value
   $3,970,000-$25,390,000,
   125%-9.25%, 08/15/98-
   07/31/00; total market
   value $35,711,078)            35,000        35,000


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                  [] COREFUND MONEY MARKET FUNDS

-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
Sanwa Bank
   5.40%, dated 06/28/96,
   matures 07/01/96, repurchase
   price $180,081,000
  (collateralized by various
   U.S. Treasury Notes ranging
   in par value $11,025,000-
   $50,000,000, 5.125%-7.25%,
   09/30/96-03/31/98; total
   market value $183,622,629)  $180,000      $180,000
Swiss Bank
   5.45%, dated 06/28/96, matures
   07/01/96, repurchase price
   $40,018,167 (collateralized
   by U.S. Treasury Note par
   value $40,295,000, 6.50%,
   05/15/97; market value
   $40,872,598)                  40,000        40,000
                                            ---------
TOTAL REPURCHASE AGREEMENTS
(Cost $557,678)                               557,678
                                            ---------
TOTAL INVESTMENTS -- 100.4%
(Cost $915,755)                               915,755
                                            ---------
OTHER ASSETS AND LIABILITIES,
   NET -- (0.4%)                               (3,807)
                                            ---------


-------------------------------------------------------
DESCRIPTION                                 VALUE (000)
-------------------------------------------------------
NET ASSETS:
Portfolio Shares - Class Y ($0.001 par value -
   250 million authorized) based on
   892,564,972 outstanding shares           $ 892,565
Portfolio Shares - Class C ($0.001 par value -
   250 million authorized) based on
   19,385,228 outstanding shares               19,385
Accumulated Net Realized Loss on
   Investments                                     (2)
                                             ---------
TOTAL NET ASSETS -- 100.0%                    $911,948
                                             =========
NET ASSET VALUE & REDEMPTION PRICE
   PER SHARE
     CLASS Y                                     $1.00
                                             =========
     CLASS C                                     $1.00
                                             =========


+ YIELD TO MATURITY
STRIPS -- SEPARATELY TRADED REGISTERED INTEREST AND PRINCIPAL SECURITIES SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
AS OF
JUNE 30, 1996

CASH RESERVE

[GRAPHIC OMITTED]

Pie Chart -- Shown is a pie chart depicting the industry classification for the Cash Reserve. The following represent the plot points for the chart:
Industry Classification            % of Total Portfolio Investment
Cash Equivalents                   6
US Treasury Securities             11
Time Deposits                      2
Corporate Securities               81


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------


COMMERCIAL PAPER -- 70.3%
Alcatel-Alsthom
   5.190%, 07/05/96             $15,000      $ 14,991
American Express Credit
   5.290%, 08/14/96              10,000         9,935
   5.290%, 08/16/96              10,000         9,932
Ameritech Capital
   5.280%, 07/16/96              10,000         9,978
   5.280%, 11/15/96              10,000         9,799
Arco Coal Australia
   5.300%, 07/10/96              10,000         9,987
Asset Securitization
   5.280%, 07/19/96              10,000         9,974
   5.280%, 07/23/96              10,000         9,968
AT&T
   5.240%, 08/13/96              10,000         9,937
   5.280%, 08/20/96              10,000         9,927
   5.270%, 08/20/96              10,000         9,927
Banc One Funding
   5.330%, 07/31/96              10,000         9,956
   5.390%, 08/16/96              10,000         9,931
Caisse Des Depots
   En Consignations
   5.290%, 07/09/96              15,000        14,982
   5.240%, 08/22/96              10,000         9,924
   5.300%, 09/05/96              10,000         9,903
Campbell
   4.980%, 10/04/96               5,000         4,934
Coca Cola
   5.260%, 07/19/96              10,000         9,974
   5.270%, 08/08/96              10,000         9,944
   5.320%, 08/26/96              10,000         9,917
E.I. duPont de Nemours
   5.270%, 07/18/96              10,000         9,975
   5.270%, 07/26/96              10,000         9,963
Ford Motor Credit
   5.250%, 07/22/96              10,000         9,969
   5.300%, 09/16/96              10,000         9,887


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
General Electric Capital
   5.250%, 07/10/96             $ 5,000      $  4,994
   5.290%, 08/12/96              10,000         9,938
   5.290%, 08/15/96              10,000         9,934
Goldman Sachs
   5.330%, 09/19/96              10,000         9,882
Merrill Lynch
   5.310%, 08/07/96              10,000         9,946
   5.300%, 08/12/96              10,000         9,938
   5.270%, 08/14/96               5,000         4,968
   5.380%, 08/29/96              10,000         9,912
Metropolitan Life Funding
   5.260%, 08/23/96              10,000         9,923
Mitsubishi International
   5.350%, 08/30/96              20,000        19,822
Mobile Australia Finance
   5.320%, 08/16/96              10,000         9,932
Motorola Credit
   5.250%, 07/16/96              10,000         9,978
National Rural Utility
   5.270%, 07/29/96              15,000        14,939
New Center Asset Trust
   5.600%, 07/01/96              31,000        31,000
Norwest Financial
   5.280%, 08/09/96              10,000         9,943
Pitney Bowes
   5.270%, 07/23/96               3,000         2,990
Proctor and Gamble
   5.250%, 07/08/96              10,000         9,990
   5.360%, 09/20/96              10,000         9,879
Province of Quebec
   5.420%, 09/16/96              10,000         9,884
Royal Bank of Canada
   5.100%, 07/05/96               5,000         4,997
Southwestern Bell Capital
   5.260%, 07/22/96              10,000         9,969
   5.290%, 07/25/96               3,462         3,450
Swedish Export Credit
   5.380%, 12/03/96               5,000         4,884
Toyota Motor Credit
   5.280%, 09/03/96              20,000        19,812
   5.360%, 09/18/96              10,000         9,882
Toys R Us
   5.300%, 07/31/96              10,600        10,589
Walt Disney
   5.180%, 07/15/96              10,000         9,980
   5.210%, 02/03/97              10,000         9,686
Weyerhauser
   5.290%, 07/25/96              15,000        14,947
   5.270%, 08/06/96              10,000         9,947
   5.300%, 08/22/96              10,000         9,924
                                            ---------
TOTAL COMMERCIAL PAPER
(Cost $569,473)                               569,473
                                            ---------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                  [] COREFUND MONEY MARKET FUNDS


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------


U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.7%
FHLB
   5.100%, 09/06/96             $10,000       $ 9,905
   5.180%, 10/16/96              17,500        17,231
FNMA
   4.850%, 07/24/96              20,000        19,938
   4.820%, 08/09/96              20,000        19,896
   5.310%, 12/11/96              10,000         9,994
   4.780%, 02/14/97              10,000         9,992
                                            ---------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $86,956)                                 86,956
                                            ---------


CORPORATE OBLIGATIONS -- 3.3%
American Express Centurion
   Bank (A)
   5.423%, 07/10/96              12,000        12,000
General Electric Capital (A)
   5.170%, 01/21/97              14,500        14,497
                                            ---------
TOTAL CORPORATE OBLIGATIONS
(Cost $26,497)                                 26,497
                                            ---------


CERTIFICATES OF DEPOSIT -- 3.0%
Bayerische Vereinsbank
   5.010%, 08/05/96              10,000        10,000
Deutsche Bank
   5.060%, 08/05/96              10,000        10,001
Society Generale
   5.400%, 07/09/96               4,000         4,000
                                            ---------
TOTAL CERTIFICATES OF DEPOSIT
(Cost $24,001)                                 24,001
                                            ---------


TIME DEPOSIT -- 2.5%
First Union Bank
   5.500%, 07/01/96              20,000        20,000
                                            ---------
TOTAL TIME DEPOSIT
(Cost $20,000)                                 20,000
                                            ---------


MASTER NOTES -- 1.5%
Associates Corporation of
   North America (A)
   5.286%, 07/01/96              11,366        11,366
SLMA (A)
   5.290%, 07/01/96                 762           762
                                            ---------
TOTAL MASTER NOTES
(Cost $12,128)                                 12,128
                                            ---------


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------


BANK NOTES -- 1.1%
FCC National Bank
   5.900%, 08/21/96             $ 5,000     $   4,999
   5.650%, 11/01/96               4,000         3,999
                                            ---------
TOTAL BANK NOTES
(Cost $8,998)                                  8,998
                                            ---------


U.S. TREASURY OBLIGATIONS -- 3.6%
U.S. Treasury Bills+
   5.850%, 07/25/96               5,000         4,982
   5.360%, 03/06/97              20,000        19,299
U.S. Treasury STRIPS+
   5.520%, 02/15/97               5,000         4,832
                                            ---------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $29,113)                                 29,113
                                            ---------


REPURCHASE AGREEMENT -- 4.3%
Hong Kong Shanghai Bank
   5.25%, dated 06/28/96, matures
   07/01/96, repurchase price
   $35,015,313 (collateralized by
   U.S. Treasury Note, par value
   $35,865,000, 6.25%, 04/30/01;
   market value $35,893,750)     35,000        35,000
                                            ---------
TOTAL REPURCHASE AGREEMENT
(Cost $35,000)                                 35,000
                                            ---------
TOTAL INVESTMENTS -- 100.3%
(Cost $812,166)                               812,166
                                            ---------
OTHER ASSETS AND LIABILITIES,
   NET -- (0.3%)                              (2,218)
                                            ---------
NET ASSETS:
   Portfolio Shares - Class Y ($0.001 par
     value - 1 billion authorized) based
     on 790,350,082 outstanding shares       790,350
   Portfolio Shares - Class C ($0.001 par
     value - 1 billion authorized) based
     on 19,739,821 outstanding shares         19,740
   Accumulated Net Realized Loss on
     Investments                               (142)
                                           ---------
TOTAL NET ASSETS -- 100.0%                  $809,948
                                           =========
NET ASSET VALUE & REDEMPTION PRICE
   PER SHARE
     CLASS Y                                   $1.00
                                           =========
     CLASS C                                   $1.00
                                           =========


  + YIELD TO MATURITY
(A) VARIABLE RATE SECURITIES - THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JUNE 30, 1996.
FHLB -- FEDERAL HOME LOAN BANK
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
SLMA -- STUDENT LOAN MARKETING ASSOCIATION
STRIPS -- SEPARATELY TRADED REGISTERED INTEREST AND PRINCIPAL OF SECURITIES

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
AS OF
JUNE 30, 1996

TAX-FREE RESERVE


[GRAPHIC OMITTED]

Pie Chart -- Shown is a pie chart depicting the industry classification for the Tax-Free Reserve. The following represent the plot points for the chart:
Industry Classification                % of Total Portfolio Investment
Revenue Bonds                          52
Tax-Exempt Commercial Paper            35
Anticipation Notes                     8
General Obligations                    5


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------


MUNICIPAL BONDS -- 102.9%
ALABAMA -- 2.7%
Alabama State Housing Finance
   Authority Revenue Bond for
   Heatherbro Project (A) (B) (C)
   3.550%, 07/05/96              $  900        $  900
Montgomery, Alabama TECP (C)
   3.550%, 10/23/96               2,000         2,000
                                            ---------
                                                2,900
                                            ---------
ALASKA -- 1.9%
Valdez, Alaska  TECP (C)
   3.550%, 08/16/96               2,000         2,000
                                            ---------
ARIZONA -- 0.7%
Flagstaff, Arizona  TECP
   3.650%, 10/22/96                 750           750
                                            ---------
CALIFORNIA -- 0.3%
Santa Clara, California Electric
   Revenue Bond, Series A
   (A) (B) (C)
   3.200%, 07/05/96                 370           370
                                            ---------
DELAWARE -- 0.7%
Wilmington, Delaware Hospital
   Revenue Bond for Franciscan
   Health Systems Project,
   Series A (A) (B) (C)
   3.650%, 07/01/96                 600           600
Wilmington, Delaware Hospital
   Revenue Bond for Franciscan
   Health Systems Project,
   Series B (A) (B) (C)
   3.650%, 07/01/96                 100           100
                                            ---------
                                                  700
                                            ---------


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
FLORIDA -- 1.1%
Dade County, Florida Capital
   Asset Revenue Bond,
   Series 1990 (A) (B) (C)
   3.600%, 07/05/96              $1,200       $ 1,200
                                            ---------
GEORGIA -- 3.9%
Burke County, Georgia TECP (C)
   3.700%, 07/11/96               2,000         2,000
Hapeville, Georgia Industrial
   Development Authority
   Revenue Bond for Hapeville
   Hotel Project (A) (B) (C)
   3.600%, 07/01/96               2,200         2,200
                                            ---------
                                                4,200
                                            ---------
HAWAII -- 1.4%
Honolulu County, Hawaii
   TECP (C)
   3.650%, 08/05/96               1,500         1,500
                                            ---------
ILLINOIS -- 5.9%
Chicago, Illinois O'Hare
   International Airport Revenue
   Bond for Industrial Lien,
   Series C (A) (B) (C)
   3.400%, 07/05/96               1,500         1,500
Illinois Development Finance
   Authority Revenue Bond
   3.300%, 07/05/96               1,800         1,800
Illinois State Housing and
   Finance Authority Revenue
   Bond for Franciscan Village
   Project, Series A (A) (B) (C)
   3.400%, 07/05/96                 675           675
Illinois State Toll Highway
   Authority Revenue Bond,
   Series B (A) (B) (C)
   3.300%, 07/05/96               1,000         1,000
St. Charles, Illinois Industrial
   Development Authority
   Revenue Bond for Pier One
   Imports Project (A) (B) (C)
   3.500%, 07/05/96               1,300         1,300
                                            ---------
                                                6,275
                                            ---------
INDIANA -- 6.2%
Gary, Indiana Industrial
   Development Authority
   Revenue Bond for U.S. Steel
   Project (A) (B) (C)
   3.700%, 07/15/96               1,600         1,600
Jasper County, Indiana TECP (C)
   3.650%, 07/17/96                 500           500
Mt. Vernon, Indiana TECP (C)
   3.600%, 08/21/96               3,900         3,900
Sullivan, Indiana TECP (C)
   3.650%, 07/17/96                 600           600
                                            ---------
                                                6,600
                                            ---------



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                  [] COREFUND MONEY MARKET FUNDS


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
IOWA -- 0.4%
Des Moines, Iowa Commercial
   Development Revenue Bond
   for Capital Center III Project
   (A) (B) (C)
   3.100%, 07/05/96              $  400       $   400
                                            ---------
KANSAS -- 4.7%
Burlington, Kansas TECP (C)
   3.700%, 08/14/96               1,450         1,450
   3.700%, 09/06/96               2,000         2,000
   3.600%, 10/10/96               1,500         1,500
Wichita, Kansas Health Facilities
   Revenue Bond for Wichita
   Health Systems Project,
   Series XXV (A) (B) (C)
   3.650%, 07/05/96                 100           100
                                            ---------
                                                5,050
                                            ---------
KENTUCKY -- 2.1%
Jefferson County, Kentucky
   TECP (C)
   3.650%, 08/08/96               2,200         2,200
                                            ---------
LOUISIANA -- 4.5%
De Soto Parish, Louisiana
   Pollution Control Revenue
   Bond for Central Louisiana
   Electric Company Project
   (A) (B) (C)
   3.250%, 07/05/96                 700           700
East Baton Rouge, Louisiana
   Pollution Control Revenue
   Bond (A) (B) (C)
   3.600%, 07/01/96                 400           400
Jefferson Parish, Louisiana
   Industrial Development
   Authority Revenue Bond for
   George J. Ackel, Sr. Project
   (A) (B) (C)
   3.150%, 07/05/96                 800           800
Louisiana State Public Facilities
   Authority Revenue Bond for
   Kenner Hotel Project (A) (B) (C)
   3.600%, 07/01/96                 400           400
Louisiana State Recovery District
   Sales Tax Revenue, Series 88
   (A) (B) (C)
   3.650%, 07/01/96                 500           500
South Louisiana Port Common
   Marine Terminal Facilities
   Revenue Bond for Occidental
   Petroleum Project (A) (B) (C)
   3.400%, 07/05/96               2,000         2,000
                                            ---------
                                                4,800
                                            ---------
MICHIGAN -- 4.7%
Delta County, Michigan
   Environmental Improvement
   Revenue Bond for Mead
   Escambia Paper Project, Series C
   (A) (B) (C)
   3.600%, 07/01/96                 400           400


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
Michigan State GO (C)
   4.000%, 09/30/96              $2,000       $ 2,004
Michigan State Industrial
   Development Authority Revenue
   Bond for Consumer Power
   Project (A) (B) (C)
   3.550%, 07/01/96               1,600         1,600
Michigan State Underground
   Storage Tank Financial
   Assurance Authority Revenue
   Bond, Series I (A) (B) (C)
   3.450%, 08/15/96               1,000         1,000
                                            ---------
                                                5,004
                                            ---------
MINNESOTA -- 1.4%
Rochester, Minnesota TECP (C)
   3.700%, 07/03/96               1,500         1,500
                                            ---------
MISSISSIPPI -- 2.1%
Claiborne County, Mississippi
   TECP (C)
   3.650%, 07/24/96               1,000         1,000
   3.650%, 08/07/96               1,000         1,000
Jackson County, Mississippi Port
   Facility Revenue Bond for
   Chevron USA Project (A) (B) (C)
   3.550%, 07/01/96                 200           200
                                            ---------
                                                2,200
                                            ---------
MISSOURI -- 5.6%
Independence Waste, Missouri
   TECP (C)
   3.550%, 08/23/96               1,500         1,500
Missouri State Environmental
   Improvement TECP (C)
   3.550%, 07/10/96               1,500         1,500
University of Missouri Capital
   Project Note, Series FY
   4.750%, 06/30/97               3,000         3,025
                                            ---------
                                                6,025
                                            ---------
MONTANA -- 0.3%
Forsyth, Montana Pollution
   Control Revenue Bond for
   Portland General Electric
   Project (A) (B) (C)
   3.300%, 07/05/96                 200           200
Forsyth, Montana Pollution
   Control Revenue Bond for
   Portland General Electric
   Project, Series B (A) (B) (C)
   3.300%, 07/05/96                 100           100
                                            ---------
                                                  300
                                            ---------
NEVADA -- 1.4%
Nevada State Housing Facilities
   Revenue Bond for Multi-Unit
   Park Project, Series A (A) (B) (C)
   3.500%, 07/05/96               1,500         1,500
                                            ---------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
AS OF
JUNE 30, 1996


TAX-FREE RESERVE (CONTINUED)


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
NEW HAMPSHIRE -- 1.8%
Manchester, New Hampshire GO
   5.500%, 11/01/96              $1,945       $ 1,955
                                            ---------
NEW MEXICO -- 0.9%
Albuquerque, New Mexico Gross
   Receipts Revenue Bond
   (A) (B) (C)
   3.400%, 07/05/96               1,000         1,000
                                            ---------
NEW YORK -- 0.4%
New York City, New York
   Municipal Water Finance
   Authority Revenue Bond,
   Series C (A) (B) (C)
   3.600%, 07/01/96                 400           400
                                            ---------
NORTH CAROLINA -- 2.1%
North Carolina TECP (C)
   3.300%, 07/15/96               1,500         1,500
Wake County, North Carolina
   Industrial Development
   Authority Revenue Bond for
   Carolina Power & Light
   Company Project, Series A
   (A) (B) (C)
   3.400%, 07/05/96                 800           800
                                            ---------
                                                2,300
                                            ---------
OHIO -- 2.3%
Ohio State Air Quality Revenue
   Bond, Series B (A) (B)
   3.750%, 07/01/96               1,300         1,300
Ohio State Water Development
   Authority Revenue Bond for
   Environmental Mead Company,
   Series B (A) (B) (C)
   3.600%, 07/01/96               1,200         1,200
                                            ---------
                                                2,500
                                            ---------
OREGON -- 0.6%
Port of Portland, Oregon Pollution
   Control Revenue Bond for
   Reynold Metals Project
   (A) (B) (C)
   3.650%, 07/01/96                 500           500
Umatilla County, Oregon
   Franciscan Health System
   Revenue Bond, Series A
   (A) (B) (C)
   3.650%, 07/01/96                 100           100
                                            ---------
                                                  600
                                            ---------
PENNSYLVANIA -- 12.7%
Allegheny County, Pennsylvania
   Hospital Development Revenue
   Bond for Presbyterian University
   Hospital Project, Series B1
   (A) (B) (C)
   3.550%, 07/01/96               1,800         1,800


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
Allegheny County, Pennsylvania
   Hospital Development Revenue
   Bond for Presbyterian University
   Hospital Project, Series B2
   (A) (B) (C)
   3.550%, 07/01/96              $  300        $  300
Beaver County, Pennsylvania
   Industrial Development
   Authority Revenue Bond for
   Duquesne Light Company
   Project, Series B (A) (B) (C)
   3.250%, 07/05/96                 100           100
Langhorne, Pennsylvania Hospital
   Authority Revenue Bond for
   St. Mary's Hospital, Series A
   (A) (B) (C)
   3.600%, 07/01/96                 200           200
Lehigh County, Pennsylvania
   Industrial Development
   Authority Revenue Bond for
   Allegheny Electric Corporation
   Project (A) (B) (C)
   3.650%, 07/01/96                 300           300
Montgomery County, Pennsylvania
   TECP (C)
   3.400%, 07/11/96               2,400         2,400
   3.500%, 09/09/96               2,000         2,000
Pennsylvania State Higher
   Education Facilities Authority
   Revenue Bond for Carnegie
   Mellon University Project,
   Series B (A) (B)
   3.700%, 07/01/96               1,500         1,500
Pennsylvania State Higher
   Education Facilities Authority
   Revenue Bond for Carnegie
   Mellon University Project
   4.250%, 11/01/96               1,560         1,563
Pennsylvania State Higher
   Education Facilities Revenue
   Bond for Carnegie Mellon
   University Project, Series C
   (A) (B)
   3.700%, 07/01/96               2,300         2,300
Washington County, Pennsylvania
   Lease Revenue Bond (A) (B) (C)
   3.300%, 07/05/96               1,155         1,155
                                            ---------
                                               13,618
                                            ---------
SOUTH CAROLINA -- 1.4%
Berkley County, South Carolina
   Pollution Control Revenue
   Bond for Amoco Chemical
   Project (A) (B) (C)
   3.550%, 07/01/96                 700           700
Richland County, South Carolina
   Hospital Facilities Revenue
   Bond for Sunhealth-Orangeburg
   Project, Series C2 (A) (B) (C)
   3.600%, 07/05/96                 450           450

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                  [] COREFUND MONEY MARKET FUNDS



-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
York County, South Carolina
   Pollution Control Revenue
   Bond, Series NRU-84N-2
   (A) (B) (C)
   3.150%, 07/05/96              $  400        $  400
                                            ---------
                                                1,550
                                            ---------
SOUTH DAKOTA -- 0.7%
Rapid City, South Dakota
   Industrial Development
   Authority Revenue Bond for
   Corporate Property Association
   Project (A) (B) (C)
   3.300%, 07/05/96                 765           765
                                            ---------
TENNESSEE -- 0.2%
Sullivan County, Tennessee
   Industrial Development
   Authority Pollution Control
   Revenue Bond for Mead
   Project (A) (B) (C)
   3.650%, 07/01/96                 200           200
                                            ---------
TEXAS -- 13.3%
Camp County, Texas Industrial
   Development Authority
   Revenue Bond for Texas Oil &
   Gas Project (A) (B) (C)
   3.300%, 07/05/96                 500           500
Grapevine, Texas Industrial
   Development Authority
   Revenue Bond for American
   Airlines Project, Series A4
   (A) (B) (C)
   3.650%, 07/01/96                 100           100
Grapevine, Texas Industrial
   Development Authority
   Revenue Bond for American
   Airlines Project, Series B1
   (A) (B) (C)
   3.650%, 07/01/96                 200           200
Grapevine, Texas Industrial
   Development Authority
   Revenue Bond for American
   Airlines Project, Series B3
   (A) (B) (C)
   3.650%, 07/01/96                 600           600
Houston, Texas TRAN
   4.500%, 06/30/97               2,000         2,011
Hunt County, Texas Industrial
   Development Authority
   Revenue Bond for Trico
   Industries Incorporated
   Project (A) (B) (C)
   3.600%, 07/05/96               1,600         1,600
Montgomery County, Texas
   Industrial Development
   Authority Revenue Bond for
   Dallas Tile Corporation Project,
   Series A (A) (B) (C)
   3.150%, 07/05/96                 100           100



-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
Nueces County, Texas Health
   Facilities Authority Revenue
   Bond for Driscoll Children's
   Foundation Project (A) (B) (C)
   3.150%, 07/05/96              $1,675       $ 1,675
Port Arthur, Texas Navigation
   District Industrial Authority
   Revenue Bond for American
   Petrofina Incorporated
   Project (A) (B) (C)
   3.800%, 07/01/96                 900           900
Texas State Higher Education
   Authority Revenue Bond,
   Series B (A) (B) (C)
   3.100%, 07/05/96               1,900         1,900
Texas State TRAN, Series A
   4.750%, 08/30/96               4,600         4,607
                                            ---------
                                               14,193
                                            ---------
UTAH -- 3.5%
Davis County, Utah TRAN
   4.500%, 12/31/96               2,000         2,007
Salt Lake City, Utah TRAN
   4.500%, 12/31/96               1,750         1,757
                                            ---------
                                                3,764
                                            ---------
VERMONT -- 1.2%
Vermont State Student Loan
   Revenue Bond for Student
   Loan Assistance Corporation
   Project (A) (B) (C)
   3.650%, 07/01/96               1,335         1,335
                                            ---------
VIRGINIA -- 4.2%
Chesapeake, Virginia TECP (C)
   3.650%, 09/16/96               1,000         1,000
Virginia State Peninsula Port
   Authority TECP (C)
   3.600%, 07/17/96               1,000         1,000
   3.600%, 09/24/96               1,000         1,000
Virginia State Peninsula Port
   Authority Revenue Bond for
   Dominion Terminal Project,
   Series 1987C (A)
   3.600%, 07/01/96               1,500         1,500
                                            ---------
                                                4,500
                                            ---------
WEST VIRGINIA -- 0.4%
West Virginia State Hospital
   Finance Authority Revenue
   Bond for St. Mary's Hospital
   Project (A) (B) (C)
   3.300%, 07/05/96                 400           400
                                            ---------
WISCONSIN -- 0.7%
Lac Du Flambeau, Wisconsin
   Lake Superior Chippewa
   Indians Special Obligation for
   Simpson Electric Project
   (A) (B) (C)
   3.450%, 07/01/96                 800           800
                                            ---------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
NET ASSETS
AS OF
JUNE 30, 1996

TAX-FREE RESERVE (CONCLUDED)

-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
WYOMING -- 4.5%
Converse, Wyoming TECP (C)
   3.550%, 09/12/96              $1,000       $ 1,000
Gillette County, Wyoming
   TECP (C)
   3.600%, 09/19/96               1,200         1,200
Lincoln County, Wyoming
   Resource Recovery Revenue
   Bond for Exxon Project,
   Series C (A) (B) (C)
   3.600%, 07/01/96               1,900         1,900
Sublette County, Wyoming
   Pollution Control Revenue
   Bond for Exxon Project,
   Series 84 (A) (B) (C)
   3.550%, 07/01/96                 700           700
                                            ---------
                                                4,800
                                            ---------
TOTAL MUNICIPAL BONDS
(Cost $110,154)                               110,154
                                            ---------
TOTAL INVESTMENTS -- 102.9%
(Cost $110,154)                               110,154
                                            ---------
OTHER ASSETS AND LIABILITIES,
   NET -- (2.9%)                               (3,108)
                                            ---------


-------------------------------------------------------
DESCRIPTION                   PAR (000)     VALUE (000)
-------------------------------------------------------
NET ASSETS:
Portfolio Shares - Class Y ($0.001 par value
   - 250 million authorized) based on
   104,248,346 outstanding shares            $104,248
Portfolio Shares - Class C ($0.001 par value -
250 million authorized) based on
   2,851,047 outstanding shares                 2,851
Accumulated Net Realized Loss on
   Investments                                    (53)
                                            ---------
TOTAL NET ASSETS -- 100.0%                   $107,046
                                            =========
NET ASSET VALUE & REDEMPTION PRICE
   PER SHARE
     CLASS Y                                    $1.00
                                            =========
     CLASS C                                    $1.00
                                            =========


(A) VARIABLE RATE SECURITIES--THE RATE REFLECTED ON THE STATEMENT OF THE NET ASSETS IS THE RATE IN EFFECT ON JUNE 30, 1996.
(B) PUT OR DEMAND FEATURES EXIST REQUIRING THE ISSUER TO REPURCHASE THE INSTRUMENT PRIOR TO MATURITY. THE MATURITY DATE SHOWN IS THE LESSOR OF THE PUT DEMAND OR MATURITY DATE.
(C) SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR COMMERCIAL BANK OR FINANCIAL INSTITUTION.
GO -- GENERAL OBLIGATION
TECP -- TAX EXEMPT COMMERCIAL PAPER
TRAN -- TAX AND REVENUE ANTICIPATION NOTE
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF
OPERATIONS
(000)

                                                  [] COREFUND MONEY MARKET FUNDS

FOR THE YEAR
ENDED
JUNE 30, 1996

                                          --------    --------    --------
                                                                    TAX-
                                          TREASURY      CASH        FREE
                                          RESERVE      RESERVE     RESERVE
                                          --------    --------    --------
INVESTMENT INCOME:
   Interest                               $ 32,947    $ 36,234    $  2,653
                                          --------    --------    --------
     Total investment income                32,947      36,234       2,653
EXPENSES:
   Investment advisory fees                  2,797       3,063         343
   Less investment advisory fees waived     (1,102)     (1,237)       (135)
   Administrative fees                       1,503       1,618         187
   Less administrative fees waived            (536)       (582)        (76)
   Transfer agent fees & expenses              172         196          25
   Custodian                                  --          --          --
   Professional fees                            54          59           5
   Registration & filing fees                   69         102           1
   12b-1 fees                                   51          47           5
   Taxes--other than income                   (137)       (155)        (23)
   Printing                                     49          53           9
   Organization costs                         --          --          --
   Miscellaneous                               101          94          12
                                          --------    --------    --------
   Total expenses                            3,021       3,258         353
                                          --------    --------    --------
   NET INVESTMENT INCOME                    29,926      32,976       2,300

   NET REALIZED AND UNREALIZED LOSS
     ON INVESTMENTS:
   Net realized loss from security
     transactions                               (4)         (2)       --
   Net change unrealized appreciation
     on investments                           --          --          --
                                          --------    --------    --------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                      $ 29,922    $ 32,974    $  2,300
                                          ========    ========    ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
OF CHANGES
IN NET ASSETS
(000)
FOR THE PERIODS
ENDED
JUNE 30

                                               ------------------------  ------------------------    --------------------------
                                                       TREASURY                    CASH                       TAX-FREE
                                                        RESERVE                   RESERVE                      RESERVE
                                               ------------------------  ------------------------    --------------------------
                                                   1996         1995        1996          1995          1996            1995
                                               -----------  -----------  -----------  -----------    -----------    -----------
OPERATIONS:
   Net investment income                       $    29,926  $    23,160  $    32,976  $    27,369    $     2,300    $     2,418
   Net realized gain (loss) on securities
     transactions                                       (4)           4           (2)         (30)          --              (27)
                                               -----------  -----------  -----------  -----------    -----------    -----------
   Net increase in net assets resulting
     from operations                                29,922       23,164       32,974       27,339          2,300          2,391
                                               -----------  -----------  -----------  -----------    -----------    -----------
DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Class Y*                                      (28,940)     (22,642)     (32,056)     (26,626)        (2,245)        (2,359)
     Class C*                                         (986)        (518)        (920)        (743)           (55)           (59)
   Net realized gain:
     Class Y*                                         --           --           --           --             --             --
     Class C*                                         --           --           --           --             --             --
                                               -----------  -----------  -----------  -----------    -----------    -----------
       Total dividends distributed                 (29,926)     (23,160)     (32,976)     (27,369)        (2,300)        (2,418)
                                               -----------  -----------  -----------  -----------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
   Class Y*
     Proceeds from shares issued in merger (a)     397,193         --        220,190         --           51,375           --
     Proceeds from shares issued                 2,291,733    1,884,529    1,319,098    1,153,765        223,212        196,955
     Reinvestment of cash distributions              5,323        5,268        3,471        3,226            216            228
     Cost of shares redeemed                    (2,280,888)  (1,895,568)  (1,262,885)  (1,151,894)      (233,363)      (213,785)
                                               -----------  -----------  -----------  -----------    -----------    -----------
     Increase (decrease) in net assets from
       Class Y* transactions                       413,361       (5,771)     279,874        5,097         41,440        (16,602)
                                               -----------  -----------  -----------  -----------    -----------    -----------
   Class C*
     Proceeds from shares issued in merger (a)         744         --          2,038         --            1,258           --
     Proceeds from shares issued                    32,271       31,754       34,793       42,775          2,753          3,788
     Reinvestment of cash distributions                440          257          905          690             53             55
     Cost of shares redeemed                       (35,682)     (17,973)     (35,584)     (37,332)        (2,738)        (5,026)
                                               -----------  -----------  -----------  -----------    -----------    -----------
     Increase (decrease) in net assets from
       Class C transactions                         (2,227)      14,038        2,152        6,133          1,326         (1,183)
                                               -----------  -----------  -----------  -----------    -----------    -----------
   Increase (decrease) in net assets derived
     from capital share transactions               411,134        8,267      282,026       11,230         42,766        (17,785)
                                               -----------  -----------  -----------  -----------    -----------    -----------
       Net increase (decrease) in net assets       411,130        8,271      282,024       11,200         42,766        (17,812)
                                               -----------  -----------  -----------  -----------    -----------    -----------
NET ASSETS:
   Beginning of year                               500,818      492,547      527,924      516,724         64,280         82,092
                                               -----------  -----------  -----------  -----------    -----------    -----------
   End of year                                 $   911,948  $   500,818  $   809,948  $   527,924    $   107,046    $    64,280
                                               ===========  ===========  ===========  ===========    ===========    ===========

*   ON APRIL 22, 1996 SERIES A SHARES WERE REDESIGNATED CLASS Y AND SERIES B SHARES
    WERE REDESIGNATED CLASS C.
(A) ON APRIL 15 & 22, THE CONESTOGA FUNDS WERE AQUIRED BY COREFUNDS INC.
    PLEASE SEE THE NOTES TO THE FINANCIAL STATEMENTS FOR FURTHER INFORMATION
    REGARDING THE TRANSACTION.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL
HIGHLIGHTS


                                                  [] COREFUND MONEY MARKET FUNDS

FOR THE PERIODS
ENDED
JUNE 30

For a Share Outstanding Throughout the Period

                                                                                                            RATIO      RATIO OF
                    NET                                                  NET                     RATIO    OF EXPENSES NET INCOME
                   ASSET              DISTRIBUTIONS    NET             ASSETS       RATIO       OF NET     TO AVERAGE TO AVERAGE
                   VALUE       NET     FROM NET       ASSET           VALUE END   OF EXPENSES   INCOME     NET ASSETS NET ASSETS
                 BEGINNING INVESTMENT  INVESTMENT      END     TOTAL  OF PERIOD   TO AVERAGE  TO AVERAGE   (EXCLUDING (EXCLUDING
                 OF PERIOD   INCOME      INCOME     OF PERIOD RETURN    (000)     NET ASSETS  NET ASSETS    WAIVERS)   WAIVERS)
                 --------- ---------- ------------- --------  ------  ---------  ------------ ----------- ----------- ---------
----------------
TREASURY RESERVE
----------------
   CLASS Y*
   1996            $1.00      $0.05      $(0.05)     $1.00     5.20%   $892,562      0.50%       5.02%          0.77%    4.75%
   1995             1.00       0.05       (0.05)      1.00     4.98     479,206      0.48        4.91           0.85     4.54
   1994             1.00       0.03       (0.03)      1.00     2.91     484,974      0.48        2.87           0.86     2.49
   1993             1.00       0.03       (0.03)      1.00     2.96     446,788      0.46        2.89           0.85     2.50
   1992             1.00       0.05       (0.05)      1.00     4.73     444,388      0.38        4.58           0.82     4.14
   1991             1.00       0.07       (0.07)      1.00     7.11     427,439      0.37        6.80           0.82     6.35
   1990             1.00       0.08       (0.08)      1.00     8.38     270,524      0.37        8.03           0.84     7.56
   19892            1.00       0.06       (0.06)      1.00     4.66+    220,479      0.20        9.26           0.84     8.62

   CLASS C*
   1996            $1.00      $0.05      $(0.05)     $1.00     4.94%   $ 19,386      0.75%       4.81%          1.03%    4.53%
   1995             1.00       0.05       (0.05)      1.00     4.72      21,612      0.73        4.81           1.10     4.44
   1994             1.00       0.03       (0.03)      1.00     2.65       7,573      0.73        2.62           1.11     2.24
   19931            1.00       0.01       (0.01)      1.00     1.21+      7,672      0.75        2.46           1.14     2.07

------------
CASH RESERVE
------------

   CLASS Y*
   1996            $1.00      $0.05      $(0.05)     $1.00     5.26%   $790,211      0.50%       5.09%          0.78%    4.81%
   1995             1.00       0.05       (0.05)      1.00     5.15     510,341      0.48        5.04           0.85     4.67
   1994             1.00       0.03       (0.03)      1.00     3.00     505,273      0.47        2.95           0.85     2.57
   1993             1.00       0.03       (0.03)      1.00     2.99     460,832      0.46        2.97           0.85     2.58
   1992             1.00       0.05       (0.05)      1.00     4.83     568,672      0.38        4.68           0.82     4.24
   1991             1.00       0.07       (0.07)      1.00     7.28     473,187      0.37        6.94           0.82     6.49
   1990             1.00       0.08       (0.08)      1.00     8.65     316,290      0.34        8.28           0.80     7.82
   1989             1.00       0.09       (0.09)      1.00     8.87     186,151      0.37        8.62           0.90     8.05
   1988             1.00       0.07       (0.07)      1.00     6.70      82,399      0.55        6.54           1.14     5.96
   1987             1.00       0.06       (0.06)      1.00     5.85      35,054      0.54        5.60           1.01     5.13

   CLASS C*
   1996            $1.00      $0.05      $(0.05)     $1.00     5.00%   $ 19,736      0.75%       4.86%          1.03%    4.58%
   1995             1.00       0.05       (0.05)      1.00     4.89      17,583      0.73        4.86           1.10     4.49
   1994             1.00       0.03       (0.03)      1.00     2.74      11,451      0.72        2.70           1.10     2.32
   19931            1.00       0.01       (0.01)      1.00     1.23+     15,330      0.76        2.52           1.15     2.13

----------------
TAX-FREE RESERVE
----------------

   CLASS Y*
   1996            $1.00      $0.03      $(0.03)     $1.00     3.20%   $104,196      0.48%       3.14%          0.76%    2.86%
   1995             1.00       0.03       (0.03)      1.00     3.12      62,756      0.48        3.09           0.85     2.72
   1994             1.00       0.02       (0.02)      1.00     2.03      79,384      0.49        2.00           0.87     1.62
   1993             1.00       0.02       (0.02)      1.00     2.23      72,255      0.51        2.20           0.89     1.82
   1992             1.00       0.03       (0.03)      1.00     3.56      80,147      0.37        3.39           0.88     2.88
   19913            1.00       0.01       (0.01)      1.00     1.07+     42,573      0.06        4.20           0.81     3.45

   CLASS C*
   1996            $1.00      $0.03      $(0.03)     $1.00     2.95%    $ 2,850      0.73%       2.94%          1.02%    2.65%
   1995             1.00       0.03       (0.03)      1.00     2.86       1,524      0.73        2.80           1.10     2.43
   1994             1.00       0.02       (0.02)      1.00     1.78       2,708      0.74        1.75           1.12     1.37
   19931            1.00       0.01       (0.01)      1.00     0.85+      1,795      0.76        1.71           1.14     1.33


 * ON APRIL 22, 1996, SERIES A SHARES WERE REDESIGNATED CLASS Y AND SERIES B SHARES WERE REDESIGNATED CLASS C.
 + RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
 1 COMMENCED OPERATIONS JANUARY 4, 1993. RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 2 COMMENCED OPERATIONS NOVEMBER 21, 1988. RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 3 COMMENCED OPERATIONS APRIL 16, 1991. RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO
FINANCIAL
STATEMENTS
FOR THE YEAR
ENDED
JUNE 30, 1996



1.   ORGANIZATION
     The CoreFund Equity Index Fund, Equity Fund, Growth Equity Fund, Special Equity Fund, International Growth Fund, Balanced Fund (the Equity Funds), Short Term Income Fund, Short- Intermediate Bond Fund, Government Income Fund, Bond Fund, Intermediate Municipal Bond Fund, Global Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund (the Fixed Income Funds), Cash Reserve, Treasury Reserve, and Tax-Free Reserve (the Money Market Funds) are portfolios offered by CoreFunds, Inc. (The Company), an open-end investment company registered under the Investment Company Act of 1940, as amended. The Company is presently authorized to offer 20 separate portfolios (the Portfolios):

    EQUITY PORTFOLIOS:                              MONEY MARKET PORTFOLIOS:
    Equity Index Fund                               Treasury Reserve
    Equity Fund                                     Cash Reserve
    Growth Equity Fund                              Tax-Free Reserve
    Special Equity Fund                             Fiduciary Reserve
    International Growth Fund                       Fiduciary Treasury Reserve
    Balanced Fund                                   Fiduciary Tax-Free Reserve

    FIXED INCOME PORTFOLIOS:
    Short Term Income Fund
    Short-Intermediate Bond Fund
    Government Income Fund
    Bond Fund
    Intermediate Municipal Bond Fund
    Global Bond Fund
    Pennsylvania Municipal Bond Fund
    New Jersey Municipal Bond Fund

     The financial statements of the Equity Funds are included on pages 37 to 62, the financial statements of the Fixed Income Funds are included on pages 63 to 83 and the financial statements of the Money Market Funds are included on pages 84 to 95. The financial statements of the Fiduciary Reserve, Fiduciary Treasury Reserve and Fiduciary Tax-Free Reserve are not presented herein.

     The assets of each Portfolio are segregated, and a Shareholder's interest is limited to the Portfolio in which shares are held. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Portfolios.

     SECURITY VALUATION--Investment securities of the Equity and Fixed Income Funds which are listed on a securities exchange for which market quotations are available are valued by an independent pricing service at the last quoted sales price for such securities on each business day. If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price using procedures determined in good faith by the Board of Trustees. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

     Investment securities of the Money Market Funds are stated at amortized cost which approximates market value. Under this valuation method, purchaseydiscounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

     The books and records of the International Growth Fund and Global Bond Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following bases:

     (I) market value of investment securities, asset and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Growth Fund does not isolate the portion of gains or losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     The International Growth Fund and Global Bond Fund report certain foreign currency related transactions as components of unrealized and realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

                                                                     [] COREFUND


     FORWARD FOREIGN CURRENCY CONTRACTS--The International Growth Fund and Global Bond Fund enter into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. The aggregate principal amounts of the contracts are not recorded as the funds intend to settle the contracts prior to delivery. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The funds realize gains or losses at the time forward contracts are extinguished. Financial future contracts are valued at the settlement price established each day by the board of trade on exchange on which they are traded.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are accounted for on the trade date of the security purchase or sale. Cost used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period, which is calculated using the effective interest method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

     REPURCHASE AGREEMENTS--Securities pledged as collateral for Repurchase Agreements are held by each Portfolio's custodian bank until maturity of the Repurchase Agreements. Provisions of the Agreements and procedures adopted by the Advisor ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into insolvency proceedings, realization of collateral by the Portfolio may be delayed or limited.

     EXPENSES--Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Company are pro-rated to the Portfolios on the basis of relative net assets.yClass specific expenses, such as the 12B-1 fees, are borne by that class. Income, other expenses and accumulated realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net asset value each day.

     DISTRIBUTION TO SHAREHOLDERS--The Equity Index, Equity, Growth Equity, Special Equity, Balanced Fund and Global Bond Fund declare and pay dividends on a quarterly basis. The International Growth Fund declares and pays dividends on a semi-annual basis. Such dividends are reinvested in additional shares unless otherwise requested. The Short Term Income Fund, Short-Intermediate Bond Fund, Government Income Fund, Bond Fund, Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, Treasury Reserve, Cash Reserve and Tax-Free Reserve distributions from net investment income are declared on a daily basis and are payable on the first business day of the following month. Any net realized capital gains on sales of securities for a Portfolio are distributed to its shareholders at least annually.

     Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital in the period that the difference arises.

     Accordingly, the following permanent differences primarily attributable to realized foreign exchange gains and losses, have been reclassified from accumulated net realized gain (loss) on foreign currency transactions to undistributed net investment income:

                                                     (000)
                                                   --------
                 INTERNATIONAL GROWTH FUND         $ 1,440
                 GLOBAL BOND FUND                   (1,068)

These reclassifications have no effect on net assets or net asset values per share.

     FEDERAL INCOME TAXES--It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income tax is required.

     OTHER--Organizational costs incurred with the start up of the Balanced Fund, Government Income Fund, Short Term Income Fund, Intermediate Municipal Bond Fund, Global Bond Fund, Pennsylvania Municipal Bond Fund and New Jersey Municipal Bond Fund are being amortized on a straight line basis over a maximum period of sixty months. If any or all of the shares representing initial capital of each fund are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organizational cost balance in the same proportion as the number of shares redeemed bears to the initial shares outstanding immediately preceding the redemption.

NOTES TO
FINANCIAL
STATEMENTS
(CONTINUED)
FOR THE YEAR
ENDED
JUNE 30, 1996


3.   INVESTMENT ADVISORY AND CUSTODIAL SERVICES
     The Company has entered into an investment advisory agreement with CoreStates Investment Advisers, Inc. ("CSIA") to provide investment advisory services to each Fund. For its services CSIA receives a fee based on the annual average daily net assets of each Fund as shown in the following table:

                      ADVISER   INVESTMENT ADVISORY                              ADVISER    INVESTMENT ADVISORY
FUND                  FEE       AGREEMENT DATE         FUND                      FEE        AGREEMENT DATE
--------------------  -------   ------------------     -----------------------   ------     ------------------
Equity Index          0.40%     March 25, 1991         Short Term Income         0.74%      April 12, 1996
Equity                0.74      April 12, 1996         Short-Intermediate Bond   0.50       March 25, 1991
Growth Equity         0.75      March 25, 1991         Government Income         0.50       March 25, 1991
Special Equity        1.50      April 12, 1996         Bond                      0.74       April 12, 1996
International Growth  0.80      December 5, 1989       Global Bond               0.60       March 25, 1991
Balanced              0.70      March 25, 1991         Intermediate Municipal    0.50       March 25, 1991
                                                       Bond
Treasury Reserve      0.40      April 12, 1996         Pennsylvania Municipal    0.50       May 15, 1994
Cash Reserve          0.40      April 12, 1996         Bond
Tax-Free Reserve      0.40      April 12, 1996         New Jersey Municipal      0.50       May 15, 1994
                                                       Bond

     Prior to April 22, 1996 the Adviser fee for the Equity, Treasury Reserve, Cash Reserve and Tax-Free Reserve were 0.75%, 0.50%, 0.50% and 0.50%, respectively. This fee is computed daily and paid monthly for all Funds. Additionally, for the year ended June 30, 1996, CSIA has voluntarily waived a portion of their fees in order to assist the Funds in maintaining competitive expense ratios.

     CoreStates Bank serves as Custodian to the Company. No fees are being paid to CoreStates Bank for such services. Sub-Advisory services are provided to the CoreStates Advisers for the International Growth Fund by Martin Currie, Inc. and Aberdeen Managers (The "Sub-Advisers"). Sub-Advisory services are provided for the Global Bond Fund by Analytic TSA (formerly Alpha Global). CoreStates Advisers is responsible for the supervision, and payment of fees to the Sub-Advisers in connection with their services.

4.   ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES
     Pursuant to an Administration agreement dated October 30, 1992, as amended June 1, 1995, SEI Fund Resources ("SFR") acts as the Portfolio's Administrator. Under the terms of such agreement, SFR is entitled to receive an annual fee of 0.25% on the average net assets of the Portfolios. SFR voluntarily waives a portion of their fees in order to assist the Funds in maintaining competitive expense ratios.

     Effective for the period July 1, 1995 to November 16, 1995, SEI Financial Management Corporation acted as the Transfer Agent of the Trust. Pursuant to a Transfer Agency agreement dated November 16, 1995, Boston Financial Data Services ("BFDS"), a wholly owned subsidiary of State Street Bank and Trust Company acts as the Portfolio's Transfer Agent. As such, BFDS provides transfer agency, dividend disbursing and shareholder servicing for the Portfolios.

     On November 2, 1992, SEI Financial Services ("SFS"), a wholly owned subsidiary of SEI, became the "Portfolios" exclusive Distributor pursuant to a distribution agreement dated October 30, 1992.

     The Company has adopted a Distribution Plan (the Plan) for those Portfolios offering Class A shares. The Plan provides for the payment by the Company to the Distributor of up to 0.25% of the daily net assets of each Class A and C Portfolio to which the Plan is applicable. The Distributor is authorized to use this fee as compensation for its distribution related services and as payment to certain securities broker/dealers and financial institutions which enter into shareholder servicing agreements or broker agreements with the Distributor. The Portfolios paid approximately $149,000 to affiliated brokers for the fiscal year ended 1996 for commissions earned on the sales of the shares of the Funds.

     Certain officers of the Company are also officers of the Administrator. Such officers are paid no fees by the Portfolios.

     The Portfolios have paid legal fees to a law firm in which the Secretary of the Company is partner.

                                                                     [] COREFUND

5.   INVESTMENT TRANSACTIONS
     During the year ended June 30, 1996, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

----------------------------------------------------------------------------------------------------------------
                                              -------------------------------   --------------------------------
                                                        PURCHASES                            SALES
                                              -------------------------------   --------------------------------
                                                 U.S.                              U.S.
  PORTFOLIO INVESTMENT TRANSACTIONS (000)     GOVERNMENT    OTHER      TOTAL    GOVERNMENT    OTHER      TOTAL
                                              ----------   --------  --------   ----------   --------   --------
  Growth Equity Fund                           $     --    $ 85,109  $ 85,109     $    --    $ 71,263   $ 71,263
  Equity Fund                                        --      96,249    96,249          --     100,409    100,409
  Equity Index Fund                                  --      44,239    44,239          --      21,174     21,174
  Special Equity Fund                                --      41,311    41,311          --      46,401     46,401
  International Growth Fund                          --      49,435    49,435          --      60,528     60,528
  Balanced Fund                                   5,185      46,745    51,930       3,454      52,078     55,532
  Government Income Fund                         15,770       6,658    22,428      13,405       4,170     17,575
  Short Term Income Fund                         21,055       6,307    27,362      19,921       2,952     22,873
  Short-Intermediate Bond Fund                   52,624      39,555    92,179      56,010      30,134     86,144
  Intermediate Municipal Fund                        --         249       249          --         221        221
  Bond Fund                                    $214,483     166,396   380,879     219,103     156,101    375,204
  Global Bond Fund                                6,754      20,693    27,447       1,816      16,209     18,025
  Pennsylvania Municipal Bond Fund                   --       2,600     2,600          --       1,865      1,865
  New Jersey Municipal Bond Fund                     --         635       635          --         742        742
----------------------------------------------------------------------------------------------------------------

     At June 30, 1996, the Government Income Fund, Short- Intermediate Bond Fund, Intermediate Municipal Bond Fund, Global Bond Fund, Pennsylvania Municipal Bond Fund, Cash Reserve and Tax-Free Reserve had capital loss carryforwards for federal tax purposes of approximately $211,666, $1,700,933, $76,745, $990,270,
$8,879, $32,384 and $54,381, respectively, resulting from security sales. For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains. The carryforward for the Government Income Fund, Short- Intermediate Bond Fund, Intermediate Municipal Bond Fund, Global Bond Fund, Cash Reserve and Tax-Free Reserve Funds expires in 2003.

     At June 30, 1996 the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial purposes. The aggregate gross unrealized gain or loss on securities at June 30, 1996 for each portfolio within the CoreFunds is as follows:

----------------------------------------------------------------------------------------
                                                  ------------   ------------  --------
                                                    AGGREGATE     AGGREGATE
                                                      GROSS         GROSS
  AGGREGATE GROSS UNREALIZED GAIN (LOSS) (000)    APPRECIATION   DEPRECIATION     NET
                                                  ------------   ------------  --------
  Growth Equity Fund                                 $33,348        $  (783)    $32,565
  Equity Fund                                         53,452         (9,650)     43,802
  Equity Index Fund                                   45,993         (2,879)     43,114
  Special Equity Fund                                  9,558         (6,641)      2,917
  International Growth Fund                           16,025         (4,090)     11,935
  Balanced Fund                                       14,374         (1,776)     12,598
  Government Income Fund                                  47           (431)       (384)
  Short Term Income Fund                                  20            (98)        (78)
  Short-Intermediate Bond Fund                           621         (1,317)       (696)
  Intermediate Municipal Fund                              6            (10)         (4)
  Bond Fund                                              541         (2,655)     (2,114)
  Global Bond Fund                                       867           (817)         50
  Pennsylvania Municipal Bond Fund                       127           (109)         18
  New Jersey Municipal Bond Fund                          26             (3)         23
----------------------------------------------------------------------------------------

NOTES TO
FINANCIAL
STATEMENTS
(CONTINUED)
FOR THE YEAR
ENDED
JUNE 30, 1996


6. FORWARD FOREIGN CURRENCY CONTRACTS

The International Growth Fund and Global Bond Fund enter into forward foreign currency contracts as hedges against portfolio positions. Such contracts, which protect the value of a Fund's investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. The following forward foreign currency contracts were outstanding at June 30, 1996:

---------------------------------------------------------------------------------------
                                    ----------------     ------------   --------------
                                                                          UNREALIZED
                                      CONTRACTS TO       IN EXCHANGE     APPRECIATION
 INTERNATIONAL GROWTH FUND:          DELIVER/RECEIVE         FOR        (DEPRECIATION)
                                    ----------------     ------------   --------------
  Foreign Currency Sales:
  8/14/96                           JY 2,337,449,153     $22,588,500       $1,091,155
                                                                           ==========
  Foreign Currency Purchases:
  8/14/96                           JY 1,186,482,931      11,118,500       $ (206,505)
                                                                           ==========
    Net Unrealized Appreciation                                            $  884,650
                                                                           ==========
  GLOBAL BOND FUND:
  Foreign Currency Sales:
  7/26/96                           DM     8,822,000     $ 5,833,499       $   22,820
  7/22-10/22/96                     DK    22,132,600       3,816,448           33,699
  7/22-8/22/96                      FF    21,700,000       4,231,258            2,573
  7/26/96                           NL     5,123,500       3,030,939           20,726
                                                                           ----------
    Net Unrealized Appreciation                                            $   79,818
                                                                           ==========
--------------------------------------------------------------------------------------

CURRENCY LEGEND

DM     German Marks
DK     Danish Kroner
FF     French Francs
JY     Japanese Yen
NL     Netherlands Guilder

                                                                     [] COREFUND


7. CONCENTRATION OF CREDIT RISK

     The Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, and Tax-Free Reserve invest in debt instruments of municipal issuers. Although these Funds maintain a diversified portfolio, with the exception of the Pennsylvania Municipal Bond Fund and the New Jersey Municipal Bond Fund, the issuers ability to meet their obligations may be affected by economic developments in a specific state or region.

     The Intermediate Municipal Bond Fund, Pennsylvania Municipal Bond Fund, New Jersey Municipal Bond Fund, and Tax-Free Reserve invest in securities which include revenue bonds, tax exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At June 30, 1996, the percentage of portfolio investments by each revenue source was as follows:

---------------------------------------------------------------------------------------
                                     ------------  ------------    ----------  --------
                                     INTERMEDIATE  PENNSYLVANIA    NEW JERSEY
                                       MUNICIPAL     MUNICIPAL      MUNICIPAL
                                         BOND          BOND           BOND     TAX-FREE
                                         FUND          FUND           FUND      RESERVE
                                     ------------  ------------    ----------  --------
  REVENUE BONDS:
  Education Bonds                        18.2%          21.5%          22.3%      11.8%
  Health Care Bonds                       3.8           12.6           11.1        6.1
  Transportation Bonds                   16.3            7.3           18.6        8.5
  Utility Bonds                          21.2           14.9            8.5        3.1
  Housing Bonds                          --              5.2           --         --
  Pollution Control Bonds                --             --             --          8.5
  Industrial Bonds                       --              3.9           --          7.9
  Other                                   3.7            3.0            6.9        8.4
  GENERAL OBLIGATIONS                    36.8           31.6           32.6        3.6
  TAX EXEMPT COMMERCIAL PAPER            --             --             --         34.4
  TAX AND REVENUE ANTICIPATION NOTES     --             --             --          6.8
  TAX ANTICIPATION NOTES                 --             --             --          0.9
                                        ---            ---            ---        ---
                                        100%           100%           100%       100%
---------------------------------------------------------------------------------------

     The rating of long-term debt as a percentage of total value of investments at June 30, 1996 is as follows:

----------------------------------------------------------------------------------------------------
                           ------------  ------------ ----------   ------  ------------ ------------
                              SHORT-                                       PENNSYLVANIA  NEW JERSEY
                           INTERMEDIATE  INTERMEDIATE GOVERNMENT   GLOBAL  INTERMEDIATE INTERMEDIATE
                               BOND        MUNICIPAL    INCOME      BOND     MUNICIPAL    MUNICIPAL
                               FUND          FUND        FUND       FUND       FUND         FUND
                           ------------  ------------ ----------   ------  ------------ ------------
STANDARD & POORS RATINGS:
  AAA                           71%           54%         100%       89%         74%          32%
  AA                             3            22           --         7          20           49
  AA+                           --            --           --        --          --           --
  AA-                           --            --           --        --          --           --
  A+                            --            --           --        --          --           --
  A                             11             7           --        --           5            7
  NR                            15            17           --         4           1           12
                               ---           ---          ---       ---         ---          ---
                               100%          100%         100%      100%        100%         100%
----------------------------------------------------------------------------------------------------

     Many municipalities insure their obligations with insurance underwritten by insurance companies which undertake to pay a holder, when due, the interest and principal amount on an obligation if the issuer defaults on its obligation. Although bond insurance reduces the risk of loss due to default by the issuer, there is no assurance that the insurance company will meet its obligations. Also, some of the securities have credit enhancements (letters of credit or guarantees issued by third party domestic or foreign banks or other institutions). At June 30, 1996, the percentage of securities with credit enhancements are as follows:


   ----------------------------------------------------------------------
                                             -------       ---------
                                             LETTERS
                                               OF            BOND
                                             CREDIT        INSURANCE
                                             ------        ---------
   Intermediate Municipal Fund                 --            64.3%
   Pennsylvania Municipal Bond Fund            --            56.1
   New Jersey Municipal Bond Fund              --            27.9
   Tax-Free Reserve                           76.3%          --
   -----------------------------------------------------------------------

NOTES TO
FINANCIAL
STATEMENTS
(CONTINUED)
FOR THE YEAR
ENDED
JUNE 30, 1996


8. SHARE TRANSACTIONS (000):

For the fiscal year ended June 30, 1996.

                          ------ -------   ------  ------- ------------- --------  ----------  ----------  --------
                          EQUITY           GROWTH  SPECIAL INTERNATIONAL
                          INDEX   EQUITY   EQUITY  EQUITY      GROWTH    BALANCED     CASH      TREASURY    TAX-FREE
                           FUND  FUND (1)   FUND   FUND (2)     FUND       FUND      RESERVE     RESERVE    RESERVE
                          ------ -------   ------  ------- ------------- --------  ----------  ----------  --------
INSTITUTIONAL
Shares exchanged for
   Class Y shares           --      --     (5,306)    --        --          --           --          --
Shares issued               --     2,000     --        622      --          --           --          --        --
Shares issued in lieu
   of cash distributions    --     3,511     --        885      --          --           --          --        --
Shares repurchased          --    (5,337)    --     (1,228)     --          --           --          --        --
                          ------  ------   ------   ------    ------      ------   ----------  ----------  --------
Net Increase (Decrease)     --       174     --     (5,027)     --          --           --          --        --
                          ======  ======   ======   ======    ======      ======   ==========  ==========  ========
CLASS Y*
Shares issued in merger*    --     2,067     --      5,306     1,175       3,164      220,322     397,193    51,380
Shares issued              1,922     980    1,955      237     1,312       1,463    1,319,098   2,291,733   223,212
Shares issued in lieu
   of cash distributions     234    --        253     --         209         211        3,471       5,323       216
Shares repurchased        (1,045) (1,348)  (1,918)    (174)   (1,752)     (2,218)  (1,262,885) (2,280,888) (233,363)
                          ------  ------   ------   ------    ------      ------   ----------  ----------  --------
Net increase               1,111   1,699      290    5,369       944       2,620      280,006     413,361    41,445
                          ======  ======   ======   ======    ======      ======   ==========  ==========  ========
RETAIL
Shares exchanged
   for Class A shares       --      --       --        (89)     --          --           --          --        --
Shares issued               --        60     --         16      --          --           --          --        --
Shares issued in lieu
   of cash distributions    --        70     --         12      --          --           --          --        --
Shares repurchased          --       (38)    --         (3)     --          --           --          --        --
                          ------  ------   ------   ------    ------      ------   ----------  ----------  --------
Net increase (Decrease)     --        92     --        (64)     --          --           --          --        --
                          ======  ======   ======   ======    ======      ======   ==========  ==========  ========
CLASS A*
Shares issued in merger     --       169     --         89         4           8        2,041         744     1,258
Shares issued               --        32       78        8        32          55       34,793      32,271     2,753
Shares issued in lieu
   of cash distributions    --      --          6     --           4           8          905         440        53
Shares repurchased          --       (33)     (44)    --         (45)        (30)     (35,584)    (35,682)   (2,738)
                          ------  ------   ------   ------    ------      ------   ----------  ----------  --------
Net increase (Decrease)     --       168       40       97        (5)         41        2,155      (2,227)    1,326
                          ======  ======   ======   ======    ======      ======   ==========  ==========  ========
TOTAL SHARE ACTIVITY
   FOR PERIOD              1,111   2,133      330      375       939       2,661      282,161     411,134    42,771
                          ======  ======   ======   ======    ======      ======   ==========  ==========  ========

                                                                     [] COREFUND





8. SHARE TRANSACTIONS (000): -- CONTINUED

                         ----------  ------------ ---------- --------  -------- ------------ ------------   ----------
                                       SHORT-
                         SHORT TERM  INTERMEDIATE GOVERNMENT            GLOBAL  INTERMEDIATE PENNSYLVANIA   NEW JERSEY
                           INCOME       BOND        INCOME      BOND     BOND    MUNICICPAL    MUNICIPAL     MUNICIPAL
                          FUND (2)      FUND         FUND     FUND (2)   FUND     BOND FUND    BOND FUND     BOND FUND
                         ----------  ------------ ---------- --------  -------- ------------ ------------   ----------

INSTITUTIONAL
Shares exchanged
   for Class Y shares       (3,004)      --           --      (19,082)      --         --           --             --
Shares issued                  576       --           --        2,678       --         --           --             --
Shares issued in lieu
   of cash distributions        93       --           --          674       --         --           --             --
Shares repurchased          (1,252)      --           --       (2,692)      --         --           --             --
                           -------    -------      -------    -------    -------    -------      -------        -------
Net Increase                (3,587)      --           --      (18,422)      --         --           --             --
                           =======    =======      =======    =======    =======    =======      =======        =======
CLASS Y*
Shares issued in merger*     3,004     11,582         --       19,082       --         --            558           --
Shares issued                  213      1,699          542      1,306        523         20          113             34
Shares issued in lieu
   of cash distributions        20        380           42        139        164          1           13              4
Shares repurchased            (206)    (2,892)        (284)      (951)       (80)       (17)         (39)           (60)
                           -------    -------      -------    -------    -------    -------      -------        -------
Net increase                 3,031     10,769          300     19,576        607          4          645            (22)
                           =======    =======      =======    =======    =======    =======      =======        =======
RETAIL
Shares exchanged
   for Class A shares         --         --           --         (127)      --         --           --             --
Shares issued                 --         --           --           12       --         --           --             --
Shares issued in lieu
   of cash distributions      --         --           --            4       --         --           --             --
Shares repurchased              (1)      --           --          (19)      --         --           --             --
                           -------    -------      -------    -------    -------    -------      -------        -------
Net Increase                    (1)      --           --         (130)      --         --           --             --
                           =======    =======      =======    =======    =======    =======      =======        =======
CLASS A*
Shares issued in merger*      --          123         --          127       --         --             67           --
Shares issued                 --           28           16          6       --           13           12             28
Shares issued in lieu
   of cash distributions      --            9            7          1          1          3            2           --
Shares repurchased            --          (45)         (29)        (9)        (3)       (18)         (15)          --
                           -------    -------      -------    -------    -------    -------      -------        -------
Net increase                  --          115           (6)       125         (2)        (2)          66             28
                           =======    =======      =======    =======    =======    =======      =======        =======
TOTAL SHARE ACTIVITY
   FOR PERIOD                 (557)    10,884          294      1,149        605          2          711              6
                           =======    =======      =======    =======    =======    =======      =======        =======

 *   ON APRIL 15, 1996 COREFUNDS INC. ACQUIRED THE CONESTOGA FUNDS. AMOUNTS SHOWN
    IN THE 'SHARES ISSUED IN MERGER' CAPTION REFLECT SHARES OF THE RESPECTIVE
    COREFUND ISSUED IN EXCHANGE FOR THE ASSETS OF THE RESPECTIVE CONESTOGA FUND. ON
    APRIL 15 & 22 SERIES A SHARES WERE REDESIGNATED CLASS Y AND SERIES B SHARES WERE
    REDESIGNATED CLASS A FOR ALL FUNDS EXCEPT CASH RESERVE, TREASURY RESERVE, AND
    TAX-FREE RESERVE, WHICH WERE REDESIGNATED AS CLASS C SHARES.

(1) AMOUNTS ARE FOR THE PERIOD NOVEMBER 1, 1995 THROUGH APRIL 14, 1996.
(2) AMOUNTS ARE FOR THE PERIOD NOVEMBER 1, 1995 THROUGH APRIL 21, 1996.

NOTES TO
FINANCIAL
STATEMENTS
(CONTINUED)
FOR THE YEAR
ENDED
JUNE 30, 1996

9. ACQUISITION OF THE CONESTOGA FUNDS

     On December 7, 1995 and December 21, 1995, respectively, the Board of Trustees of the Company and the Board of Trustees of the Conestoga Funds (Conestoga) approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") providing for the transfer of all assets and liabilities of the Conestoga Funds in exchange for the issuance of shares in the Company in a tax-free reorganization. At a special meeting of shareholders held on March 22, 1996, the shareholders of Conestoga voted to approve the Reorganization Agreement. Pursuant to the Reorganization Agreement, on April 15, 1996 substantially all of the assets and liabilities of the Conestoga Cash Management, Tax-Free, U.S. Treasury Securities, Equity, Intermediate Income, Pennsylvania Tax-Free Bond, Balanced and International Equity Funds were transferred to the Company in a tax-free exchange for either institutional or individual shares of the Company, except for all of the assets and liabilities of the Conestoga Special Equity, Bond and Short-Term Income Funds which transferred on April 22, 1996 to newly-organized CoreFund investment portfolios. The detail of these business combinations as they relate to the Portfolios are described below.

     The following table summarizes certain relevant information of the Portfolios prior to and immediately after the business combinations on April 15, 1996 and April 22, 1996. Unless indicated otherwise, the CoreFund Portfolio is the accounting survivor.

---------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES      COMBINED
                                                                                       ISSUED IN    NET ASSETS       NAV
                          SHARES @     NET ASSETS @                                    BUSINESS    AFTER BUSINESS    PER
  CONESTOGA FUND          4/15/ 96       4/15/ 96                COREFUND             COMBINATION   COMBINATION     SHARE
--------------------  --------------  -------------        -----------------------  -------------- --------------  --------
Cash Management Fund                                       Cash Reserve
   Institutional Shares  220,322,384  $220,189,531              Institutional Shares   220,189,709 $847,447,402    $ 1.00
   Retail Shares           2,041,405     2,038,370              Individual Shares        2,038,419   20,673,698      1.00
Tax-Free Fund Fund                                         Tax-Free Reserve
   Institutional Shares   51,379,922    51,375,489              Institutional Shares    51,375,516  104,896,223      1.00
   Retail Shares           1,258,231     1,258,071              Individual Shares        1,258,231    2,631,816      1.00
U.S. Treasury Securities Fund                              Treasury Reserve
   Institutional Shares  397,192,930   397,192,693              Institutional Shares   397,375,516  907,179,954      1.00
   Retail Shares             743,703       743,873              Individual Shares          743,703   20,662,296      1.00
Equity Fund1                                               Equity Fund
   Institutional Shares   22,334,281   370,740,042              Institutional Shares     2,066,877  405,049,356     16.60
   Retail Shares             477,115     7,916,398              Individual Shares          169,196   10,723,729     16.59
Intermediate Income Fund                                   Short-Intermediate Bond Fund
   Institutional Shares   10,943,740   113,378,113              Institutional Shares    11,581,750  169,106,386      9.79
   Retail Shares             116,393     1,206,986              Individual Shares          123,311    3,060,429      9.79
Pennsylvania Tax-Free Fund                                 Pennsylvania Municipal Bond Fund
   Institutional Shares      566,976     5,703,144              Institutional Shares       557,994    8,784,273     10.22
   Retail Shares              68,008       684,055              Individual Shares           66,905      929,951     10.22
Balanced Fund                                              Balanced Fund
   Institutional Shares    3,720,166    38,297,844              Institutional Shares     3,163,886  107,866,268     12.10
   Retail Shares               9,232        95,033              Individual Shares            7,850    2,870,301     12.11
International Equity Fund                                  International Growth Fund
   Institutional Shares    1,454,181    16,130,491              Institutional Shares     1,174,860  143,410,586     13.73
   Retail Shares               5,304        58,772              Individual Shares            4,281    2,134,656     13.72
--------------------------------------------------------------------------------------------------------------------------

                                                                                         SHARES      COMBINED
                                                                                       ISSUED IN   NET ASSETS       NAV
                          SHARES @    NET ASSETS @                                      BUSINESS  AFTER BUSINESS    PER
  CONESTOGA FUND          4/22/ 96      4/22/ 96                COREFUND              COMBINATION  COMBINATION     SHARE
------------------  ----------------  ------------         -------------------------- ----------- --------------  --------
Special Equity Fund(1)                                     Special Equity Fund
   Institutional Shares   5,306,327  $ 58,928,614               Institutional Shares    5,306,327  $ 58,928,614    $11.11
   Retail Shares             88,731       984,343               Individual Shares          88,731       984,343     11.09
Bond Fund(1)                                               Bond Fund
   Institutional Shares  19,081,597   194,598,883               Institutional Shares   19,081,597   194,598,883     10.20
   Retail Shares            126,977     1,295,564               Individual Shares         126,977     1,295,564     10.20
Short-Term Income Fund(1)                                  Short Term Income Fund
   Institutional Shares   3,004,321    29,907,243               Institutional Shares    3,004,321    29,907,243      9.95
   Retail Shares                 48           474               Individual Shares              48           474      9.94

The acquired unrealized appreciation/(depreciation) at April 15, 1996 of the Conestoga Intermediate Income, Pennsylvania Tax-Free, Balanced and International Equity Funds were ($1,420,974), ($78,904), $981,675, and $1,348,380, respectively. The acquired appreciation of the Conestoga Equity Fund at April 15, 1996 was $4,231,903. The acquired unrealized appreciation/(depreciation) at April 22, 1996 of the Conestoga Special Equity, Bond, and Short-Term Income Funds were $4,066,989, ($4,179,133) and ($57,636), respectively.

(1) THE CONESTOGA FUND IS THE ACCOUNTING SURVIVOR IN THIS BUSINESS COMBINATION.

                                                                     [] COREFUND




10. SHAREHOLDER VOTING RESULTS (UNAUDITED):

     There was a special meeting scheduled for April 9,1996 at which the shareholders of the Cash Reserve, Treasury Reserve, Growth Equity Fund, Short Intermediate Bond Fund (formerly Intermediate Bond Fund), Government Income Fund, Intermediate Municipal Bond Fund, Tax-Free Reserve, Value Equity Fund, Global Bond Fund, Equity Index Fund, Balanced Fund, International Growth Fund, New Jersey Municipal Bond Fund, Fiduciary Reserve, Fiduciary Tax Free Reserve, Fiduciary Treasury Reserve, (the "Funds") voted on a series of proposals (the "Proposals"). With respect to Proposal 2 relating to the Pennsylvania Municipal Bond Fund, the meeting was adjourned until July 17, 1996. The proposals and the results of the shareholder meeting are set forth below (unaudited).


PROPOSAL 1: To consider and act upon a proposal to elect a Board of Directors.

ELECTION OF DIRECTORS:
                   SHARES VOTED "FOR"      % OF VOTED      % OF TOTAL
                   ------------------     ------------     ----------
Emil J. Mikity       897,624,729.00          99.67%          54.71%
George H. Strong     897,631,180.00          99.67%          54.71%
Erin Anderson        897,649,083.00          99.67%          54.71%
Cheryl H. Wade       897,614,431.00          99.67%          54.71%
Thomas J. Taylor     897,630,502.00          99.67%          54.71%

                   SHARES VOTED "FOR"
                   WITHHELD AUTHORITY      % OF VOTED      % OF TOTAL
                   ------------------     ------------     ----------
Emil J. Mikity        2,998,845.00            0.33%           0.18%
George H. Strong      2,992,394.00            0.33%           0.18%
Erin Anderson         2,974,491.00            0.33%           0.18%
Cheryl H. Wade        3,009,143.00            0.33%           0.18%
Thomas J. Taylor      2,993,072.00            0.33%           0.18%

PROPOSAL 2: To consider and vote upon a proposal to approve a new advisory agreement between the Company, on behalf of each Fund, and CoreStates Investment Advisers, Inc. ("CoreStates Advisers"), pursuant to which CoreStates Advisers will act as investment adviser with respect to the assets of the Funds, effective upon the merger of CoreStates Corp.
("CoreStates") and Meridian Bancorp, Inc. ("Meridian") (the "Merger").

SHORT-INTERMEDIATE BOND FUND

                          SHARES VOTED        % OF VOTED       % OF TOTAL
                         --------------      ------------      ----------
FOR                        2,812,494.00         96.91%           48.69%
AGAINST                       57,130.00          1.97%            0.99%
ABSTAIN                       32,682.00          1.13%            0.57%

CASH RESERVE FUND
                          SHARES VOTED        % OF VOTED       % OF TOTAL
                         --------------      ------------      ----------
FOR                       302,869,534.00        99.98%           51.28%
AGAINST                       631,760.00          .21%             .11%
ABSTAIN                     2,501,075.00          .82%             .42%

TREASURY RESERVE FUND
                          SHARES VOTED        % OF VOTED       % OF TOTAL
                         --------------      ------------      ----------
FOR                       279,305,695.00        99.86%           50.22%
AGAINST                       181,597.00          .6%              .3%
ABSTAIN                       206,812.00          .7%              .4%

GROWTH EQUITY FUND
                          SHARES VOTED        % OF VOTED       % OF TOTAL
                         --------------      ------------      ----------
FOR                        4,370,815.00         97.35%           50.83%
AGAINST                       32,878.00           .73%             .38%
ABSTAIN                       85,945.00          1.91%             .1%

NOTES TO
FINANCIAL
STATEMENTS
(CONTINUED)

                                                                     [] COREFUND

FOR THE YEAR
ENDED
JUNE 30, 1996

INTERMEDIATE BOND FUND
                               SHARES VOTED        % OF VOTED      % OF TOTAL
                              --------------      ------------     ----------
FOR                                62,694.00         84.04%          49.96%
AGAINST                                 0.00          0.00%           0.00%
ABSTAIN                            11,905.00         15.96%           9.49%

GOVERNMENT INCOME FUND
                               SHARES VOTED        % OF VOTED      % OF TOTAL
                              --------------      ------------     ----------
FOR                               824,683.00         99.62%          55.41%
AGAINST                                 0.00          0.00%           0.00%
ABSTAIN                             3,152.00           .38%            .21%

TAX-FREE RESERVE FUND
                               SHARES VOTED        % OF VOTED      % OF TOTAL
                              --------------      ------------     ----------
FOR                            33,136,439.00         99.71%          49.91%
AGAINST                            97,294.00           .29%            .15%
ABSTAIN                                 0.00          0.00%           0.00%

VALUE EQUITY FUND
                               SHARES VOTED        % OF VOTED      % OF TOTAL
                              --------------      ------------     ----------
FOR                             2,010,658.00         99.92%          75.86%
AGAINST                                65.00          0.00%           0.00%
ABSTAIN                             1,501.00           .7%             .6%

GLOBAL BOND FUND
                               SHARES VOTED        % OF VOTED      % OF TOTAL
                              --------------      ------------     ----------
FOR                             3,279,675.00        100.00%          95.19%
AGAINST                                 0.00          0.00%           0.00%
ABSTAIN                                 0.00          0.00%           0.00%

EQUITY INDEX FUND
                               SHARES VOTED        % OF VOTED      % OF TOTAL
                              --------------      ------------     ----------
FOR                             3,164,839.00         99.40%          59.23%
AGAINST                             5,049.00           .16%            .9%
ABSTAIN                            14,111.00           .44%            .26%

BALANCED FUND
                               SHARES VOTED        % OF VOTED      % OF TOTAL
                              --------------      ------------     ----------
FOR                             3,134,366.00         96.20%          53.00%
AGAINST                            24,641.00           .76%            .42%
ABSTAIN                            99,236.00          3.05%           1.68%

INTERNATIONAL GROWTH FUND
                               SHARES VOTED        % OF VOTED      % OF TOTAL
                              --------------      ------------     ----------
FOR                             6,439,273.00         99.87%          71.92%
AGAINST                             1,804.00           .3%             .2%
ABSTAIN                             6,466.00           .10%            .7%

NJ MUNICIPAL FUND
                               SHARES VOTED        % OF VOTED      % OF TOTAL
                              --------------      ------------     ----------
FOR                                83,788.00        100.00%          52.19%
AGAINST                                 0.00          0.00%           0.00%
ABSTAIN                                 0.00          0.00%           0.00%

                                                                     [] COREFUND




FIDUCIARY RESERVE FUND
                            SHARES VOTED      % OF VOTED    % OF TOTAL
                           --------------    ------------   ----------
FOR                        195,289,296.00       99.85%        53.52%
AGAINST                         50,476.00         .3%           .1%
ABSTAIN                        237,317.00         .12%          .7%

FIDUCIARY TAX-FREE FUND
                            SHARES VOTED      % OF VOTED    % OF TOTAL
                           --------------    ------------   ----------
FOR                         55,972,626.00       99.12%        73.01%
AGAINST                         67,984.00         .12%          .22%
ABSTAIN                        428,845.00         .76%          .56%

FIDUCIARY TREASURY FUND
                            SHARES VOTED      % OF VOTED    % OF TOTAL
                           --------------    ------------   ----------
FOR                         15,216,211.00      100.00%        76.23%
AGAINST                              0.00        0.00%         0.00%
ABSTAIN                              0.00        0.00%         0.00%

PENNSYLVANIA MUNICIPAL BOND FUND
                            SHARES VOTED      % OF VOTED    % OF TOTAL
                           --------------    ------------   ----------
FOR                            565,475.00       96.40%        58.19%
AGAINST                         19,980.00        3.41%         2.06%
ABSTAIN                          1,119.00         .19%          .12%

PROPOSAL 3: To consider and vote upon a proposal to approve the selection of Martin Currie, Inc. ("Martin Currie") or its successor as a Sub-Adviser for a portion of the assets of the International Growth Fund.

INTERNATIONAL GROWTH FUND
                            SHARES VOTED      % OF VOTED     % OF TOTAL
                           --------------    ------------    ----------
FOR                          6,434,497.00       99.80%         71.86%
AGAINST                          6,500.00         .10%           .7%
ABSTAIN                          6,546.00         .10%           .7%

PROPOSAL 4: To consider and vote upon a proposal to approve the selection of Aberdeen Trust ("Aberdeen") or its successor as a Sub-Adviser for a portion of the assets of the International Growth Fund.

INTERNATIONAL GROWTH FUND
                            SHARES VOTED      % OF VOTED      % OF TOTAL
                           --------------    ------------     ----------
FOR                          6,438,013.00       99.85%          71.90%
AGAINST                          3,576.00         .6%             .4%
ABSTAIN                          5,953.00         .9%             .7%

PROPOSAL 5: To consider and vote upon a proposal to approve the selection of Alpha Global Fixed Income Managers, Inc. ("Alpha Global") or its successor as a Sub-Adviser to the Global Bond Fund.

GLOBAL BOND FUND
                             SHARES VOTED      % OF VOTED     % OF TOTAL
                            --------------    ------------    ----------
FOR                           3,279,675.00      100.00%         95.19%
AGAINST                               0.00        0.00%          0.00%
ABSTAIN                               0.00        0.00%          0.00%

NOTES TO
FINANCIAL
STATEMENTS
(CONTINUED)
FOR THE YEAR
ENDED
JUNE 30, 1996

PROPOSAL 6: To consider and vote upon a proposal to change the Global Bond Fund from a "diversified" investment company to a "non-diversified" investment company.

GLOBAL BOND FUND
                       SHARES VOTED           % OF VOTED       % OF TOTAL
                      --------------         ------------      ----------
FOR                     3,279,675.00           100.00%           95.19%
AGAINST                         0.00             0.00%            0.00%
ABSTAIN                         0.00             0.00%            0.00%

PROPOSAL 7: To consider and vote upon a proposal to change the fundamental policy of the Short-Intermediate Bond Fund so that the Fund maintains an average weighted maturity of two to five years instead of the existing average weighted maturity of three to ten years.

SHORT-INTERMEDIATE BOND FUND
                        SHARES VOTED           % OF VOTED       % OF TOTAL
                       --------------         ------------      ----------
FOR                      2,370,056.00            97.90%           41.03%
AGAINST                     36,158.00             1.49%             .63%
ABSTAIN                     14,715.00              .61%             .25%

PROPOSAL 8: To consider and vote upon an amended investment advisory agreement between CoreStates Advisers and each of the Fiduciary Treasury Reserve and Fiduciary Tax-Free Reserve ("Fiduciary Funds") which would increase (absent any fee waivers) the contractual advisory fee paid to CoreStates Advisers.

FIDUCIARY TREASURY FUND
                        SHARES VOTED            % OF VOTED       % OF TOTAL
                       --------------          ------------      ----------
FOR                     15,216,211.00            100.00%           76.23%
AGAINST                          0.00              0.00%            0.00%
ABSTAIN                          0.00              0.00%            0.00%

FIDUCIARY TAX-FREE FUND
                        SHARES VOTED            % OF VOTED       % OF TOTAL
                       --------------          ------------      ----------
FOR                     55,814,121.00             98.84%           72.80%
AGAINST                    170,134.00               .30%             .22%
ABSTAIN                    485,200.00               .86%             .63%

                                                                     [] COREFUND


                                   (UNAUDITED)

FOR TAXPAYERS FILING ON A CALENDAR YEAR BASIS, THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY.

Dear CoreFund Shareholders:

     For the fiscal year ended June 30, 1996, each portfolio is designating long-term capital gains, qualifying dividends and exempt income with regard to distributions paid during the year as follows:

                                      (A)           (B)
                                   LONG TERM     ORDINARY         (C)                        (E)
                                 CAPITAL GAINS    INCOME         TOTAL          (D)          TAX        (F)
                                 DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS  QUALIFYING     EXEMPT     FOREIGN
PORTFOLIO                         (TAX BASIS)   (TAX BASIS)   (TAX BASIS)   DIVIDENDS1    INTEREST  TAX CREDIT2
---------                        ------------- ------------- -------------  ----------    --------  -----------
Equity Index Fund ...................  47%           53%          100%           92%           0%       0%
Equity Fund .........................  12%           88%          100%           30%           0%       0%
Growth Equity Fund ..................  75%           25%          100%           64%           0%       0%
Special Equity Fund .................   5%           95%          100%           62%           0%       0%
International Growth Fund ...........  16%           84%          100%            0%           0%       9%(3)
Balanced Fund .......................  24%           76%          100%           30%           0%       0%
Short Term Income Fund ..............   0%          100%          100%            0%           0%       0%
Short-Intermediate Bond Fund ........   0%          100%          100%            0%           0%       0%
Government Income Fund ..............   0%          100%          100%            0%           0%       0%
Bond Fund ...........................   0%          100%          100%            0%           0%       0%
Global Bond Fund ....................   0%          100%          100%            0%           0%       0%
Intermediate Municipal Bond Fund ....   0%          100%          100%            0%         100%       0%
Pennsylvania Municipal Bond Fund ....   0%          100%          100%            0%         100%       0%
New Jersey Municipal Bond Fund ......   7%           93%          100%            0%         100%       0%
Treasury Reserve ....................   0%          100%          100%            0%           0%       0%
Cash Reserve ........................   0%          100%          100%            0%           0%       0%
Tax-Free Reserve ....................   0%          100%          100%            0%         100%       0%

Please consult your tax adviser for proper treatment of this information.

----------
(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE
    DIVIDENDS RECEIVED DEDUCTION.
(2) SEE ATTACHED NOTICE WHICH DETAILS THE PER SHARE AMOUNT OF FOREIGN TAXES PAID
    BY COUNTRY AND THE PER SHARE AMOUNT OF EACH DIVIDEND THAT REPRESENTS INCOME
    DERIVED FROM SOURCES WITHIN EACH COUNTRY.
(3) THIS AMOUNT REPRESENTS THE FOREIGN TAX CREDIT FOR CLASS Y. THE FOREIGN TAX
    CREDIT FOR CLASS A IS 10%.
*   ITEMS (A) AND (B) ARE BASED ON A PERCENTAGE OF THE PORTFOLIO'S TOTAL DISTRIBUTIONS.
**  ITEMS (D), (E) AND (F) ARE BASED ON A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS OF THE PORTFOLIO.

NOTES TO
FINANCIAL
STATEMENTS

                                                                     [] COREFUND

FOR THE YEAR
ENDED
JUNE 30, 1996

                                   (UNAUDITED)

FOR TAXPAYERS FILING ON A CALENDAR YEAR BASIS, THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY.
     The CoreFund International Growth Fund has made an election under Section 853 of the Internal Revenue Code to provide a foreign tax deduction or credit to its shareholders for the fiscal year ended June 30, 1996. The information provided below is pertinent to taxpayers who meet the following two criteria: 1) file a U.S. Federal Income Tax Return on the basis of the fiscal year ended June 30, 1996, and 2) held shares of the Fund on the dividend record date of December 28, 1995.

     The amount per share of income and foreign taxes paid to each country is listed in the following schedule:

                           Class Y                   Class A
                      Gross       Foreign        Gross      Foreign
Country             Dividend     Taxes Paid    Dividend    Taxes Paid
--------            --------     ----------    --------    ----------
Argentina.........   0.0039        0.0000       0.0035       0.0000
Australia.........   0.0071        0.0005       0.0064       0.0005
Austria...........   0.0020        0.0002       0.0018       0.0002
Belgium...........   0.0027        0.0003       0.0024       0.0003
Brazil............   0.0036        0.0002       0.0030       0.0002
Colombia..........   0.0002        0.0000       0.0002       0.0000
Chile.............   0.0020        0.0002       0.0018       0.0002
Ecuador...........   0.0009        0.0000       0.0008       0.0000
France............   0.0152        0.0000       0.0135       0.0000
Germany...........   0.0081        0.0005       0.0073       0.0005
Hong Kong.........   0.0272        0.0000       0.0242       0.0000
Ireland...........   0.0003        0.0000       0.0003       0.0000
Italy.............   0.0037        0.0007       0.0034       0.0007
Japan.............   0.0398        0.0047       0.0360       0.0047
Malaysia..........   0.0040        0.0007       0.0036       0.0007
Mexico............   0.0004        0.0000       0.0003       0.0000
Netherlands.......   0.0115        0.0010       0.0103       0.0010
Singapore.........   0.0115        0.0016       0.0104       0.0016
Spain.............   0.0084        0.0010       0.0076       0.0010
Sweden ...........   0.0042        0.0005       0.0037       0.0005
South Africa......   0.0046        0.0004       0.0041       0.0004
Switzerland.......   0.0068        0.0008       0.0062       0.0008
Thailand..........   0.0015        0.0001       0.0013       0.0001
United Kingdom....   0.1013        0.0123       0.0912       0.0123
United States.....   0.0390        0.0000       0.0346       0.0000
                     -------       -------      -------      -------
                     0.3099        0.0257       0.2779       0.0257

SHAREHOLDER
NOTES




                                                                     [] COREFUND

SHAREHOLDER
NOTES




                                                                     [] COREFUND

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE CORPORATION. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE CORPORATION UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CORESTATES BANK, N.A., THE PARENT CORPORATION OF EACH FUND'S INVESTMENT ADVISER. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF A MUTUAL FUND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. CORESTATES BANK, N.A. SERVES AS CUSTODIAN FOR THE FUNDS.

COREFUNDS, INC.



DIRECTORS
EMIL J. MIKITY, CHAIRMAN
GEORGE H. STRONG
ERIN ANDERSON
THOMAS TAYLOR
CHERYL WADE

OFFICERS
DAVID G. LEE, PRESIDENT
JAMES W. JENNINGS, SECRETARY

INVESTMENT ADVISER
CORESTATES INVESTMENT ADVISERS, INC.
PHILADELPHIA, PA 19101

ADMINISTRATOR
SEI FUND RESOURCES
WAYNE, PA 19087

DISTRIBUTOR
SEIFINANCIAL SERVICES COMPANY
WAYNE, PA 19087

LEGAL COUNSEL
MORGAN, LEWIS &BOCKIUS
PHILADELPHIA, PA 19103

AUDITORS
ERNST & YOUNG, LLP
PHILADELPHIA, PA 19103



INVESTMENT ADVISER

[GRAPHIC OMITTED]
CORESTATES LOGO


[GRAPHIC OMITTED]

[GRAPHIC OMITTED]


[GRAPHIC OMITTED]

FOR MORE INFORMATION, CALL COREFUND AT 1-800-355-CORE (2673).

                                                                   COR-F-044-04

                                 CoreFunds, Inc.
                                 --------------

                                FIDUCIARY RESERVE

                                  ANNUAL REPORT

                                  June 30, 1996

                           INVESTMENT ADVISER'S REPORT
                           COREFUND FIDUCIARY RESERVE
                                  JUNE 30, 1996


The CoreFund Fiduciary Reserve Fund (Class Y) returned 5.62% for the one-year period ended June 30, 1996. The Fund significantly outperformed its benchmark index, the IBC Financial Data All Taxable Money Fund Average, which returned 5.16% for the same period.

The Fund's assets decreased by 5.45% during the period from $406.6 million on June 30, 1995 to $384.4 million on June 30, 1996.

The average maturity of the Fund was adjusted quarterly in keeping with our view of Fed policy and movement of interest rates. The Awm had changed from 35-45 days to 55-65 during the one-year period. the current maturity target for the CoreFund Fiduciary is 45 to 50 days.

Portfolio structure continues to favor commercial paper as it offers the best absolute value to the Fund. During periods when corporate supply has dried up, U.S. Government agency discount notes have provided yield and at the same time did not present diversification issues.

STATEMENT OF NET ASSETS                    COREFUND FIDUCIARY MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996



                                        PAR      VALUE
FIDUCIARY RESERVE                      (000)     (000)
-------------------------------------------------------
COMMERCIAL PAPER - 82.9%
   Abbott Laboratories
         5.300%, 07/18/96 .........   $ 5,000   $ 4,987
   Alcatel-Alsthom
         5.190%, 07/05/96 .........    10,000     9,994
   Arco Coal Austrialia
         5.280%, 07/22/96 .........     4,900     4,885
   Asset Securitization Cooperative
         5.300%, 07/18/96 .........    10,000     9,975
         5.420%, 09/25/96 .........     5,000     4,935
   AT&T Capital
         5.260%, 08/15/96 .........     5,000     4,967
         5.240%, 08/28/96 .........     5,000     4,958
   Banc One Funding
         5.310%, 08/01/96 .........     5,000     4,977
   CAFCO
         5.250%, 09/04/96 .........     5,000     4,953
         5.350%, 09/16/96 .........     5,000     4,943
   Canadian Bank of Commerce
         5.300%, 07/11/96 .........    10,000     9,985
   Coca Cola
         5.280%, 07/15/96 .........     5,905     5,893
         5.330%, 08/19/96 .........     5,000     4,964
   E.I. duPont de Nemours
         5.260%, 08/05/96 .........     4,450     4,427
         5.350%, 08/08/96 .........     5,000     4,972
         5.330%, 08/12/96 .........     5,000     4,969
   Ford Motor Credit
         5.250%, 08/28/96 .........    10,000     9,915
         5.420%, 10/25/96 .........     5,000     4,913
   Gannett
         5.320%, 07/12/96 .........    10,000     9,984
   General Electric
         5.320%, 09/09/96 .........    10,000     9,896
   Goldman Sachs
         5.230%, 07/26/96 .........    10,000     9,964
   J.P. Morgan
         5.300%, 07/09/96 .........    10,000     9,988
   Kellogg
         5.250%, 07/17/96 .........     2,125     2,120
   Merrill Lynch
         5.310%, 08/07/96 .........    10,000     9,945

STATEMENT OF NET ASSETS (CONTINUED)        COREFUND FIDUCIARY MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996



                                     PAR      VALUE
FIDUCIARY RESERVE                   (000)     (000)
---------------------------------------------------
   Metropolitan Life Funding
         5.270%, 07/19/96 .....   $ 5,000   $ 4,987
         5.260%, 08/22/96 .....     2,000     1,985
   Mitsubishi International
         5.330%, 08/30/96 .....     5,000     4,956
   National Rural Utility
         5.270%, 07/29/96 .....     4,900     4,880
   New Center Asset Trust
         5.600%, 07/01/96 .....     9,000     9,000
   Norwest Financial
         5.320%, 07/08/96 .....    10,000     9,990
   Pitney Bowes Credit
         5.350%, 09/13/96 .....    10,000     9,890
   Procter & Gamble
         5.360%, 09/17/96 .....     5,000     4,942
   Province of Alberta
         5.300%, 09/03/96 .....     4,000     3,962
   Province of British Columbia
         5.370%, 11/29/96 .....    10,000     9,775
   Province of Quebec
         5.400%, 09/09/96 .....    10,000     9,895
         5.420%, 09/16/96 .....     4,000     3,954
   Prudential Funding
         5.250%, 07/01/96 .....     5,000     5,000
   Shell Oil
         5.210%, 07/31/96 .....     5,000     4,978
   Siemens
         5.300%, 08/15/96 .....     5,000     4,967
   Southwestern Bell Capital
         5.270%, 07/22/96 .....     5,000     4,985
         5.270%, 08/14/96 .....     5,000     4,968
   Swedish Export Credit
         5.270%, 08/26/96 .....     5,000     4,959
         5.380%, 12/03/96 .....     5,000     4,884
   Toyota Motor Credit
         5.280%, 08/29/96 .....     5,000     4,957
         5.000%, 10/11/96 .....     5,000     4,929
   Toys "R" Us
         5.320%, 07/23/96 .....     3,000     2,990
   Unilever Capital
         5.260%, 07/16/96 .....    10,000     9,978
         5.250%, 08/23/96 .....     5,000     4,961

STATEMENT OF NET ASSETS (CONTINUED)        COREFUND FIDUCIARY MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996



                                               PAR       VALUE
FIDUCIARY RESERVE                             (000)      (000)
---------------------------------------------------------------
   U.S. West Capital Funding
         5.340%, 08/16/96 ...............   $  5,000   $  4,966
   Walt Disney
         5.270%, 10/16/96 ...............      4,900      4,823
         5.270%, 11/18/96 ...............      2,000      1,959
   Weyerhauser
         5.290%, 07/23/96 ...............      4,600      4,585
                                                       --------
   TOTAL COMMERCIAL PAPER
      (Cost $318,614) ..............................    318,614
---------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.4%
   FNMA
         4.820%, 08/09/96 ...............     10,000      9,948
         4.811%, 07/10/96 ...............     10,000      9,988
         5.310%, 12/11/96 ...............     10,000      9,994
         4.780%, 02/14/97 ...............     10,000      9,992
                                                       --------
   TOTAL U.S. GOVERNMENT
      AGENCY OBLIGATIONS
      (Cost $39,922) ...............................     39,922
---------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 3.1%
   U.S. Treasury Bill(DAGGER)
         5.341%, 03/06/97 ...............     10,000      9,651
   U.S. Treasury STRIPS(DAGGER)
         5.520%, 02/15/97 ...............      2,500      2,416
                                                       --------
   TOTAL U.S. TREASURY OBLIGATIONS
      (Cost $12,067) ...............................     12,067
---------------------------------------------------------------
CORPORATE OBLIGATIONS - 1.3%
   American Express Centurion (A)
         5.423%, 07/10/96 ...............      5,000      5,000
                                                       --------
   TOTAL CORPORATE OBLIGATIONS
      (Cost $5,000) ................................      5,000
---------------------------------------------------------------
MASTER NOTES - 0.1%
   Associates Corporation of North America
         5.286%, 07/01/96 ...............        377        377
   SLMA
         5.290%, 07/01/96 ...............         13         13
                                                       --------
   TOTAL MASTER NOTES
      (Cost $390) ..................................        390
---------------------------------------------------------------
                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS (CONCLUDED)        COREFUND FIDUCIARY MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996



                                                PAR       VALUE
FIDUCIARY RESERVE                              (000)      (000)
---------------------------------------------------------------
TIME DEPOSITS - 2.6%
   Bank of Montreal
         5.500%, 07/01/96 ...............     $5,000    $ 5,000
   Sumitomo Bank
         5.688%, 07/01/96 ...............      5,000      5,000
                                                        -------
   TOTAL TIME DEPOSITS
      (Cost $10,000) ...............................     10,000
---------------------------------------------------------------
TOTAL INVESTMENTS - 100.4%
   (Cost $385,993) .................................    385,993
---------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET - (0.4%)..........     (1,547)
---------------------------------------------------------------
NET ASSETS:
   Portfolio Shares ($0.001 par value -
      750 million authorized) based on
      384,445,563 outstanding shares ...............    384,446
---------------------------------------------------------------
TOTAL NET ASSETS - 100.0% ..........................   $384,446
---------------------------------------------------------------
NET ASSET VALUE & REDEMPTION PRICE
     PER SHARE .....................................   $   1.00

(DAGGER) YIELD TO MATURITY
(A) VARIABLE RATE SECURITY - THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JUNE 30, 1996.
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
SLMA -- STUDENT LOAN MARKETING ASSOCIATION
STRIPS -- SEPARATELY TRADED REGISTERED INTEREST AND PRINCIPAL SECURITIES

                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS (000)                        COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
For the year ended June 30, 1996




FIDUCIARY RESERVE
--------------------------------------------------------------------------------
INVESTMENT INCOME:
         Interest ..............................................       $ 22,228
                                                                       --------
EXPENSES:
      Investment advisory fees .................................          1,892
      Less investment advisory fees waived .....................         (1,892)
      Administrative fees ......................................            989
      Less administrative fees waived ..........................           (532)
      Transfer agent fees & expenses ...........................             42
      Professional fees ........................................             31
      Registration & filing fees ...............................             75
      Printing .................................................             15
      Miscellaneous ............................................            (31)

                                                                       --------
Total expenses .................................................            589
                                                                       --------

NET INVESTMENT INCOME ..........................................         21,639
                                                                       --------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........       $ 21,639
                                                                       ========

                 See accompanying notes to financial tatements.

STATEMENT OF CHANGES IN NET ASSETS (000)             COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
For the years ended June 30




FIDUCIARY RESERVE
--------------------------------------------------------------------------------
                                                          07/01/95    07/01/94
                                                        TO 06/31/96  TO 06/31/95
                                                        -----------  -----------
OPERATIONS:
      Net investment income ...........................  $  21,639    $  21,503
      Net realized loss on securities sold ............       --             (4)
                                                         ---------    ---------
      Net increase in net assets resulting
         from operations ..............................     21,639       21,499
                                                         ---------    ---------
DIVIDENDS DISTRIBUTED FROM:
      Net investment income ...........................    (21,639)     (21,503)
                                                         ---------    ---------
CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares issued .....................    596,669      546,029
      Cost of shares redeemed .........................   (618,820)    (522,242)
                                                         ---------    ---------
      Increase (decrease) in net assets derived from
         capital share transactions ...................    (22,151)      23,783
                                                         ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS: ................    (22,151)      23,783
NET ASSETS:
      Beginning of period .............................    406,597      382,814
                                                         ---------    ---------
      End of period ...................................  $ 384,446    $ 406,597
                                                         =========    =========
SHARES ISSUED AND REDEEMED:
      Shares issued ...................................    596,669      546,029
      Shares redeemed .................................   (618,820)    (522,242)
                                                         ---------    ---------
      Increase (decrease) in net shares derived from
         capital share transactions ...................    (22,151)      23,787
                                                         ---------    ---------
OUTSTANDING SHARES:
      Beginning of period .............................    406,597      382,810
                                                         ---------    ---------
      End of period ...................................    384,446      406,597
                                                         =========    =========

                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS                                 COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996




FIDUCIARY RESERVE
--------------------------------------------------------------------------------
For a Share Outstanding Throughout the Period

                                                                                                                 RATIO     RATIO OF
                          NET                                 NET             NET                    RATIO   OF EXPENSES  NET INCOME
                         ASSET               DISTRIBUTIONS   ASSET           ASSETS    RATIO        OF NET    TO AVERAGE  TO AVERAGE
                         VALUE        NET      FROM NET      VALUE           END OF  OF EXPENSES    INCOME    NET ASSETS  NET ASSETS
                       BEGINNING  INVESTMENT  INVESTMENT    END OF  TOTAL    PERIOD  TO AVERAGE   TO AVERAGE  (EXCLUDING  (EXCLUDING
                       OF PERIOD    INCOME      INCOME      PERIOD  RETURN    000)   NET ASSETS   NET ASSETS   WAIVERS)    WAIVERS)
                       ---------  ---------- -------------  ------  ------   ------  -----------  ----------  ----------  ----------
For the year ended
   June 30, 1996         $1.00       0.05       (0.05)      $1.00    5.62%   $384,446    0.15%       5.46%       0.76%      4.85%

For the year ended
   June 30, 1995         $1.00       0.05       (0.05)      $1.00    5.46%$   406,597    0.17%       5.35%       0.81%      4.71%

For the year ended
   June 30, 1994         $1.00       0.03       (0.03)      $1.00    3.31%   $382,814    0.16%       3.24%       0.84%      2.56%

For the year ended
   June 30, 1993         $1.00       0.03       (0.03)      $1.00    3.29%   $424,363    0.17%       3.25%       0.81%      2.61%

For the year ended
   June 30, 1992         $1.00       0.05       (0.05)      $1.00    5.04%   $416,945    0.18%       4.96%       0.83%      4.31%

For the year ended
   June 30, 1991         $1.00       0.07       (0.07)      $1.00    7.49%   $453,947    0.15%       7.05%       0.80%      6.40%

For the period ended
   June 30, 1990 (1)     $1.00       0.08       (0.08)      $1.00    8.03%*  $232,091    0.13%       8.42%       0.83%      7.72%



----------
*     RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
(1)   THE FIDUCIARY RESERVE COMMENCED OPERATIONS AUGUST 7, 1989.
      RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.

                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS                        COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996






1. ORGANIZATION

The CoreFund Fiduciary Reserve is a Fund offered by CoreFunds, Inc. (the "Company"), an open-end investment company registered under the Investment Company Act of 1940, as amended.

The Company is presently authorized to offer shares in the following Funds (the "Funds"):

      EQUITY FUNDS:                                  MONEY MARKET FUNDS:
      Growth Equity Fund                             Cash Reserve
      Equity Fund                                    Treasury Reserve
      Equity Index Fund                              Tax-Free Reserve
      International Growth Fund                      Fiduciary Reserve
      Balanced Fund                                  Fiduciary Treasury Reserve
      Special Equity Fund                            Fiduciary Tax-Free Reserve

      FIXED INCOME FUNDS:
      Short-Term Income
      Government Income Fund
      Short-Intermediate Bond Fund
      Intermediate Municipal Bond Fund
      Bond Fund
      Global Bond Fund
      Pennsylvania Municipal Bond Fund
      New Jersey Municipal Bond Fund

The financial statements included herein present only those of the Fiduciary Reserve Fund. The financial statements of the remaining Funds are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fiduciary Reserve.

SECURITY VALUATION -- Investment securities of the Fiduciary Reserve Fund are stated at amortized cost which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)            COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996






SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding period. Interest income is recorded on the accrual basis.

EXPENSES -- Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Company are prorated to the Fund on the basis of relative net assets.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared on a daily basis and are payable on the first business day of the following month. Any net realized capital gains on sales of securities for a Fund are distributed to its shareholders at least annually.

FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required.

3.  INVESTMENT ADVISORY AND CUSTODIAL SERVICES

Pursuant to an investment advisory agreement dated August 12, 1996, investment advisory services are provided to the Company by CoreStates Investment Advisers, Inc. ("CoreStates Advisers"), a wholly-owned subsidiary of CoreStates Bank, N.A. ("CoreStates Bank"), itself a wholly-owned subsidiary of CoreStates Financial Corp. Under the terms of suchyagreement, CoreStates Advisers is entitled to receive an annual fee of 0.20% on the average net assets of the Fiduciary Reserve Fund. Prior to August 12, 1996 CoreStates Advisers was entitled to receive an annual fee of 0.50% on the average net assets of the Fiduciary Reserve Fund. For the year ended June 30, 1996, CoreStates Advisers earned $1,892,127 in investment advisory fees, all of which was voluntarily waived in order to assist the Fund in maintaining a competitive expense ratio.

CoreStates Bank also serves as Custodian to the Company. No fees are being paid to CoreStates Bank for such services.

4.  ADMINISTRATIVE, DISTRIBUTION, AND TRANSFER AGENT SERVICES

Pursuant to an administration agreement dated October 30, 1992, as amended June 1, 1995, SEI Fund Resources ("SFR"), a wholly-owned subsidiary of SEI Corporation, acts as the Fund's Administrator. Under the terms of such agreement, SFR is entitled to receive an annual fee of 0.25% on the average daily net assets of the Fiduciary Reserve Fund. Such a fee is computed daily and paid monthly. For the year ended June 30, 1996, administrative fees totaled $989,264 of which $532,139 was voluntarily waived in order to assist the Fund in maintaining a competitive expense ratio.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)            COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996






Effective for the period July 1, 1995 to November 16, 1995, SEI Financial Management Corporation acted as the Transfer Agent of the Fund. Pursuant to a transfer agency agreement dated November 16, 1995, Boston Financial Data Services ("BFDS") a subsidiary of State Street Bank and Trust Company acts as the Fund's Transfer Agent. As such, BFDS provides transfer agency, dividend disbursing, shareholder servicing and administrative services for the Fund.

On November 2, 1992, SEI Financial Services Company ("SFS"), also a wholly-owned subsidiary of SEI Corporation, became the Fund's exclusive Distributor pursuant to a distribution agreement dated October 30, 1992.

Certain officers of the Company are also officers of the Administrator. Such officers are not paid fees by the Fund.

The Fund has paid legal fees to a law firm in which the secretary of the Company is a partner.

SHAREHOLDER VOTING RESULTS (UNAUDITED):

There was a special meeting scheduled for April 9,1996 at which the shareholders of the Cash Reserve, Treasury Reserve, Growth Equity Fund, Short-Intermediate Bond Fund (formerly Intermediate Bond Fund), Government Income Fund, Intermediate Municipal Bond Fund, Tax-Free Reserve, Value Equity Fund, Global Bond Fund, Equity Index Fund, Balanced Fund, International Growth Fund, New Jersey Municipal Bond Fund, Fiduciary Reserve, Fiduciary Tax Free Reserve, Fiduciary Treasury Reserve, Elite Cash Reserve, Elite Government Reserve, and Elite Treasury Reserve (the "Funds") voted on a series of proposals (the "Proposals"). With respect to Proposal 2 relating to the Pennsylvania Municipal Bond Fund meeting was adjourned until July 17, 1996. The proposals and the results of the shareholder meeting are set forth as follows (unaudited).

PROPOSAL 1:   To consider and act upon a proposal to elect a Board of Directors.

ELECTION OF DIRECTORS:
                        SHARES VOTED "FOR"       % OF VOTED        % OF TOTAL

Emil J. Mikity           897,624,729.00            99.67%            54.71%
George H. Strong         897,631,180.00            99.67%            54.71%
Erin Anderson            897,649,083.00            99.67%            54.71%
Cheryl H. Wade           897,614,431.00            99.67%            54.71%
Thomas J. Taylor         897,630,502.00            99.67%            54.71%

                                                     COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996




                         SHARES VOTED "FOR"         % OF VOTED       % OF TOTAL
                         WITHHELD AUTHORITY

Emil J. Mikity             2,998,845.00               0.33%            0.18%
George H. Strong           2,992,394.00               0.33%            0.18%
Erin Anderson              2,974,491.00               0.33%            0.18%
Cheryl H. Wade             3,009,143.00               0.33%            0.18%
Thomas J. Taylor           2,993,072.00               0.33%            0.18%

PROPOSAL 2: To consider and vote upon a proposal to approve a new advisory agreement between the Company, on behalf of each Fund, and CoreStates Investment Advisers, Inc. ("CoreStates Advisers"), pursuant to which CoreStates Advisers will act as investment adviser with respect to the assets of the Funds, effective upon the merger of CoreStates Corp.
("CoreStates") and Meridian Bancorp, Inc. ("Meridian") (the "Merger").

SHORT-INTERMEDIATE BOND FUND
                               SHARES VOTED        % OF VOTED        % OF TOTAL

FOR                            2,812,494.00            96.91%            48.69%
AGAINST                           57,130.00             1.97%             0.99%
ABSTAIN                           32,682.00             1.13%             0.57%

CASH RESERVE FUND
                               SHARES VOTED        % OF VOTED        % OF TOTAL

FOR                          302,869,534.00            99.98%            51.28%
AGAINST                          631,760.00             0.21%             0.11%
ABSTAIN                        2,501,075.00             0.82%             0.42%

TREASURY RESERVE FUND
                               SHARES VOTED        % OF VOTED        % OF TOTAL
FOR                          279,305,695.00            99.86%            50.22%
AGAINST                          181,597.00              0.6%              0.3%
ABSTAIN                          206,812.00              0.7%              0.4%

GROWTH EQUITY FUND
                               SHARES VOTED        % OF VOTED        % OF TOTAL
FOR                            4,370,815.00            97.35%            50.83%
AGAINST                           32,878.00             0.73%             0.38%
ABSTAIN                           85,945.00             1.91%              0.1%

                                                     COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1995





INTERMEDIATE BOND FUND
                               SHARES VOTED        % OF VOTED        % OF TOTAL
FOR                               62,694.00            84.04%            49.96%
AGAINST                                0.00             0.00%             0.00%
ABSTAIN                           11,905.00            15.96%             9.49%

GOVERNMENT INCOME FUND
                               SHARES VOTED        % OF VOTED        % OF TOTAL
FOR                              824,683.00            99.62%           55.41%
AGAINST                                0.00             0.00%             0.00%
ABSTAIN                            3,152.00             0.38%            0.21%

TAX-FREE RESERVE FUND
                               SHARES VOTED        % OF VOTED        % OF TOTAL
FOR                            3,136,439.00            99.71%            49.91%
AGAINST                           97,294.00             0.29%             0.15%
ABSTAIN                                0.00             0.00%             0.00%

VALUE EQUITY FUND
                               SHARES VOTED        % OF VOTED        % OF TOTAL
FOR                            2,010,658.00            99.92%            75.86%
AGAINST                               65.00             0.00%             0.00%
ABSTAIN                            1,501.00              0.7%              0.6%

GLOBAL BOND FUND
                               SHARES VOTED        % OF VOTED        % OF TOTAL
FOR                            3,279,675.00           100.00%            95.19%
AGAINST                                0.00             0.00%             0.00%
ABSTAIN                                0.00             0.00%             0.00%

EQUITY INDEX FUND
                               SHARES VOTED        % OF VOTED        % OF TOTAL
FOR                            3,164,839.00            99.40%            59.23%
AGAINST                            5,049.00             0.16%              0.9%
ABSTAIN                           14,111.00             0.44%             0.26%

BALANCED FUND
                               SHARES VOTED        % OF VOTED        % OF TOTAL
FOR                            3,134,366.00            96.20%            53.00%
AGAINST                           24,641.00             0.76%             0.42%
ABSTAIN                           99,236.00             3.05%             1.68%

                                                     COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1995






INTERNATIONAL GROWTH FUND
                                  SHARES VOTED    % OF VOTED        % OF TOTAL
FOR                               6,439,273.00        99.87%            71.92%
AGAINST                               1,804.00          0.3%              0.2%
ABSTAIN                               6,466.00         0.10%              0.7%

NEW JERSEY MUNICIPAL FUND
                                  SHARES VOTED    % OF VOTED        % OF TOTAL
FOR                                  83,788.00       100.00%            52.19%
AGAINST                                   0.00         0.00%             0.00%
ABSTAIN                                   0.00         0.00%             0.00%

FIDUCIARY RESERVE FUND
                                  SHARES VOTED    % OF VOTED        % OF TOTAL
FOR                             195,289,296.00        99.85%            53.52%
AGAINST                              50,476.00          0.3%              0.1%
ABSTAIN                             237,317.00         0.12%              0.7%

FIDUCIARY TAX-FREE FUND
                                  SHARES VOTED    % OF VOTED        % OF TOTAL
FOR                              55,972,626.00        99.12%            73.01%
AGAINST                              67,984.00         0.12%             0.22%
ABSTAIN                             428,845.00         0.76%             0.56%

FIDUCIARY TREASURY FUND
                                  SHARES VOTED    % OF VOTED        % OF TOTAL
FOR                              15,216,211.00       100.00%            76.23%
AGAINST                                   0.00         0.00%             0.00%
ABSTAIN                                   0.00         0.00%             0.00%

PENNSYLVANIA MUNICIPAL BOND FUND
                                  SHARES VOTED    % OF VOTED        % OF TOTAL
FOR                                 565,475.00        96.40%            58.19%
AGAINST                              19,980.00         3.41%             2.06%
ABSTAIN                               1,119.00         0.19%             0.12%

                                                     COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1995




PROPOSAL 3: To consider and vote upon a proposal to approve the selection of Martin Currie, Inc. ("Martin Currie") or its successor as a Sub-Adviser for a portion of the assets of the International Growth Fund.

INTERNATIONAL GROWTH FUND
                               SHARES VOTED      % OF VOTED     % OF TOTAL
FOR                            6,434,497.00          99.80%         71.86%
AGAINST                            6,500.00           0.10%           0.7%
ABSTAIN                            6,546.00           0.10%           0.7%

PROPOSAL 4: To consider and vote upon a proposal to approve the selection of Aberdeen Trust ("Aberdeen") or its successor as a Sub-Adviser for a portion of the assets of the International Growth Fund.

INTERNATIONAL GROWTH FUND
                               SHARES VOTED      % OF VOTED     % OF TOTAL
FOR                            6,438,013.00          99.85%         71.90%
AGAINST                            3,576.00            0.6%           0.4%
ABSTAIN                            5,953.00            0.9%           0.7%

PROPOSAL 5: To consider and vote upon a proposal to approve the selection of Alpha Global Fixed Income Managers, Inc. ("Alpha Global") or its successor as a Sub-Adviser to the Global Bond Fund.

GLOBAL BOND FUND
                               SHARES VOTED      % OF VOTED     % OF TOTAL
FOR                            3,279,675.00         100.00%         95.19%
AGAINST                                0.00           0.00%          0.00%
ABSTAIN                                0.00           0.00%          0.00%

PROPOSAL 6: To consider and vote upon a proposal to change the Global Bond Fund from a "diversified" investment company to a "non-diversified" investment company.

GLOBAL BOND FUND
                               SHARES VOTED      % OF VOTED     % OF TOTAL
FOR                            3,279,675.00         100.00%         95.19%
AGAINST                                0.00           0.00%          0.00%
ABSTAIN                                0.00           0.00%          0.00%

                                                     COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1995




PROPOSAL 7: To consider and vote upon a proposal to change the fundamental policy of the Short Intermediate Bond Fund so that the Fund maintains an average weighted maturity of two to five years instead of the existing average weighted maturity of three to ten years.

SHORT-INTERMEDIATE BOND FUND
                               SHARES VOTED      % OF VOTED      % OF TOTAL
FOR                            2,370,056.00          97.90%          41.03%
AGAINST                           36,158.00           1.49%           0.63%
ABSTAIN                           14,715.00           0.61%           0.25%

PROPOSAL 8: To consider and vote upon an amended investment advisory agreement between CoreStates Advisers and each of the Fiduciary Treasury Reserve and Fiduciary Tax-Free Reserve ("Fiduciary Funds") which would increase (absent any fee waivers) the contractual advisory fee paid to CoreStates Advisers.

FIDUCIARY TREASURY FUND
                               SHARES VOTED      % OF VOTED      % OF TOTAL
FOR                           15,216,211.00         100.00%          76.23%
AGAINST                                0.00           0.00%           0.00%
ABSTAIN                                0.00           0.00%           0.00%

FIDUCIARY TAX-FREE FUND
                               SHARES VOTED      % OF VOTED      % OF TOTAL
FOR                           55,814,121.00          98.84%          72.80%
AGAINST                          170,134.00           0.30%           0.22%
ABSTAIN                          485,200.00           0.86%           0.63%

                       NOTICE TO SHAREHOLDERS OF COREFUNDS
                                   (UNAUDITED)


        For taxpayers filing on a calendar year basis, this notice is for informational purposes only.

Dear CoreFund Shareholders:

      For the fiscal year ended June 30, 1996, the Fiduciary Reserve Fund is designating long-term capital gains, qualifying dividends and exempt income with regard to distributions paid during the year as follows:

                                        (A)            (B)
                                     LONG TERM      ORDINARY          (C)                         (E)
                                   CAPITAL GAINS     INCOME          TOTAL          (D)           TAX         (F)
                                   DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS   QUALIFYING      EXEMPT     FOREIGN
         PORTFOLIO                  (TAX BASIS)    (TAX BASIS)    (TAX BASIS)   DIVIDENDS (1)   INTEREST  TAX CREDIT(2)
          ------------             -------------  -------------  -------------  -------------   --------  -------------
Fiduciary Reserve                       0%            100%           100%           0%             0%           0%

(1)QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE RECEIVED DEDUCTION.
 *   ITEMS (A) AND (B) ARE BASED ON A PERCENTAGE OF THE FUNDS' TOTAL DISTRIBUTION.
**   ITEMS (D), (E) AND (F) ARE BASED ON A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS OF THE PORTFOLIO.

Please consult your tax department for proper treatment of this information.

                         REPORT OF INDEPENDENT AUDITORS


Board of Directors and Shareholders
CoreFunds, Inc.

We have audited the accompanying statement of net assets of the CoreFund Fiduciary Reserve of CoreFunds, Inc. (the "Fund") as of June 30, 1996, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the Custodian as of June 30, 1996 and confirmation of securities not held by the Custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CoreFund Fiduciary Reserve of CoreFunds, Inc. at June 30, 1996, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years presented therein, in conformity with generally accepted accounting principles.



Philadelphia, Pennsylvania
August 16, 1996

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Corporation. The report is not authorized for distribution to prospective investors in the Corporation unless preceded or accompanied by an effective prospectus. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, CoreStates Bank, N.A., the parent corporation of the Fund's investment adviser. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.



COR-F-056-01

                                 CoreFunds,Inc.
                                 --------------

                           FIDUCIARY TREASURY RESERVE

                                  ANNUAL REPORT

                                  June 30, 1996

                           INVESTMENT ADVISER'S REPORT
                       COREFUND FIDUCIARY TREASURY RESERVE
                                  JUNE 30, 1996


The CoreFund Fiduciary Treasury Reserve returned 5.54% net of expenses for the one-year period ended June 30, 1996. The Fund's assets increased in size by 33.1% during the period from $18,396,000 on June 30, 1995 to $24,498,000 on June
30, 1996. The average weighted maturity of the Fund increased from 49 to 58 days during the one-year period. Although the asset size of the Fund increased by $1.6 million, the average maturity also increased. The 11 day increase in average maturity was due to the purchase of treasury securities in the 6 month to 1 year areas. The FED decreased short-term interest rates by 75 basis points during the period and the portfolio was extended to guard against further FED easing.

As of this writing the money market has factored in a 25 basis point increase in short-term rates. Recent economic data has been stronger than expected and the market consensus is for the FED to move rates at their next FOMC meeting (August
20th). Although the average maturity of the Fund will be lowered to the 45 to 50 day area, purchases will be made on market weakness until there is clear direction on the FED's next move.

STATEMENT OF NET ASSETS                    COREFUND FIDUCIARY MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996



                                                           PAR        VALUE
FIDUCIARY TREASURY RESERVE                                (000)       (000)
---------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 38.8%
   U.S. Treasury Bills(DAGGER)
         5.120%, 09/19/96 ........................       $  500      $  494
         5.130%, 09/26/96 ........................          500         494
         5.150%, 10/10/96 ........................          300         296
         5.060%, 10/17/96 ........................          500         493
         5.170%, 10/24/96 ........................          500         492
         5.230%, 10/31/96 ........................          500         491
         5.220%, 11/07/96 ........................          500         491
         5.370%, 11/14/96 ........................          500         490
         5.230%, 11/21/96 ........................          500         490
         5.460%, 12/05/96 ........................          500         488
         5.270%, 12/12/96 ........................          500         488
         5.380%, 12/19/96 ........................          500         488
         5.360%, 12/26/96 ........................          500         487
         5.290%, 01/09/97 ........................          500         487
         5.340%, 02/06/97 ........................          200         194
         5.650%, 04/03/97 ........................          500         479
   U.S. Treasury STRIPS(DAGGER)
         5.230%, 08/15/96 ........................          700         696
         5.300%, 11/15/96 ........................        1,000         980
         5.640%, 05/15/97 ........................          500         476
                                                                     ------
   TOTAL U.S. TREASURY OBLIGATIONS
      (Cost $9,494) ...........................................       9,494

---------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 61.7%
   Aubrey Lanston 5.40%,dated 06/28/96, matures
       07/01/96, repurchase price $800,360
      (collateralized by U.S. Treasury Note, par
      value $820,000, 5.375%, matures 11/30/97;
      market value $818,473) .....................          800         800
   First National Bank of Chicago 5.40%, dated
      06/28/96, matures 07/01/96, repurchase
      price $800,360 (collateralized by U.S.
      Treasury Note, par value $790,000,
      6.50%, matures 08/15/97; market
      value $814,120) ............................          800         800
   Goldman Sachs 5.42%, dated 06/28/96, matures
      07/01/96, repurchase price $5,502,484
      (collateralized by U.S. Treasury Note, par
      value $4,485,000, 10.75%, matures 02/15/03;
      market value $5,651,197) ...................        5,500       5,500

STATEMENT OF NET ASSETS (CONCLUDED)        COREFUND FIDUCIARY MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996



                                                           PAR       VALUE
FIDUCIARY TREASURY RESERVE                                (000)      (000)
--------------------------------------------------------------------------
   Hong Kong Shanghai Bank 5.42%, dated 06/28/96,
      matures 07/01/96, repurchase price $300,136
      (collateralized by U.S. Treasury Note, par
      value $300,000, 5.25%, matures 12/31/97;
      market value $304,592) .........................   $  300    $   300
   Hong Kong Shanghai Bank 5.25%, dated 06/28/96,
      matures 07/01/96, repurchase price $629,275
      (collateralized by U.S. Treasury Note, par
      value $645,000, 6.25%, matures 04/30/01;
      market value $645,577) .........................      629        629
   Morgan Stanley 5.30%, dated 06/28/96, matures
      07/01/96, repurchase price $800,353
      (collateralized by U.S. Treasury Note, par
      value $745,000, 9.25%, matures 08/15/98;
      market value $815,608) .........................      800        800
   Sanwa Bank 5.40%, dated 06/28/96, matures
      07/01/96, repurchase price $800,360
      (collateralized by U.S. Treasury Note, par
      value $795,000, 5.875%, matures 07/31/97;
      market value $814,359) .........................      800        800
   Swiss Bank 5.45%, dated 06/28/96, matures
      07/01/96, repurchase price $5,502,498
      (collateralized by  U.S. Treasury Note, par
      value $5,540,000, 6.50%, matures 05/15/97;
      market value $5,619,662) .......................    5,500      5,500
                                                                   -------
   TOTAL REPURCHASE AGREEMENTS
      (Cost $15,129) ..........................................     15,129
--------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.5%
   (Cost $24,623) .............................................     24,623
--------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET - (0.5%) ....................       (125)
--------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares ($0.001 par value - 250 million
      authorized) based on 24,498,083 outstanding shares ......     24,498
--------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0% .....................................    $24,498
--------------------------------------------------------------------------
NET ASSET VALUE, OFFERING & REDEMPTION PRICE PER SHARE ........    $  1.00
--------------------------------------------------------------------------
STRIPS -- SEPARATELY TRADED REGISTERED INTEREST AND PRINCIPAL OF SECURITIES (DAGGER) YIELD TO MATURITY

                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS (000)              COREFUND FIDUCIARY MONEY MARKET FUNDS
--------------------------------------------------------------------------------
For the year ended June 30, 1996




FIDUCIARY TREASURY RESERVE
-------------------------------------------------------------------------------
INVESTMENT INCOME:
         Interest ..........................................     $1,152
                                                                 ------
EXPENSES:
      Investment advisory fees .............................         97
      Less investment advisory fees waived .................        (97)
      Administrative fees ..................................         52
      Less administrative fees waived ......................        (28)
      Transfer agent fees & expenses .......................          4
      Professional fees ....................................          4
      Registration & filing fees ...........................          2
      Printing .............................................          8
      Miscellaneous ........................................         (2)
                                                                 ------

Total expenses .............................................         40
                                                                 ------

NET INVESTMENT INCOME ......................................      1,112
NET REALIZED LOSS ON INVESTMENTS:
      Net realized loss from securities sold ...............         (1)
                                                                 ------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......     $1,111
                                                                 ======

                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)   COREFUND FIDUCIARY MONEY MARKET FUNDS
--------------------------------------------------------------------------------
For the years ended June 30




FIDUCIARY TREASURY RESERVE
--------------------------------------------------------------------------------
                                                         07/01/95     07/01/94
                                                        TO 06/30/96  TO 06/30/95
                                                        -----------  -----------
OPERATIONS:
      Net investment income ..........................    $  1,112     $  1,111
      Net realized gain (loss) on securities sold ....          (1)           1
                                                          --------     --------
      Net increase in net assets resulting
         from operations .............................       1,111        1,112
                                                          --------     --------
DIVIDENDS DISTRIBUTED FROM:
      Net investment income ..........................      (1,112)      (1,111)

      Net realized gains .............................        --           --
                                                          --------     --------
      Total dividends distributed ....................      (1,112)      (1,111)
                                                          --------     --------
CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares issued ....................      26,668       25,716
      Cost of shares redeemed ........................     (20,565)     (27,684)
                                                          --------     --------
      Increase (decrease) in net assets derived
         from capital share transactions .............       6,103       (1,968)
                                                          --------     --------
NET INCREASE (DECREASE) IN NET ASSETS ................       6,102       (1,967)
NET ASSETS:
      Beginning of period ............................      18,396       20,363
                                                          --------     --------
      End of period ..................................    $ 24,498     $ 18,396
                                                          ========     ========
SHARES ISSUED AND REDEEMED:
      Shares issued ..................................      26,668       25,716
      Shares redeemed ................................     (20,565)     (27,684)
                                                          --------     --------
      Increase (decrease) in net shares derived
         from capital share transactions .............       6,103       (1,968)
                                                          --------     --------
OUTSTANDING SHARES:
      Beginning of period ............................      18,395       20,363
                                                          --------     --------
      End of period ..................................      24,498       18,395
                                                          ========     ========

                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS                       COREFUND FIDUCIARY MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996




FIDUCIARY TREASURY RESERVE
--------------------------------------------------------------------------------
For a Share Outstanding Throughout the Period

                                                                                                               RATIO      RATIO OF
                        NET                                 NET             NET                     RATIO    OF EXPENSES  NET INCOME
                       ASSET                DISTRIBUTIONS  ASSET           ASSETS     RATIO         OF NET    TO AVERAGE  TO AVERAGE
                       VALUE        NET       FROM NET     VALUE           END OF   OF EXPENSES     INCOME    NET ASSETS  NET ASSETS
                      BEGINNING  INVESTMENT  INVESTMENT    END OF  TOTAL   PERIOD   TO  AVERAGE   TO AVERAGE  (EXCLUDING  (EXCLUDING
                      OF PERIOD   INCOME       INCOME      PERIOD  RETURN  (000)    NET ASSETS    NET ASSETS   WAIVERS)   WAIVERS)
                      ---------  ---------- -------------  ------  ------  ------   -----------   ----------  ----------  ----------
For the year ended
   June 30, 1996       $1.00       0.05        (0.05)      $1.00   5.54%   $24,498     0.19%        5.39%        0.80%      4.78%

For the year ended
   June 30, 1995       $1.00       0.05        (0.05)      $1.00   5.24%   $18,396     0.23%        5.09%        0.87%      4.45%

For the year ended
   June 30, 1994       $1.00       0.03        (0.03)      $1.00   3.10%   $20,363     0.28%        3.03%        0.91%      2.40%

For the year ended
   June 30, 1993       $1.00       0.03        (0.03)      $1.00   3.17%   $27,614     0.18%        3.19%        0.85%      2.52%

For the period ended
   June 30, 1992 (1)   $1.00       0.02        (0.02)      $1.00   2.00%*  $49,328     0.05%        3.95%        0.80%      3.20%



----------
 *    RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
(1) THE FIDUCIARY TREASURY RESERVE COMMENCED OPERATIONS ON DECEMBER 10, 1991. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.

                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS              COREFUND FIDUCIARY MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996






1. ORGANIZATION

The CoreFund Fiduciary Treasury Reserve is a Fund offered by CoreFunds, Inc. (the "Company"), an open-end investment company registered under the Investment Company Act of 1940, as amended.

The Company is presently authorized to offer shares in the following Funds (the "Funds"):

      EQUITY FUNDS:                                  MONEY MARKET FUNDS:
      Growth Equity Fund                             Cash Reserve
      Equity Fund                                    Treasury Reserve
      Equity Index Fund                              Tax-Free Reserve
      International Growth Fund                      Fiduciary Reserve
      Balanced Fund                                  Fiduciary Treasury Reserve
      Special Equity Fund                            Fiduciary Tax-Free Reserve

      FIXED INCOME FUNDS:
      Short Term Income Fund
      Government Income Fund
      Short-Intermediate Bond Fund
      Intermediate Municipal Bond Fund
      Bond Fund
      Global Bond Fund
      Pennsylvania Municipal Bond Fund
      New Jersey Municipal Bond Fund

The financial statements included herein present only those of the Fiduciary Treasury Reserve Fund. The financial statements of the remaining Funds are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fiduciary Treasury Reserve Fund.

SECURITY VALUATION -- Investment securities of the Fiduciary Treasury Reserve Fund are stated at amortized cost which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

NOTES TO FINANCIAL STATEMENTS (CONTINUE    COREFUND FIDUCIARY MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996






SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding period. Interest income is recorded on the accrual basis.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for Repurchase Agreements are held by each Fund's custodian bank until maturity of the Repurchase Agreements. Provisions of the Agreements and procedures adopted by the Adviser ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into insolvency proceedings, realization of the collateral by the Fund may be delayed or limited.

EXPENSES -- Expenses that are directly related to the Fund are charged directly to that Fund. Other operating expenses of the Company are prorated to the Fund on the basis of relative net assets.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared on a daily basis and are payable on the first business day of the following month. Any net realized capital gains on sales of securities for a Fund are distributed to its shareholders at least annually.

FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required.

3.  INVESTMENT ADVISORY AND CUSTODIAL SERVICES

Pursuant to an investment advisory agreement dated August 12, 1996, investment advisory services are provided to the Company by CoreStates Investment Advisers, Inc. ("CoreStates Advisers"), a wholly-owned subsidiary of CoreStates Bank, N.A. ("CoreStates Bank"), itself a wholly-owned subsidiary of CoreStates Financial Corp. Under the terms of such agreement, CoreStates Advisers is entitled to receive an annual fee of 0.20% on the average net assets of the Fiduciary Treasury Reserve Fund. Prior to August 12, 1996, CoreStates Advisers were entitled to receive an annual fee of 0.50% on the average net assets of the Fiduciary Treasury Reserve Fund. For the year ended June 30, 1996, CoreStates Advisers earned $96,785 in investment advisory fees, all of which was voluntarily waived in order to assist the Fund in maintaining a competitive expense ratio.

CoreStates Bank also serves as Custodian to the Company. No fees are being paid to CoreStates Bank for such services.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)  COREFUND FIDUCIARY MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996






4. ADMINISTRATIVE, DISTRIBUTION, AND TRANSFER AGENT SERVICES

Pursuant to an administration agreement dated October 30, 1992, as amended June 1, 1995, SEI Fund Resources ("SFR"), a wholly-owned subsidiary of SEI Corporation, acts as the Fund's Administrator. Under the terms of such agreement, SFR is entitled to receive an annual fee of 0.25% on the average daily net assets of the Fiduciary Treasury Reserve Portfolio. Such a fee is computed daily and paid monthly. For the year ended June 30, 1996, administrative fees totaled $51,550 of which $28,627 was voluntarily waived in order to assist the Fund in maintaining a competitive expense ratio.

Effective for the period July 1, 1995 to November 16, 1995, SEI Financial Management Corporation acted as the Transfer Agent of the Fund. Pursuant to a transfer agency agreement dated November 16, 1995, Boston Financial Data Services ("BFDS") a subsidiary of State Street Bank and Trust Company acts as the Fund's Transfer Agent. As such, BFDS provides transfer agency, dividend disbursing, and shareholder servicing for the Fund.

On November 2, 1992, SEI Financial Services Company ("SFS"), also a wholly-owned subsidiary of SEI Corporation, became the Fund's exclusive Distributor pursuant to a distribution agreement dated October 30, 1992.

Certain officers of the Company are also officers of the Administrator. Such officers are not paid fees by the Fund.

The Fund has paid legal fees to a law firm in which the secretary of the Company is a partner.

SHAREHOLDER VOTING RESULTS (UNAUDITED):

There was a special meeting scheduled for April 9,1996 at which the shareholders of the Cash Reserve, Treasury Reserve, Growth Equity Fund, Short-Intermediate Bond Fund (formerly Intermediate Bond Fund), Government Income Fund, Intermediate Municipal Bond Fund, Tax-Free Reserve, Value Equity Fund, Global Bond Fund, Equity Index Fund, Balanced Fund, International Growth Fund, New Jersey Municipal Bond Fund, Fiduciary Reserve, Fiduciary Tax Free Reserve, Fiduciary Treasury Reserve, Elite Cash Reserve, Elite Government Reserve, and Elite Treasury Reserve (the "Funds") voted on a series of proposals (the "Proposals"). With respect to Proposal 2 relating to the Pennsylvania Municipal Bond Fund meeting was adjourned until July 17, 1996. The proposals and the results of the shareholder meeting are set forth as follows (unaudited).

                                                     COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996




PROPOSAL 1:   To consider and act upon a proposal to elect a Board of Directors.

ELECTION OF DIRECTORS:
                         SHARES VOTED "FOR"        % OF VOTED       % OF TOTAL

Emil J. Mikity              897,624,729.00             99.67%           54.71%
George H. Strong            897,631,180.00             99.67%           54.71%
Erin Anderson               897,649,083.00             99.67%           54.71%
Cheryl H. Wade              897,614,431.00             99.67%           54.71%
Thomas J. Taylor            897,630,502.00             99.67%           54.71%

                         SHARES VOTED "FOR"        % OF VOTED       % OF TOTAL
                         WITHHELD AUTHORITY

Emil J. Mikity                2,998,845.00              0.33%            0.18%
George H. Strong              2,992,394.00              0.33%            0.18%
Erin Anderson                 2,974,491.00              0.33%            0.18%
Cheryl H. Wade                3,009,143.00              0.33%            0.18%
Thomas J. Taylor              2,993,072.00              0.33%            0.18%

PROPOSAL 2: To consider and vote upon a proposal to approve a new advisory agreement between the Company, on behalf of each Fund, and CoreStates Investment Advisers, Inc. ("CoreStates Advisers"), pursuant to which CoreStates Advisers will act as investment adviser with respect to the assets of the Funds, effective upon the merger of CoreStates Corp.
("CoreStates") and Meridian Bancorp, Inc. ("Meridian") (the "Merger").

SHORT INTERMEDIATE BOND FUND
                              SHARES VOTED         % OF VOTED       % OF TOTAL

FOR                           2,812,494.00             96.91%           48.69%
AGAINST                          57,130.00              1.97%            0.99%
ABSTAIN                          32,682.00              1.13%            0.57%

CASH RESERVE FUND
                              SHARES VOTED         % OF VOTED       % OF TOTAL

FOR                         302,869,534.00             99.98%           51.28%
AGAINST                         631,760.00              0.21%            0.11%
ABSTAIN                       2,501,075.00              0.82%            0.42%

                                                     COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996





TREASURY RESERVE FUND
                              SHARES VOTED         % OF VOTED       % OF TOTAL
FOR                         279,305,695.00             99.86%           50.22%
AGAINST                         181,597.00               0.6%             0.3%
ABSTAIN                         206,812.00               0.7%             0.4%

GROWTH EQUITY FUND
                              SHARES VOTED         % OF VOTED       % OF TOTAL
FOR                           4,370,815.00             97.35%           50.83%
AGAINST                          32,878.00              0.73%            0.38%
ABSTAIN                          85,945.00              1.91%             0.1%

INTERMEDIATE BOND FUND
                              SHARES VOTED         % OF VOTED       % OF TOTAL
FOR                              62,694.00             84.04%           49.96%
AGAINST                               0.00              0.00%            0.00%
ABSTAIN                          11,905.00             15.96%            9.49%

GOVERNMENT INCOME FUND
                              SHARES VOTED         % OF VOTED       % OF TOTAL
FOR                             824,683.00             99.62%           55.41%
AGAINST                               0.00              0.00%            0.00%
ABSTAIN                           3,152.00              0.38%            0.21%

TAX-FREE RESERVE FUND
                              SHARES VOTED         % OF VOTED       % OF TOTAL
FOR                          33,136,439.00             99.71%           49.91%
AGAINST                          97,294.00              0.29%            0.15%
ABSTAIN                               0.00              0.00%            0.00%

VALUE EQUITY FUND
                              SHARES VOTED         % OF VOTED       % OF TOTAL
FOR                           2,010,658.00             99.92%           75.86%
AGAINST                              65.00              0.00%            0.00%
ABSTAIN                           1,501.00               0.7%             0.6%

GLOBAL BOND FUND
                              SHARES VOTED         % OF VOTED       % OF TOTAL
FOR                           3,279,675.00            100.00%           95.19%
AGAINST                               0.00              0.00%            0.00%
ABSTAIN                               0.00              0.00%            0.00%

                                                     COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996





EQUITY INDEX FUND
                              SHARES VOTED          % OF VOTED      % OF TOTAL
FOR                           3,164,839.00              99.40%          59.23%
AGAINST                           5,049.00               0.16%            0.9%
ABSTAIN                          14,111.00               0.44%           0.26%

BALANCED FUND
                              SHARES VOTED          % OF VOTED      % OF TOTAL
FOR                           3,134,366.00              96.20%          53.00%
AGAINST                          24,641.00               0.76%           0.42%
ABSTAIN                          99,236.00               3.05%           1.68%

INTERNATIONAL GROWTH FUND
                              SHARES VOTED          % OF VOTED      % OF TOTAL
FOR                           6,439,273.00              99.87%          71.92%
AGAINST                           1,804.00                0.3%            0.2%
ABSTAIN                           6,466.00               0.10%            0.7%

NEW JERSEY MUNICIPAL FUND
                              SHARES VOTED          % OF VOTED      % OF TOTAL
FOR                              83,788.00             100.00%          52.19%
AGAINST                               0.00               0.00%           0.00%
ABSTAIN                               0.00               0.00%           0.00%

FIDUCIARY RESERVE FUND
                              SHARES VOTED          % OF VOTED      % OF TOTAL
FOR                         195,289,296.00              99.85%          53.52%
AGAINST                          50,476.00                0.3%            0.1%
ABSTAIN                         237,317.00               0.12%            0.7%

FIDUCIARY TAX-FREE FUND
                              SHARES VOTED          % OF VOTED      % OF TOTAL
FOR                          55,972,626.00              99.12%          73.01%
AGAINST                          67,984.00               0.12%           0.22%
ABSTAIN                         428,845.00               0.76%           0.56%

FIDUCIARY TREASURY FUND
                              SHARES VOTED          % OF VOTED      % OF TOTAL
FOR                          15,216,211.00             100.00%          76.23%
AGAINST                               0.00               0.00%           0.00%
ABSTAIN                               0.00               0.00%           0.00%

                                                     COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996





PENNSYLVANIA MUNICIPAL BOND FUND
                              SHARES VOTED          % OF VOTED      % OF TOTAL
FOR                             565,475.00              96.40%          58.19%
AGAINST                          19,980.00               3.41%           2.06%
ABSTAIN                           1,119.00               0.19%           0.12%

PROPOSAL 3: To consider and vote upon a proposal to approve the selection of Martin Currie, Inc. ("Martin Currie") or its successor as a Sub-Adviser for a portion of the assets of the International Growth Fund.

INTERNATIONAL GROWTH FUND
                              SHARES VOTED          % OF VOTED      % OF TOTAL
FOR                           6,434,497.00              99.80%          71.86%
AGAINST                           6,500.00               0.10%            0.7%
ABSTAIN                           6,546.00               0.10%            0.7%

PROPOSAL 4: To consider and vote upon a proposal to approve the selection of Aberdeen Trust ("Aberdeen") or its successor as a Sub-Adviser for a portion of the assets of the International Growth Fund.

INTERNATIONAL GROWTH FUND
                              SHARES VOTED          % OF VOTED      % OF TOTAL
FOR                           6,438,013.00              99.85%          71.90%
AGAINST                           3,576.00                0.6%            0.4%
ABSTAIN                           5,953.00                0.9%            0.7%

PROPOSAL 5: To consider and vote upon a proposal to approve the selection of Alpha Global Fixed Income Managers, Inc. ("Alpha Global") or its successor as a Sub-Adviser to the Global Bond Fund.

GLOBAL BOND FUND
                              SHARES VOTED          % OF VOTED      % OF TOTAL
FOR                           3,279,675.00             100.00%          95.19%
AGAINST                               0.00               0.00%           0.00%
ABSTAIN                               0.00               0.00%           0.00%

                                                     COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996




PROPOSAL 6: To consider and vote upon a proposal to change the Global Bond Fund from a "diversified" investment company to a "non-diversified" investment company.

GLOBAL BOND FUND
                              SHARES VOTED          % OF VOTED      % OF TOTAL
FOR                           3,279,675.00             100.00%          95.19%
AGAINST                               0.00               0.00%           0.00%
ABSTAIN                               0.00               0.00%           0.00%

PROPOSAL 7: To consider and vote upon a proposal to change the fundamental policy of the Short Intermediate Bond Fund so that the Fund maintains an average weighted maturity of two to five years instead of the existing average weighted maturity of three to ten years.

SHORT-INTERMEDIATE BOND FUND
                              SHARES VOTED          % OF VOTED      % OF TOTAL
FOR                           2,370,056.00              97.90%          41.03%
AGAINST                          36,158.00               1.49%           0.63%
ABSTAIN                          14,715.00               0.61%           0.25%

PROPOSAL 8: To consider and vote upon an amended investment advisory agreement between CoreStates Advisers and each of the Fiduciary Treasury Reserve and Fiduciary Tax-Free Reserve ("Fiduciary Funds") which would increase (absent any fee waivers) the contractual advisory fee paid to CoreStates Advisers.

FIDUCIARY TREASURY FUND
                              SHARES VOTED           % OF VOTED     % OF TOTAL
FOR                          15,216,211.00              100.00%         76.23%
AGAINST                               0.00                0.00%          0.00%
ABSTAIN                               0.00                0.00%          0.00%

FIDUCIARY TAX-FREE FUND
                              SHARES VOTED          % OF VOTED      % OF TOTAL
FOR                          55,814,121.00              98.84%          72.80%
AGAINST                         170,134.00               0.30%           0.22%
ABSTAIN                         485,200.00               0.86%           0.63%

                       NOTICE TO SHAREHOLDERS OF COREFUNDS
                                   (UNAUDITED)


        For taxpayers filing on a calendar year basis, this notice is for informational purposes only.

Dear CoreFund Shareholders:

      For the fiscal year ended June 30, 1996, the Fiduciary Treasury Reserve Fund is designating long-term capital gains, qualifying dividends and exempt income with regard to distributions paid during the year as follows:

                                        (A)            (B)
                                     LONG TERM      ORDINARY         (C)                         (E)
                                   CAPITAL GAINS     INCOME         TOTAL          (D)**         TAX          (F)
                                   DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS   QUALIFYING     EXEMPT       FOREIGN
           PORTFOLIO                (TAX BASIS)    (TAX BASIS)    (TAX BASIS)   DIVIDENDS (1)  INTEREST   TAX CREDIT (2)
         ------------              -------------  -------------  -------------  -------------  --------   --------------
Fiduciary Treasury Reserve              0%            100%           100%           0%            0%           0%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE RECEIVED DEDUCTION.
 * ITEMS (A) AND (B) ARE BASED ON A PERCENTAGE OF THE PORTFOLIOS' TOTAL DISTRIBUTION.
** ITEMS (D), (E) AND (F) ARE BASED ON A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS OF THE PORTFOLIO.

Please consult your tax department for proper treatment of this information.

                         REPORT OF INDEPENDENT AUDITORS


Board of Directors and Shareholders
CoreFunds, Inc.

We have audited the accompanying statement of net assets of the CoreFund Fiduciary Treasury Reserve of CoreFunds, Inc. (the "Fund") as of June 30, 1996, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the Custodian as of June 30, 1996 and confirmation of securities not held by the Custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CoreFund Fiduciary Treasury Reserve of CoreFunds, Inc. at June 30, 1996, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years presented therein, in conformity with generally accepted accounting principles.



Philadelphia, Pennsylvania
August 16, 1996

                                      NOTES

                                      NOTES

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Corporation. The report is not authorized for distribution to prospective investors in the Corporation unless preceded or accompanied by an effective prospectus. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, CoreStates Bank, N.A., the parent corporation of the Fund's investment adviser. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.



COR-F-057-01

                                 CoreFunds,Inc.
                                 --------------

                           FIDUCIARY TAX-FREE RESERVE
                                  ANNUAL REPORT
                                  June 30, 1996

                          INVESTMENT ADVISER'S REPORT
                       COREFUND FIDUCIARY TAX-FREE RESERVE
                                  JUNE 30, 1996


The CoreFund Fiduciary Tax-Free returned 3.51% for the one-year period ended June 30, 1996. This compared with a return of 3.15% for the Benchmark Index, the Donoghue Tax Free, for the same period. The Fund's assets grew by 13.93% from $72.6 million on June 30, 1995 to $86.5 million on June 30, 1996.

The average maturity of the Fund changed from 28 days at June 30, 1995 to 41 days at June 30, 1996. Maturities were lengthened to lock-in yields as interest rates declined and shortened when rates changed directions in March of 1996. The current market sentiment suggests a strong likelihood of a rate hike before the calendar year end. The Fund's average maturity will be managed accordingly.

STATEMENT OF NET ASSETS                    COREFUND FIDUCIARY MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996



                                                     PAR        VALUE
FIDUCIARY TAX-FREE RESERVE                          (000)       (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 102.2%
   ALABAMA - 7.9%
   Montgomery, Alabama TECP
         3.400%, 07/10/96 .................        $3,460       $3,460
         3.600%, 08/21/96 .................           990          990
   Winfield, Alabama Industrial Development
      Authority Revenue Bond for Union
      Underwear Project (A) (B) (C)
         3.550%, 07/05/96 .................         2,400        2,400
                                                                ------
         Total Alabama ....................                      6,850
                                                                ------
   ALASKA - 3.2%
   Valdez, Alaska TECP, Series A
         3.400%, 07/11/96 .................         1,325        1,325
   Valdez, Alaska Industrial Development
      Authority Revenue Bond for Exxon
      Pipeline Company Project (A) (B)
         3.550%, 07/01/96 .................           300          300
   Valdez, Alaska TECP
         3.550%, 08/16/96 .................         1,100        1,100
                                                                ------
         Total Alaska .....................                      2,725
                                                                ------
   COLORADO - 1.6%
   Moffat County, Colorado Pollution
      Control Revenue Bond (A) (B)
         3.150%, 07/05/96 .................         1,400        1,400
                                                                ------
   DELAWARE - 0.7%
   New Castle County, Delaware GO
         3.850%, 04/01/97 .................           615          615
                                                                ------
   FLORIDA - 7.1%
   Dade County, Florida Fixed Capital
      Asset Acquisition Revenue
      Bond, Series 1990 (A) (B) (C)
         3.600%, 07/05/96 .................         1,400        1,400
   Florida Municipal Power TECP
         3.550%, 12/02/96 .................         1,250        1,250
   Florida State Housing Finance
      Agency Revenue Bond for Carlton
      Project, Series EEE (A) (B) (C)
         3.150%, 07/05/96 .................         1,020        1,020
   Florida State Housing Finance Agency
      Revenue Bond for Huntington
      Project (A) (B) (C)
         3.750%, 07/05/96 .................           200          200
   Orange County, Florida Industrial
      Development Authority Revenue Bond
      for Orlando International
      Project (A) (B) (C)
         3.900%, 07/01/96 .................           300          300

STATEMENT OF NET ASSETS (CONTINUED)        COREFUND FIDUCIARY MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996



                                                     PAR        VALUE
FIDUCIARY TAX-FREE RESERVE                          (000)       (000)
--------------------------------------------------------------------------------
Sunshine State, Florida TECP
      3.550%, 09/10/96 ................           $2,000        $2,000
                                                                ------
      Total Florida ...................                          6,170
                                                                ------
ILLINOIS - 4.4%
Chicago, Illinois O'Hare Airport
  Revenue Bond (A) (B) (C)
      3.400%, 07/05/96 ................              400           400
Illinois Development Finance Authority
   Pollution Control
   Revenue Bond (A) (B)
      3.550%, 07/01/96 ................              300           300
Illinois State Development Finance
   Authority Revenue Bond
   for Illinois Power Company
   Project, Series B (A) (B) (C)
      3.400%, 07/05/96 ................            1,400         1,400
Illinois State Health Facilities
   Authority Revenue Bond for
   Franciscan Village Project,
   Series A (A) (B) (C)
      3.400%, 07/05/96 ................              300           300
Lisle, Illinois  Housing Authority
   Revenue Bond for Ashley
   of Lisle Project (A) (B) (C)
      3.300%, 07/05/96 ................            1,400         1,400
                                                                ------
      Total Illinois ..................                          3,800
                                                                ------
INDIANA - 9.2%
City of Mt. Vernon, Indiana TECP
      3.450%, 07/30/96 ................              735           735
Gary, Indiana Environmental Improvement
   Revenue Bond for U.S. Steel Project
      (A) (B) (C)
      3.700%, 07/15/96 ................              700           700
Jasper County, Indiana TECP, Series 88C
      3.450%, 07/11/96 ................              400           400
Jasper County, Indiana TECP, Series 88D
      3.450%, 07/11/96 ................            1,000         1,000
Jasper County, Indiana TECP, Series 88A
      3.250%, 08/08/96 ................              200           200
Jasper County, Indiana TECP
      3.650%, 07/17/96 ................            1,000         1,000
      3.650%, 08/08/96 ................            1,190         1,190
Sullivan,  Indiana TECP
      3.400%, 07/17/96 ................            1,000         1,000

STATEMENT OF NET ASSETS                    COREFUND FIDUCIARY MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996



                                                     PAR          VALUE
FIDUCIARY TAX-FREE RESERVE                          (000)         (000)
--------------------------------------------------------------------------------
Sullivan, Indiana TECP
      3.250%, 08/08/96 ..................         $  500         $  500
      3.600%, 10/16/96 ..................            950            950
Sullivan, Indiana TECP, Series L2
      3.500%, 07/30/96 ..................            300            300
                                                                 ------
      Total Indiana .....................                         7,975
                                                                 ------
KANSAS - 2.8%
Burlington, Kansas TECP, Series C1
      3.650%, 07/17/96 ..................            400            400
      3.600%, 10/23/96 ..................          1,500          1,500
Kansas City, Kansas Industrial
   Development Revenue Bond for
   PQ Corporation Project (A) (B) (C)
      3.700%, 07/01/96 ..................            100            100
Wichita, Kansas Health Facilities Revenue
   Bond for Wichita
   Health Systems Project,
      Series XXV (A) (B) (C)
      3.650%, 07/05/96 ..................            400            400
                                                                 ------
      Total Kansas ......................                         2,400
                                                                 ------
KENTUCKY - 3.5%
Pendelton County, Kentucky  TECP
      3.700%, 08/05/96 ..................          3,000          3,000
                                                                 ------
LOUISIANA - 1.2%
Jefferson Parish, Louisiana Industrial
   Revenue Bond for
   George J. Ackel, Sr
   Project (A) (B) (C)
      3.150%, 07/05/96 ..................          1,000          1,000
                                                                 ------
MASSACHUSETTS - 1.2%
Commonwealth of Massachusetts
   GO (A) (B) (C)
      3.600%, 07/01/96 ..................          1,000          1,000
                                                                 ------
MICHIGAN - 1.2%
Michigan State GO
      4.000%, 09/30/96 ..................          1,000          1,002
                                                                 ------
MISSISSIPPI - 3.5%
Claiborne County, Mississippi TECP
      3.650%, 07/24/96 ..................          2,000          2,000
      3.650%, 08/07/96 ..................          1,000          1,000
                                                                 ------
      Total Mississippi .................                         3,000
                                                                 ------

STATEMENT OF NET ASSETS (CONTINUED)        COREFUND FIDUCIARY MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996



                                                     PAR          VALUE
FIDUCIARY TAX-FREE RESERVE                          (000)         (000)
--------------------------------------------------------------------------------
MISSOURI - 1.2%
Missouri State Environmental
   Improvement TECP
      3.550%, 07/10/96 ...............             $1,000          $1,000
                                                                   ------
MONTANA - 3.5%
Forsyth, Montana Pollution Control
   Revenue Bond for Portland
   General Electric
   Project (A) (B) (C)
      3.300%, 07/05/96 ...............              1,000           1,000
Forsyth, Montana Pollution Control
   Revenue Bond for Portland
   General Electric Project,
   Series A (A) (B) (C)
      3.200%, 07/05/96 ...............              2,000           2,000
                                                                   ------
      Total Montana ..................                              3,000
                                                                   ------
NEVADA - 2.5%
Nevada State Housing Authority
   Revenue Bond for Multi-Unit
   Park Project, Series A (A) (B) (C)
      3.500%, 07/05/96 ...............              2,200           2,200
                                                                   ------
NEW HAMPSHIRE - 0.7%
New Hampshire State Industrial
   Development Revenue Bond for
   Oerlikon-Burlhe Project (A) (B) (C)
      3.650%, 07/01/96 ...............                600             600
                                                                   ------
NEW JERSEY - 2.9%
Springfield Township, New Jersey BAN
      3.750%, 10/04/96 ...............              2,500           2,502
                                                                   ------
NEW YORK - 2.5%
New York, New York TECP, Series J3
      3.500%, 09/17/96 ...............              2,000           2,000
New York, New York GO (A) (B) (C)
      3.750%, 07/01/96 ...............                200             200
                                                                   ------
      Total New York .................                              2,200
                                                                   ------
OHIO - 2.4%
Evandale, Ohio Industrial
   Development Authority
   Revenue Bond (A) (B) (C)
      3.550%, 07/05/96 ...............              1,600           1,600
Ohio State Air Quality Revenue
   Bond (A) (B) (C)
      3.600%, 07/01/96 ...............                100             100
Ohio State Air Quality Revenue
   Bond, Series B (A) (B) (C)
      3.750%, 07/01/96 ...............                400             400
                                                                   ------
      Total Ohio .....................                              2,100
                                                                   ------

STATEMENT OF NET ASSETS                    COREFUND FIDUCIARY MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996



                                                     PAR            VALUE
FIDUCIARY TAX-FREE RESERVE                          (000)           (000)
--------------------------------------------------------------------------------
OREGON - 1.2%
Port of Portland, Pollution Control
   Authority Revenue Bond for
   Dates-Reynolds Metals
   Project (A) (B) (C)
      3.650%, 07/01/96 .................          $   400          $   400
Port of St. Helens, Portland,
   Oregon Pollution Control
   Revenue Bond (A) (B) (C)
      3.550%, 07/01/96 .................              600              600
                                                                   -------
      Total Oregon .....................                             1,000
                                                                   -------
PENNSYLVANIA - 20.3%
Allegheny County, Pennsylvania
   Revenue Bond for Presbyterian
   University Hospital (A) (B)
      3.550%, 07/05/96 .................            4,535            4,535
Beaver County, Pennsylvania
   Industrial Development Authority
   Revenue Bond for Duquesne
   Light Company Project,
   Series A (A) (B) (C)
      3.250%, 07/05/96 .................            1,000            1,000
Beaver County, Pennsylvania
   Industrial Development Authority
   Revenue Bond for Duquesne Light
   Company Project,
   Series B (A) (B) (C)
      3.250%, 07/05/96 .................            1,100            1,100
Lehigh County, Pennsylvania Industrial
   Development Authority
   Revenue Bond for Allegheny Electric
   Project, Series A (A) (B) (C)
      3.550%, 07/05/96 .................              500              500
Montgomery County, Pennsylvania TECP
      3.500%, 09/09/96 .................            3,000            3,000
Pennsylvania State Higher Education
   Facility Authority Revenue
   Bond for Thomas Jefferson University,
   Series B (C)
      3.300%, 08/26/96 .................              405              405
Pennsylvania State University GO
      4.250%, 04/04/97 .................            2,000            2,011
Washington County, Pennsylvania
   Industrial Development
   Authority Revenue Bond for
   Werrerau Finance Company
   Project (A) (B) (C)
      3.550%, 07/05/96 .................            2,500            2,500
Washington County, Pennsylvania
   Lease Revenue Bond (A) (B) (C)
      3.300%, 07/05/96 .................            2,500            2,500
                                                                   -------
      Total Pennsylvania ...............                            17,551
                                                                   -------

STATEMENT OF NET ASSETS (CONTINUED)        COREFUND FIDUCIARY MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996



                                                    PAR           VALUE
FIDUCIARY TAX-FREE RESERVE                         (000)          (000)
--------------------------------------------------------------------------------
TEXAS - 7.6%
Grapevine, Texas Industrial
   Development Revenue Bond (A) (B) (C)
      3.650%, 07/01/96 .................          $2,000          $2,000
Houston, Texas TRAN
      4.500%, 06/30/97 .................           2,000           2,011
Nueces County, Texas Health
   Facilities Authority Revenue Bond for
   Driscoll Children's Foundation
   Project (A) (B) (C)
      3.150%, 07/05/96 .................             600             600
Texas State Southwest, Texas Higher
   Education Authority Revenue
   Bond for Southern Methodist
   University (A) (B) (C)
      3.550%, 07/01/96 .................           2,000           2,000
                                                                  ------
      Total Texas ......................                           6,611
                                                                  ------
VERMONT - 1.5%
Vermont State Student Loan Revenue
   Bond, Student Loan
   Assistance Corporation
   Project (A) (B) (C)
      3.650%, 07/01/96 .................           1,340           1,340
                                                                  ------
VIRGINIA - 0.6%
Virginia State Peninsula Port Authority
   Revenue Bond for
   Dominion Terminal Project,
   Series 1987C (A) (B) (C)
      3.600%, 07/01/96 .................             500             500
                                                                  ------
WEST VIRGINIA - 1.5%
Putnam County, West Virginia
   Industrial Development Authority
   Revenue Bond for FMC Corporation
   Project (A) (B) (C)
      3.650%, 07/01/96 .................           1,300           1,300
                                                                  ------
WISCONSIN - 2.3%
Milwaukee, Wisconsin RAN, Series A
      3.500%, 02/27/97 .................           2,000           2,006
                                                                  ------
WYOMING - 4.0%
Gillette County, Wyoming  TECP
      3.650%, 08/16/96 .................           3,000           3,000

STATEMENT OF NET ASSETS (CONCLUDED)        COREFUND FIDUCIARY MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996

                                                   FACE          MARKET
                                                  AMOUNT          VALUE
FIDUCIARY TAX-FREE RESERVE                         (000)          (000)
--------------------------------------------------------------------------------
   Platte County, Wyoming Pollution
      Control Revenue Bond (A) (B) (C)
         3.700%, 07/01/96 .....................    $100         $    100
   Sublette County, Wyoming Pollution
      Control Revenue Bond for
      Exxon Project, Series 84 (A) (B)
         3.550%, 07/01/96 .....................     400              400
                                                                --------
         Total Wyoming ........................                    3,500
                                                                --------
   TOTAL MUNICIPAL BONDS
      (Cost $88,347) ......................................       88,347
                                                                --------
TOTAL INVESTMENTS - 102.2%
   (Cost $88,347) .........................................       88,347
                                                                --------
OTHER ASSETS AND LIABILITIES, NET - (2.2%) ................       (1,870)
                                                                --------
NET ASSETS:
   Portfolio Shares ($0.001 par value -
      250 million authorized) based on
      86,506,941 outstanding shares ........................      86,507
   Accumulated Net Realized Loss on Investments                      (30)
                                                                --------
TOTAL NET ASSETS - 100.0% ..................................    $ 86,477
                                                                --------
NET ASSET VALUE, OFFERING & REDEMPTION
   PRICE PER SHARE .........................................    $   1.00
                                                                --------
BAN -- BOND ANTICIPATION NOTE
GO -- GENERAL OBLIGATION
RAN -- REVENUE ANTICIPATION NOTE
TECP -- TAX-EXEMPT COMMERCIAL PAPER
TRAN -- TAX & REVENUE ANTICIPATION NOTE
(A) VARIABLE RATE SECURITY - THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JUNE 30, 1996.
(B) PUT OR DEMAND FEATURES EXIST REQUIRING THE ISSUER TO REPURCHASE THE INSTRUMENT PRIOR TO MATURITY. THE MATURITY DATE SHOWN IS THE LESSER OF THE PUT DEMAND DATE OR MATURITY DATE.
(C) SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR COMMERCIAL BANK.
                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS (000)              COREFUND FIDUCIARY MONEY MARKET FUNDS
--------------------------------------------------------------------------------
For the year ended June 30, 1996




FIDUCIARY TAX-FREE RESERVE
--------------------------------------------------------------------------------
INVESTMENT INCOME:
         Interest ...............................................        $3,152
                                                                         ------

EXPENSES:
      Investment advisory fees ..................................           406
      Less investment advisory fees waived ......................          (406)
      Administrative fees .......................................           219
      Less administrative fees waived ...........................          (119)
      Transfer agent fees & expenses ............................            16
      Professional fees .........................................            11
      Registration & filing fees ................................            23
      Taxes - other than income .................................           (19)
      Miscellaneous .............................................            (9)
                                                                         ------

Total expenses ..................................................           140
                                                                         ------

NET INVESTMENT INCOME ...........................................         3,012

NET REALIZED LOSS ON INVESTMENTS:
      Net realized loss from securities sold ....................            (5)
                                                                         ------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............        $3,007
                                                                         ======

                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)             COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
For the years ended June 30



FIDUCIARY TAX-FREE RESERVE
--------------------------------------------------------------------------------
                                                       07/01/95        07/01/94
                                                      TO 06/30/96    TO 06/30/95
                                                      -----------    -----------
OPERATIONS:
      Net investment income ......................      $   3,012     $   2,856
      Net realized loss on securities sold .......             (5)           (7)
                                                        ---------     ---------
      Net increase in net assets resulting
         from operations .........................          3,007         2,849
                                                        ---------     ---------
DIVIDENDS DISTRIBUTED FROM:
      Net investment income ......................         (3,012)       (2,856)
      Net realized gains .........................           --              (3)
                                                        ---------     ---------
      Total dividends distributed ................         (3,012)       (2,859)
                                                        ---------     ---------
CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares issued ................        224,591       213,817
      Cost of shares redeemed ....................       (210,702)     (219,433)
                                                        ---------     ---------
      Increase (decrease) in net assets derived
         from capital share transactions .........         13,889        (5,616)
                                                        ---------     ---------
NET INCREASE (DECREASE) IN NET ASSETS ............         13,884        (5,626)
NET ASSETS:
      Beginning of period ........................         72,593        78,219
                                                        ---------     ---------
      End of period ..............................      $  86,477     $  72,593
                                                        =========     =========
SHARES ISSUED AND REDEEMED:
      Shares issued ..............................        224,591       213,817
      Shares redeemed ............................       (210,702)     (219,433)
                                                        ---------     ---------
      Increase (decrease) in net shares derived
         from capital share transactions .........         13,889        (5,616)
                                                        ---------     ---------
OUTSTANDING SHARES:
      Beginning of period ........................         72,618        78,234
                                                        ---------     ---------
      End of period ..............................         86,507        72,618
                                                        =========     =========

                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS            --         COREFUND FIDUCIARY MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996




FIDUCIARY TAX-FREE RESERVE
--------------------------------------------------------------------------------
For a Share Outstanding Throughout the Period


                        NET                                                         NET
                       ASSET                DISTRIBUTIONS     NET                  ASSETS
                       VALUE         NET      FROM NET    ASSET VALUE                END
                      BEGINNING  INVESTMENT  INVESTMENT       END        TOTAL    OF PERIOD
                      OF PERIOD    INCOME      INCOME      OF PERIOD     RETURN     (000)
                      ---------  ---------- ------------- -----------    ------   ---------
For the year ended
   June 30, 1996        $1.00       0.03       (0.03)        $1.00        3.51%    $86,477

For the year ended
   June 30, 1995        $1.00       0.03       (0.03)        $1.00        3.41%    $72,593

For the year ended
   June 30, 1994        $1.00       0.02       (0.02)        $1.00        2.32%    $78,219

For the year ended
   June 30, 1993        $1.00       0.02       (0.02)        $1.00        2.48%    $48,424

For the period ended
   June 30, 1992 (1)    $1.00       0.02       (0.02)        $1.00        1.50%*   $66,158


                                                  RATIO       RATIO OF
                                       RATIO   OF EXPENSES   NET INCOME
                         RATIO        OF NET   TO AVERAGETO   AVERAGE
                      OF EXPENSES     INCOME     NET ASSETS   NET ASSETS
                      TO  AVERAGE   TO AVERAGE   (EXCLUDING   (EXCLUDING
                      NET ASSETS    NET ASSETS    WAIVERS)    WAIVERS)
                      -----------   ---------- ------------  -----------
For the year ended
   June 30, 1996         0.16%         3.44%       0.76%       2.84%

For the year ended
   June 30, 1995         0.19%         3.37%       0.83%       2.73%

For the year ended
   June 30, 1994         0.17%         2.29%       0.82%       1.64%

For the year ended
   June 30, 1993         0.19%         2.45%       0.83%       1.81%

For the period ended
   June 30, 1992 (1)     0.17%         3.00%       0.89%       2.28%


--------------
 *    RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
(1) THE FIDUCIARY TAX-FREE RESERVE COMMENCED OPERATIONS ON NOVEMBER 19, 1991. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.

                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS              COREFUND FIDUCIARY MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996






1.  ORGANIZATION

The CoreFund Fiduciary Tax-Free Reserve is a Fund offered by CoreFunds, Inc. (the "Company"), an open-end investment company registered under the Investment Company Act of 1940, as amended.

The Company is presently authorized to offer shares in the following Funds (the "Funds"):

      EQUITY FUNDS:                                  MONEY MARKET FUNDS:
      Growth Equity Fund                             Cash Reserve
      Equity Fund                                    Treasury Reserve
      Equity Index Fund                              Tax-Free Reserve
      International Growth Fund                      Fiduciary Reserve
      Balanced Fund                                  Fiduciary Treasury Reserve
      Special Equity Fund                            Fiduciary Tax-Free Reserve

      FIXED INCOME FUNDS:
      Short Term Income Fund
      Government Income Fund
      Short-Intermediate Bond Fund
      Intermediate Municipal Bond Fund
      Bond Fund
      Global Bond Fund
      Pennsylvania Municipal Bond Fund
      New Jersey Municipal Bond Fund

The financial statements included herein present only those of the Fiduciary Tax-Free Reserve Fund. The financial statements of the remaining Funds are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fiduciary Tax-Free Reserve Fund.

SECURITY VALUATION -- Investment securities of the Fiduciary Tax-Free Reserve Fund are stated at amortized cost which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)  COREFUND FIDUCIARY MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996




SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding period. Interest income is recorded on the accrual basis.

EXPENSES -- Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Company are prorated to a Fund on the basis of relative net assets.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared on a daily basis and are payable on the first business day of the following month. Any net realized capital gains on sales of securities for a Fund are distributed to its shareholders at least annually.

FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required.

3.  INVESTMENT ADVISORY AND CUSTODIAL SERVICES

Pursuant to an investment advisory agreement dated August 12, 1996, investment advisory services are provided to the Company by CoreStates Investment Advisers, Inc. ("CoreStates Advisers"), a wholly-owned subsidiary of CoreStates Bank, N.A. ("CoreStates Bank"), itself a wholly-owned subsidiary of CoreStates Financial Corp. Under the terms of such agreement, CoreStates Advisers is entitled to receive an annual fee of 0.20% on the average net assets of the Fiduciary Tax-Free Reserve Fund. Prior to August 12, 1996, CoreStates Advisers were entitled to receive an annual fee of 0.50% on the average net assets of the Fiduciary Tax-Free Reserve Fund. For the year ended June 30, 1996, CoreStates Advisers earned $405,928 in investment advisory fees, all of which was voluntarily waived in order to assist the Fund in maintaining a competitive expense ratio.

CoreStates Bank also serves as Custodian to the Company. No fees are being paid to CoreStates Bank for such services.

4.  ADMINISTRATIVE, DISTRIBUTION, AND TRANSFER AGENT SERVICES

Pursuant to an administration agreement dated October 30, 1992, as amended June 1, 1995, SEI Fund Resources ("SFR"), a wholly-owned subsidiary of SEI Corporation, acts as the Fund's Administrator. Under the terms of such agreement, SFR is entitled to receive an annual fee of 0.25% on the average daily net assets of the Fiduciary Tax-Free Reserve Fund. Such a fee is computed daily and paid monthly. For the year ended June 30, 1996, administrative fees totaled $218,633 of which $118,592 was voluntarily waived in order to assist the Fund in maintaining a competitive expense ratio.

Effective for the period July 1, 1995 to November 16, 1995, SEI Financial Management Corporation acted as the Transfer Agent of the Fund. Pursuant to a transfer agency agreement dated November 16, 1995, Boston Financial Data Services ("BFDS") a subsidiary of State Street

NOTES TO FINANCIAL STATEMENTS (CONTINUED)  COREFUND FIDUCIARY MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996





Bank and Trust Company acts as the Fund's Transfer Agent. As such, BFDS provides transfer agency, dividend disbursing, and shareholder servicing for the Fund.

On November 2, 1992, SEI Financial Services Company ("SFS"), also a wholly-owned subsidiary of SEI Corporation, became the Fund's exclusive Distributor pursuant to a distribution agreement dated October 30, 1992.

Certain officers of the Company are also officers of the Administrator. Such officers are not paid fees by the Fund.

The Fund has paid legal fees to a law firm in which the secretary of the Company is a partner.

5. INVESTMENT COMPOSITION

The Fund invests in securities which include revenue and general obligation instruments.

At June 30,1996, the revenue sources by purpose were as follows:

                                                             % OF PORTFOLIO
                                                              INVESTMENTS
                                                             --------------
REVENUE INSTRUMENTS
         Education Bonds .............................             7%
         Hospital & Health Care Bonds ................             7%
         Housing Bonds ...............................             6%
         Industrial Bonds ............................            13%
         Other Bonds .................................             7%
         Pollution Control Bonds .....................             8%
         Transportation Bonds ........................             3%
         Utility Bonds ...............................             3%
TAX EXEMPT COMMERCIAL PAPER ..........................            39%
GENERAL OBLIGATIONS ..................................             5%
TAX & REVENUE ANTICIPATION NOTES .....................             2%
                                                                 ----
                                                                 100%
                                                                 ====
In addition, certain investments are covered by insurance issued by several private issuers who guarantee the payment of interest and principal at final maturity in the event of default. Such insurance, however, does not guarantee the market value of the securities or the value of the Fund's shares.

                                                     COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996






SHAREHOLDER VOTING RESULTS (UNAUDITED):

There was a special meeting scheduled for April 9,1996 at which the shareholders of the Cash Reserve, Treasury Reserve, Growth Equity Fund, Short-Intermediate Bond Fund (formerly Intermediate Bond Fund), Government Income Fund, Intermediate Municipal Bond Fund, Tax-Free Reserve, Value Equity Fund, Global Bond Fund, Equity Index Fund, Balanced Fund, International Growth Fund, New Jersey Municipal Bond Fund, Fiduciary Reserve, Fiduciary Tax Free Reserve, Fiduciary Treasury Reserve, Elite Cash Reserve, Elite Government Reserve, and Elite Treasury Reserve (the "Funds") voted on a series of proposals (the "Proposals"). With respect to Proposal 2 relating to the Pennsylvania Municipal Bond Fund, the meeting was adjourned until July 17, 1996. The proposals and the results of the shareholder meeting are set forth as follows.

PROPOSAL 1: To consider and act upon a proposal to elect a Board of Directors.

ELECTION OF DIRECTORS:
                         SHARES VOTED "FOR"         % OF VOTED       % OF TOTAL

Emil J. Mikity            897,624,729.00              99.67%           54.71%
George H. Strong          897,631,180.00              99.67%           54.71%
Erin Anderson             897,649,083.00              99.67%           54.71%
Cheryl H. Wade            897,614,431.00              99.67%           54.71%
Thomas J. Taylor          897,630,502.00              99.67%           54.71%

                         SHARES VOTED "FOR"         % OF VOTED       % OF TOTAL
                         WITHHELD AUTHORITY

Emil J. Mikity              2,998,845.00               0.33%            0.18%
George H. Strong            2,992,394.00               0.33%            0.18%
Erin Anderson               2,974,491.00               0.33%            0.18%
Cheryl H. Wade              3,009,143.00               0.33%            0.18%
Thomas J. Taylor            2,993,072.00               0.33%            0.18%

PROPOSAL 2: To consider and vote upon a proposal to approve a new advisory agreement between the Company, on behalf of each Fund, and CoreStates Investment Advisers, Inc. ("CoreStates Advisers"), pursuant to which CoreStates Advisers will act as investment adviser with respect to the assets of the Funds, effective upon the merger of CoreStates Corp.
("CoreStates") and Meridian Bancorp, Inc. ("Meridian") (the "Merger").

                                           COREFUND FIDUCIARY MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996






SHORT-INTERMEDIATE BOND FUND
                              SHARES VOTED        % OF VOTED         % OF TOTAL

FOR                             2,812,494.00          96.91%             48.69%
AGAINST                            57,130.00           1.97%              0.99%
ABSTAIN                            32,682.00           1.13%              0.57%

CASH RESERVE FUND
                              SHARES VOTED        % OF VOTED         % OF TOTAL

FOR                           302,869,534.00          99.98%             51.28%
AGAINST                           631,760.00           0.21%              0.11%
ABSTAIN                         2,501,075.00           0.82%              0.42%

TREASURY RESERVE FUND
                              SHARES VOTED        % OF VOTED         % OF TOTAL
FOR                           279,305,695.00          99.86%             50.22%
AGAINST                           181,597.00            0.6%               0.3%
ABSTAIN                           206,812.00            0.7%               0.4%

GROWTH EQUITY FUND
                              SHARES VOTED        % OF VOTED         % OF TOTAL
FOR                             4,370,815.00          97.35%             50.83%
AGAINST                            32,878.00           0.73%              0.38%
ABSTAIN                            85,945.00           1.91%               0.1%

INTERMEDIATE BOND FUND
                              SHARES VOTED        % OF VOTED         % OF TOTAL
FOR                                62,694.00          84.04%             49.96%
AGAINST                                 0.00           0.00%              0.00%
ABSTAIN                            11,905.00          15.96%              9.49%

GOVERNMENT INCOME FUND
                              SHARES VOTED        % OF VOTED         % OF TOTAL
FOR                               824,683.00          99.62%             55.41%
AGAINST                                 0.00           0.00%              0.00%
ABSTAIN                             3,152.00           0.38%              0.21%

                                                     COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996






TAX-FREE RESERVE FUND
                                   SHARES VOTED       % OF VOTED      % OF TOTAL
FOR                               33,136,439.00          99.71%          49.91%
AGAINST                               97,294.00           0.29%           0.15%
ABSTAIN                                    0.00           0.00%           0.00%

VALUE EQUITY FUND
                                   SHARES VOTED       % OF VOTED      % OF TOTAL
FOR                                2,010,658.00          99.92%          75.86%
AGAINST                                   65.00           0.00%           0.00%
ABSTAIN                                1,501.00            0.7%            0.6%

GLOBAL BOND FUND
                                   SHARES VOTED       % OF VOTED      % OF TOTAL
FOR                                3,279,675.00         100.00%          95.19%
AGAINST                                    0.00           0.00%           0.00%
ABSTAIN                                    0.00           0.00%           0.00%

EQUITY INDEX FUND
                                   SHARES VOTED       % OF VOTED      % OF TOTAL
FOR                                3,164,839.00          99.40%          59.23%
AGAINST                                5,049.00           0.16%            0.9%
ABSTAIN                               14,111.00           0.44%           0.26%

BALANCED FUND
                                   SHARES VOTED       % OF VOTED      % OF TOTAL
FOR                                3,134,366.00          96.20%          53.00%
AGAINST                               24,641.00           0.76%           0.42%
ABSTAIN                               99,236.00           3.05%           1.68%

INTERNATIONAL GROWTH FUND
                                   SHARES VOTED       % OF VOTED      % OF TOTAL
FOR                                6,439,273.00          99.87%          71.92%
AGAINST                                1,804.00            0.3%            0.2%
ABSTAIN                                6,466.00           0.10%            0.7%

NEW JERSEY MUNICIPAL FUND
                                   SHARES VOTED       % OF VOTED      % OF TOTAL
FOR                                   83,788.00         100.00%          52.19%
AGAINST                                    0.00           0.00%           0.00%
ABSTAIN                                    0.00           0.00%           0.00%

                                           COREFUND FIDUCIARY MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996





FIDUCIARY RESERVE FUND
                                    SHARES VOTED       % OF VOTED     % OF TOTAL
FOR                                195,289,296.00         99.85%         53.52%
AGAINST                                 50,476.00           0.3%           0.1%
ABSTAIN                                237,317.00          0.12%           0.7%

FIDUCIARY TAX-FREE FUND
                                    SHARES VOTED       % OF VOTED     % OF TOTAL
FOR                                 55,972,626.00         99.12%         73.01%
AGAINST                                 67,984.00          0.12%          0.22%
ABSTAIN                                428,845.00          0.76%          0.56%

FIDUCIARY TREASURY FUND
                                    SHARES VOTED       % OF VOTED     % OF TOTAL
FOR                                 15,216,211.00        100.00%         76.23%
AGAINST                                      0.00          0.00%          0.00%
ABSTAIN                                      0.00          0.00%          0.00%

PENNSYLVANIA MUNICIPAL BOND FUND
                                      SHARES VOTED     % OF VOTED     % OF TOTAL
FOR                                    565,475.00         96.40%         58.19%
AGAINST                                 19,980.00          3.41%          2.06%
ABSTAIN                                  1,119.00          0.19%          0.12%

PROPOSAL 3: To consider and vote upon a proposal to approve the selection of Martin Currie, Inc. ("Martin Currie") or its successor as a Sub-Adviser for a portion of the assets of the International Growth Fund.

INTERNATIONAL GROWTH FUND
                                     SHARES VOTED     % OF VOTED     % OF TOTAL
FOR                                  6,434,497.00         99.80%         71.86%
AGAINST                                  6,500.00          0.10%           0.7%
ABSTAIN                                  6,546.00          0.10%           0.7%

                                                     COREFUND MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996




PROPOSAL 4: To consider and vote upon a proposal to approve the selection of Aberdeen Trust ("Aberdeen") or its successor as a Sub-Adviser for a portion of the assets of the International Growth Fund.

INTERNATIONAL GROWTH FUND
                             SHARES VOTED         % OF VOTED       % OF TOTAL
FOR                          6,438,013.00            99.85%           71.90%
AGAINST                          3,576.00              0.6%             0.4%
ABSTAIN                          5,953.00              0.9%             0.7%

PROPOSAL 5: To consider and vote upon a proposal to approve the selection of Alpha Global Fixed Income Managers, Inc. ("Alpha Global") or its successor as a Sub-Adviser to the Global Bond Fund.

GLOBAL BOND FUND
                             SHARES VOTED        % OF VOTED        % OF TOTAL
FOR                          3,279,675.00           100.00%           95.19%
AGAINST                              0.00             0.00%            0.00%
ABSTAIN                              0.00             0.00%            0.00%

PROPOSAL 6: To consider and vote upon a proposal to change the Global Bond Fund from a "diversified" investment company to a "non-diversified" investment company.

GLOBAL BOND FUND
                             SHARES VOTED        % OF VOTED        % OF TOTAL
FOR                          3,279,675.00           100.00%           95.19%
AGAINST                              0.00             0.00%            0.00%
ABSTAIN                              0.00             0.00%            0.00%

PROPOSAL 7: To consider and vote upon a proposal to change the fundamental policy of the Short-Intermediate Bond Fund so that the Fund maintains an average weighted maturity of two to five years instead of the existing average weighted maturity of three to ten years.

SHORT-INTERMEDIATE BOND FUND
                              SHARES VOTED       % OF VOTED        % OF TOTAL
FOR                           2,370,056.00           97.90%           41.03%
AGAINST                          36,158.00            1.49%            0.63%
ABSTAIN                          14,715.00            0.61%            0.25%

                                           COREFUND FIDUCIARY MONEY MARKET FUNDS
--------------------------------------------------------------------------------
June 30, 1996





PROPOSAL 8: To consider and vote upon an amended investment advisory agreement between CoreStates Advisers and each of the Fiduciary Treasury Reserve and Fiduciary Tax-Free Reserve ("Fiduciary Funds") which would increase (absent any fee waivers) the contractual advisory fee paid to CoreStates Advisers.

FIDUCIARY TREASURY FUND
                             SHARES VOTED      % OF VOTED        % OF TOTAL
FOR                         15,216,211.00         100.00%           76.23%
AGAINST                              0.00           0.00%            0.00%
ABSTAIN                              0.00           0.00%            0.00%

FIDUCIARY TAX-FREE FUND
                             SHARES VOTED      % OF VOTED        % OF TOTAL
FOR                         55,814,121.00          98.84%           72.80%
AGAINST                        170,134.00           0.30%            0.22%
ABSTAIN                        485,200.00           0.86%            0.63%

                       NOTICE TO SHAREHOLDERS OF COREFUNDS
                                   (UNAUDITED)


      For taxpayers filing on a calendar year basis, this notice is for informational purposes only.

Dear CoreFund Shareholders:

      For the fiscal year ended June 30, 1996, the Fiduciary Tax-Free Reserve Fund is designating long-term capital gains, qualifying dividends and exempt income with regard to distributions paid during the year as follows:

                                (A)            (B)
                             LONG TERM      ORDINARY         (C)
                           CAPITAL GAINS     INCOME         TOTAL
                           DISTRIBUTIONS  DISTRIBUTIONS DISTRIBUTIONS
      PORTFOLIO             (TAX BASIS)    (TAX BASIS)   (TAX BASIS)
      ---------            -------------  ------------- -------------
Fiduciary Tax-Free Reserve       0%            100%          100%


                                              (E)
                                 (D)**         TAX        (F)
                              QUALIFYING     EXEMPT     FOREIGN
      PORTFOLIO              DIVIDENDS (1)  INTEREST  TAX CREDIT (2)
      ---------              -------------  --------  --------------
Fiduciary Tax-Free Reserve        0%          100%         0%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE RECEIVED DEDUCTION.
* ITEMS (A) AND (B) ARE BASED ON A PERCENTAGE OF THE PORTFOLIOS' TOTAL DISTRIBUTION.
** ITEMS (D), (E) AND (F) ARE BASED ON A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS OF THE PORTFOLIO.

Please consult your tax department for proper treatment of this information.

                         REPORT OF INDEPENDENT AUDITORS


Board of Directors and Shareholders
CoreFunds, Inc.

We have audited the accompanying statement of net assets of the CoreFund Fiduciary Tax-Free Reserve of CoreFunds, Inc. (the "Fund") as of June 30, 1996, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the Custodian as of June 30, 1996 and confirmation of securities not held by the Custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CoreFund Fiduciary Tax-Free Reserve of CoreFunds, Inc. at June 30, 1996, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years presented therein, in conformity with generally accepted accounting principles.



Philadelphia, Pennsylvania
August 16, 1996

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Corporation. The report is not authorized for distribution to prospective investors in the Corporation unless preceded or accompanied by an effective prospectus. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, CoreStates Bank, N.A., the parent corporation of the Fund's investment adviser. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.



COR-F-058-01